UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-3919

Name of Registrant:	Vanguard STAR Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - October 31, 2006

Item 1:	Reports to Shareholders

Vanguard® STAR® Fund

> Annual Report

October 31, 2006

>	For the fiscal year ended October 31, 2006, Vanguard STAR Fund returned 13.1%.

>	U.S. and international stock markets weathered a midyear rough patch to produce solid returns.

>	Following a sluggish first half, bonds rallied in the final few months of the fiscal period.
Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	10
Your Fund’s After-Tax Returns	18
About Your Fund’s Expenses	19
Glossary	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2006
Total
Returns
Vanguard STAR Fund	13.1%
STAR Composite Index[1]	13.5
STAR Composite Average[2]	11.8

Your Fund’s Performance at a Glance
October 31, 2005–October 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard STAR Fund	$19.14	$21.04	$0.510	$0.055

1   The STAR Composite Index is weighted 50% Morgan Stanley Capital International (MSCI) US Broad Market Index, 25% Lehman Brothers Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI Europe, Australasia, Far East (EAFE) Index.

2

The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund.

1

Chairman’s Letter

Dear Shareholder,

Vanguard STAR Fund produced a quite respectable 13.1% return for the 12 months ended October 31, 2006, propelled by rallies in the stock and bond markets during the final months of the period.

The fund outperformed its peer average (based on a composite of Lipper fund groups approximating STAR Fund’s asset allocation), but it trailed the result of its composite benchmark index. As a “fund of funds,” STAR invests in 11 actively managed Vanguard funds, balanced among eight stock funds and three fixed income funds. Seven of the equity funds generated strong double-digit returns, led by powerful gains in STAR’s two international funds. At the end of the fiscal year, STAR’s dividend yield was 2.56%.

Stocks produced fitful rallies and familiar patterns

U.S. stock prices advanced in fits and starts during the past 12 months, reflecting the uncertainty that pervaded the market for much of the period. The broad market rallied at the start of the fiscal year, buoyed by strong corporate earnings growth and vigorous economic expansion. In mid-May, as investors responded to increasingly pungent whiffs of inflation, anxiety moved to the fore, and market indexes pulled back sharply. In late summer, optimism regained the upper hand. The broad market staged a powerful rally to post a 12-month return of 16.6%.

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As has been the case for much of the past five years, smaller-capitalization stocks outperformed large-caps, and value-oriented stocks bested their growth-oriented counterparts. International stocks were especially strong performers; European and emerging-markets stocks led the way.

Rate hikes and inflation concerns drove the bond market

The fixed income markets reflected some of these same uncertainties, with the back-and-forth pattern most pronounced among the longest-maturity bonds.

The Federal Reserve Board tightened monetary policy by raising its target for the federal funds rate six times during the fiscal year, to 5.25%, and the yields of short-term issues followed closely behind.

The yields of longer-term securities, by contrast, dipped early in the year, rose sharply on inflation worries in May, then finished the period a bit above their starting point.

The broad taxable bond market returned 5.2%. Corporate bonds generally outperformed government issues. Municipal bonds did better still.

For STAR, international funds led a group of strong equity performers

As is most often the case, some of STAR’s underlying funds outpaced their benchmarks during the year, and some underperformed. Combined, they returned a solid 13.1%, while moderating many of the risks associated with their respective market segments.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.0%	11.9%	7.9%
Russell 2000 Index (Small-caps)	20.0	14.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	16.6	12.4	8.9
MSCI All Country World Index ex USA (International)	28.9	23.0	16.7

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.2%	3.9%	4.5%
Lehman Municipal Bond Index	5.7	4.8	5.1
Citigroup 3-Month Treasury Bill Index	4.5	2.8	2.3

CPI
Consumer Price Index	1.3%	2.9%	2.6%

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The equity funds in the portfolio contributed about 11 percentage points (returns are for Investor Shares) to STAR’s total return. As I mentioned above, international stocks performed very well during the period, and STAR’s international funds illustrated the fact. Vanguard International Value Fund returned 31.2% and Vanguard International Growth Fund, 28.2%. Each fund bested the result of its benchmark, and each benefited from a greater than 50% allocation to European stocks.

Domestically, value stocks were top performers. This was reflected in the 19.7% return of Vanguard Windsor™ Fund and the 16.8% return of Vanguard Windsor II Fund. These funds—which together represent about one-quarter of STAR’s assets—lagged the returns of their benchmarks, but still recorded strong returns across all sectors.

Among STAR’s growth-style funds, Vanguard PRIMECAP Fund (up 16.6%) and Vanguard Morgan™ Growth Fund (up 13.5%) were bright spots. On the other hand, Vanguard U.S. Growth Fund, with a 5.1% return, trailed its benchmark. (See table on page 5.)

STAR’s fixed income investments weathered an ever-changing interest rate environment to finish the fiscal period with solid returns. Rising rates put downward pressure on bond prices in the first half of the fiscal year, but the bond market rallied when the Fed paused its rate hikes in August. Vanguard Long-Term Investment-Grade Fund returned 5.8% for the 12 months, the GNMA Fund returned 5.1%, and the Short-Term Investment-Grade Fund

Expense Ratios
Your fund compared with a benchmark
	“Acquired”	Composite
	Fund Fees	Benchmark
	and Expenses[1]	Expense Ratio[2]
STAR Fund	0.35%	1.30%

1   This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which STAR Fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2   Based on the STAR Composite Average, which is weighted 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund. The figure is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

returned 5.0%. Combined, these funds contributed about 2 percentage points to STAR’s total return.

STAR’s balanced approach has yielded strong ten-year results

Over the ten-year period ended October 31, 2006 STAR generated an average yearly return of 9.3%, surpassing the results of its composite measurement standards as well as the return of the broad U.S. stock market. (See table on page 6.)

As you can see in the table on page 6, a hypothetical investment of $10,000 made ten years ago in the STAR Fund, which contains stocks and bonds, would have grown to $24,348 by October 31—almost $1,000 more than the same hypothetical investment would have generated in the stock-only Dow Jones Wilshire 5000

Composite Index. This is an impressive achievement, given that over time, stocks are expected to outperform bonds.

This striking result calls to mind one of the most important challenges that investors face: deciding how to allocate their assets into different categories. Equities or bonds? Large-capitalization stocks or small-caps? International or domestic? Growth or value? During different stretches over the past decade, each of these categories had its moments in the sun. And each experienced stormy patches. The fund’s balanced exposure to all of these areas meant that, although STAR was unlikely to appear at the very top of the return tables during any given quarter, it also would not be at the bottom. Over the years, this unassuming approach quietly produced

		Total Returns
Vanguard Fund	Percentage of	12 Months Ended
(Investor Shares)	STAR’s Assets[1]	October 31, 2006
Stock Funds
Windsor II	16.1%	16.8%
Windsor	8.8	19.7
PRIMECAP	6.9	16.6
U.S. Growth	6.9	5.1
Morgan Growth	6.9	13.5
International Value	6.3	31.2
International Growth	6.2	28.2
Explorer™	4.2	13.6
Bond Funds
Long-Term Investment-Grade	12.7%	5.8%
GNMA	12.6	5.1
Short-Term Investments
Short-Term Investment-Grade	12.4%	5.0%
Combined	100.0%	13.1%

1	As of October 31, 2006.

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impressive results. Since its March 1985 inception, STAR has produced an average annual return of 11.1%.

The STAR Fund embodies central tenets of investing

On one level, STAR can be described as simply a collection of a number of other Vanguard funds. But at heart, your fund is an embodiment of the core investment principles that we at Vanguard emphasize so often: balance, diversification, and low costs.

With its allocation to stock, bond, and short-term investments, STAR is balanced among the major asset classes and diversified within those categories, enabling shareholders to seek the returns of the market’s top segments while limiting exposure to pockets of weaker performance.

It’s important to note that Vanguard delivers this broad spectrum of investment exposure at a very low cost, which allows shareholders to keep a greater portion of the total returns. These attributes make STAR a versatile fund that can be suitable in a variety of roles or circumstances.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 13, 2006

Total Returns
Ten Years Ended October 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
STAR Fund	9.3%	$24,348
STAR Composite Index[1]	8.3	22,125
STAR Composite Average[2]	7.2	20,050
Dow Jones Wilshire 5000 Index	8.9	23,395

1   The STAR Composite Index is weighted 62.5% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, and 12.5% Citigroup 3-Month Treaury Bill Index through December 31, 2002; 50% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Market Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index thereafter.

2   The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter.

6

Fund Profile

As of October 31, 2006

Financial Attributes

Yield	2.6%
Expense Ratio	0%
Acquired Fund Fees and Expenses[1]	0.35%

Allocation to Underlying Vanguard Funds

Stock Funds
Windsor II	16.1%
Windsor	8.8
PRIMECAP	6.9
U.S. Growth	6.9
Morgan Growth	6.9
International Value	6.3
International Growth	6.2
Explorer	4.2
Bond Funds
Long-Term Investment-Grade	12.7%
GNMA	12.6
Short-Term Investments
Short-Term Investment-Grade	12.4%
Total	100.0%

Volatility Measures[2]
Fund versus
Composite Index[3]
R-Squared	0.97
Beta	1.04

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

1   This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the STAR Fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 21.

3   The STAR Composite Index is weighted 50% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Market Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index thereafter.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
STAR Fund	13.13%	8.66%	9.31%	$24,348
Dow Jones Wilshire 5000 Index	16.61	8.89	8.87	23,395
STAR Composite Index[1]	13.47	7.93	8.27	22,125
STAR Composite Average[2]	11.82	7.08	7.20	20,050

1   The STAR Composite Index is weighted 62.5% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Citigroup 3-Month Treasury Bill Index through December 31, 2002; 50% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Market Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index; and 12.5% MSCI EAFE Index thereafter.

2   The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter.

8

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006

				Composite
	STAR Fund			Average[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	17.9%	4.1%	22.0%	19.5%
1998	5.8	3.4	9.2	4.4
1999	7.3	3.4	10.7	15.7
2000	8.6	3.9	12.5	14.0
2001	–6.4	3.3	–3.1	–13.4
2002	–9.4	2.9	–6.5	–8.4
2003	15.7	3.3	19.0	18.1
2004	7.5	2.6	10.1	7.7
2005	6.8	2.5	9.3	8.2
2006	10.2	2.9	13.1	11.8

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
STAR Fund	3/29/1985	8.67%	8.59%	6.07%	3.22%	9.29%

1   The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter. Note: See Financial Highlights table on page 14 for dividend and capital gains information.

9

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Market
Value•
Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (49.7%)
Vanguard Windsor II Fund Investor Shares	61,876,516	2,174,341
Vanguard Windsor Fund Investor Shares	61,772,841	1,190,363
Vanguard PRIMECAP Fund Investor Shares	12,938,608	931,968
Vanguard U.S. Growth Fund Investor Shares	51,983,194	929,459
Vanguard Morgan Growth Fund Investor Shares	48,860,991	927,870
Vanguard Explorer Fund Investor Shares	7,117,500	571,251
6,725,252
International Stock Funds (12.5%)
Vanguard International Value Fund	20,246,994	844,300
Vanguard International Growth Fund Investor Shares	33,752,269	840,769
1,685,069
Bond Funds (25.2%)
Vanguard Long-Term Investment-Grade Fund Investor Shares	183,927,984	1,716,048
Vanguard GNMA Fund Investor Shares	166,014,390	1,695,007
3,411,055
Short-Term Bond Fund (12.4%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	158,351,084	1,672,187

Money Market Fund (0.2%)
1	Vanguard Market Liquidity Fund, 5.289%	28,158,729	28,159
Total Investment Companies (Cost $9,931,155)	13,521,722
Other Assets and Liabilities (0.0%)
Other Assets	30,335
Liabilities	(29,726)
609
Net Assets (100%)
Applicable to 642,594,519 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)	13,522,331
Net Asset Value Per Share	$21.04

10

At October 31, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	9,672,044	$15.05
Undistributed Net Investment Income	91,583.14
Accumulated Net Realized Gains	168,137.26
Unrealized Appreciation	3,590,567	5.59
Net Assets	13,522,331	$21.04

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.Notes to Financial Statements.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

11

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Income Distributions Received	334,697
Net Investment Income—Note B	334,697
Realized Net Gain (Loss)
Capital Gain Distributions Received	237,360
Investment Securities Sold	38,118
Realized Net Gain (Loss)	275,478
Change in Unrealized Appreciation (Depreciation) of Investment Securities	937,240
Net Increase (Decrease) in Net Assets Resulting from Operations	1,547,415

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Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	334,697	269,847
Realized Net Gain (Loss)	275,478	(21,550)
Change in Unrealized Appreciation (Depreciation)	937,240	706,472
Net Increase (Decrease) in Net Assets Resulting from Operations	1,547,415	954,769
Distributions
Net Investment Income	(316,401)	(253,820)
Realized Capital Gain[1]	(33,279)	—
Total Distributions	(349,680)	(253,820)
Capital Share Transactions—Note E
Issued	1,768,850	1,469,838
Issued in Lieu of Cash Distributions	338,007	245,455
Redeemed	(1,329,304)	(951,914)
Net Increase (Decrease) from Capital Share Transactions	777,553	763,379
Total Increase (Decrease)	1,975,288	1,464,328
Net Assets
Beginning of Period	11,547,043	10,082,715
End of Period[2]	13,522,331	11,547,043

1   Includes fiscal 2006 and 2005 short-term gain distributions totaling $33,279,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2	Net Assets—End of Period includes undistributed net investment income of $91,583,000 and $73,287,000.

13

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.14	$17.92	$16.67	$14.41	$15.92
Investment Operations
Net Investment Income	.533	.46	.41	.40	.480
Capital Gain Distributions Received	.378	.01	—	—	.181
Net Realized and Unrealized Gain (Loss) on Investments	1.554	1.19	1.26	2.28	(1.656)
Total from Investment Operations	2.465	1.66	1.67	2.68	(.995)
Distributions
Dividends from Net Investment Income	(.510)	(.44)	(.42)	(.42)	(.500)
Distributions from Realized Capital Gains	(.055)	—	—	—	(.015)
Total Distributions	(.565)	(.44)	(.42)	(.42)	(.515)
Net Asset Value, End of Period	$21.04	$19.14	$17.92	$16.67	$14.41

Total Return	13.13%	9.33%	10.14%	18.96%	–6.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,522	$11,547	$10,083	$8,671	$7,225
Ratio of Expenses to
Average Net Assets—Note B	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	2.64%	2.44%	2.39%	2.60%	3.07%
Portfolio Turnover Rate	9%	6%	6%	15%	12%

1	The acquired fund fees and expenses were 0.35%.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Notes to Financial Statements

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a capital loss carryforward of $73,047,000 to offset taxable capital gains realized during the year ended October 31, 2006, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2006, the fund had $90,286,000 of ordinary income and $169,434,000 of long-term capital gains available for distribution.

At October 31, 2006, the cost of investment securities for tax purposes was $9,931,155,000. Net unrealized appreciation of investment securities for tax purposes was $3,590,567,000, consisting of unrealized gains of $3,606,126,000 on securities that had risen in value since their purchase and $15,559,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended October 31, 2006, the fund purchased $2,105,234,000 of investment securities and sold $1,122,950,000 of investment securities other than temporary cash investments.

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E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	88,228	78,208
Issued in Lieu of Cash Distributions	17,291	13,096
Redeemed	(66,266)	(50,569)
Net Increase (Decrease) in Shares Outstanding	39,253	40,735

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

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Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard STAR Funds and the Shareholders of Vanguard STAR Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by agreement to the underlying ownership records for the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 11, 2006

Special 2006 tax information (unaudited) for Vanguard STAR Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $94,916,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 18.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

17

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: STAR Fund
Periods Ended October 31, 2006
	One Year	Five Years	Ten Years
Returns Before Taxes	13.13%	8.66%	9.31%
Returns After Taxes on Distributions	12.17	7.69	7.20
Returns After Taxes on Distributions and Sale of Fund Shares	8.64	6.91	6.87

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for STAR Fund.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
STAR Fund	4/30/2006	10/31/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,038.51	$1.80
Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.79

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1   The calculations are based on the acquired fund fees and expenses for the most recent six-month period of each underlying fund. STAR Fund’s acquired fund fees and expenses figure as of October 31, 2006, was 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the expense figure multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

19

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund prospectus.

20

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

21

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
144 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
144 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
144 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
144 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
144 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
144 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
144 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
144 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director since 2006,
Secretary since July 2005	General Counsel since 2005, and Secretary of The Vanguard Group, Inc., and of each
144 Vanguard Funds Overseen	of the investment companies served by The Vanguard Group since 2005; Principal of
The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
144 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, STAR, Connect with Vanguard, Windsor,
Explorer, Morgan, and the ship logo are trademarks of The Vanguard
Direct Investor Account Services > 800-662-2739	Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard’s proxy voting
the fund’s current prospectus.	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q560 122006

Vanguard® LifeStrategy® Funds

> Annual Report

October 31, 2006

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund

>

During the fiscal year ended October 31, 2006, returns for the Vanguard LifeStrategy Funds ranged from 8.5% for the most conservative fund to 16.9% for the fund with the most aggressive asset allocation.

>	The stock market completed the fiscal year with strong gains, while bonds generated respectable returns.

>

The performance of each LifeStrategy Fund surpassed that of its corresponding benchmark index and mutual fund peer. A higher-than-target stock allocation for each fund was the most significant factor in this outperformance.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
LifeStrategy Income Fund	7
LifeStrategy Conservative Growth Fund	16
LifeStrategy Moderate Growth Fund	25
LifeStrategy Growth Fund	34
Your Fund’s After-Tax Returns	45
About Your Fund’s Expenses	46
Glossary	48

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2006
Total
Returns
Vanguard LifeStrategy Income Fund	8.5%
Income Composite Index[1]	7.3
Income Composite Average[2]	6.6

Vanguard LifeStrategy Conservative Growth Fund	11.2%
Conservative Growth Composite Index[1]	10.1
Conservative Growth Composite Average[2]	8.9

Vanguard LifeStrategy Moderate Growth Fund	14.1%
Moderate Growth Composite Index[1]	13.0
Moderate Growth Composite Average[2]	11.5

Vanguard LifeStrategy Growth Fund	16.9%
Growth Composite Index[1]	15.8
Growth Composite Average[2]	13.8

Your Fund’s Performance at a Glance
October 31, 2005–October 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital	SEC
	Share Price	Share Price	Dividends	Gains	Yield[3]
Vanguard LifeStrategy Income Fund	$13.38	$13.97	$0.52	$0.00	3.75%
Vanguard LifeStrategy Conservative
Growth Fund	15.24	16.43	0.49	0.00	3.11
Vanguard LifeStrategy Moderate
Growth Fund	18.09	20.09	0.50	0.00	2.59
Vanguard LifeStrategy Growth Fund	20.37	23.32	0.45	0.00	1.97

1   Total returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the Morgan Stanley Capital International (MSCI) US Broad Market Index; for international stocks, the MSCI Europe, Australasia, Far East (EAFE) Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term investments, the Lehman 1–3 Year U.S. Credit Index.

2   Each average is a blended composite that weights the return of the average comparable mutual fund for each asset class in proportion to the target weighting of the appropriate LifeStrategy Fund. All average returns for funds are derived from data provided by Lipper Inc. The Income Composite Average is weighted 60% average fixed income fund, 20% average general equity fund, 20% average money market fund. The Conservative Growth Composite Average is weighted 40% average fixed income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund. The Moderate Growth Composite Average is weighted 50% average general equity fund, 40% average fixed income fund, and 10% average international fund. The Growth Composite Average is weighted 65% average general equity fund, 20% average fixed income fund, and 15% average international fund.

3	30-day advertised yield net of expenses at month-end.

Chairman’s Letter

Dear Shareholder,

The four Vanguard LifeStrategy Funds posted very good results during the fiscal year ended October 31, 2006. The funds’ performance was bolstered by solid gains from both the broad stock and bond markets. The return of the most conservative fund, LifeStrategy Income, was about half that of the most aggressive, LifeStrategy Growth.

If you own a LifeStrategy Fund in a taxable account, you may wish to review the funds’ after-tax returns on page 45.

Stocks produced fitful rallies and familiar patterns

U.S. stock prices advanced in fits and starts during the past 12 months, reflecting the uncertainty that pervaded the market for much of the period. The broad market rallied at the start of the fiscal year, buoyed by strong corporate earnings growth and vigorous economic expansion. In mid-May, as investors responded to increasingly pungent whiffs of inflation, anxiety moved to the fore, and market indexes pulled back sharply. In late summer, optimism regained the upper hand. The broad market staged a powerful rally to post a 12-month return of 16.6%.

As has been the case for much of the past five years, smaller-capitalization stocks outperformed large-caps, and value-oriented stocks bested their growth-oriented counterparts. International stocks were especially strong performers; European and emerging-markets stocks led the way.

Rate hikes and inflation concerns drove the bond market

The fixed income markets reflected some of these same uncertainties, with the back-and-forth pattern most pronounced among the longest-maturity bonds. The Federal Reserve Board tightened monetary policy by raising its target for the federal funds rate six times during the fiscal year, to 5.25%, and the yields of short-term issues followed closely behind. The yields of longer-term securities, by contrast, dipped early in the year, rose sharply on inflation worries in May, then finished the period a bit above their starting point. The broad taxable bond market returned 5.2%. Corporate bonds generally outperformed government issues. Municipal bonds did better still.

Stock exposure provided a boost to the funds’ returns

The four LifeStrategy portfolios are “funds of funds” that invest in varying mixes of up to five other Vanguard mutual funds. The underlying funds are primarily index portfolios that track the broad U.S. stock or bond markets, or international equity markets. During the past 12 months, the LifeStrategy Funds with the highest allocations to stocks delivered the best returns. (See your fund’s respective Fund Profile page for the breakdown among the fund’s underlying holdings.)

Each fund’s return was aided by an allocation to stocks that was 10 percentage points above its target position. The overweighting to stocks

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.0%	11.9%	7.9%
Russell 2000 Index (Small-caps)	20.0	14.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	16.6	12.4	8.9
MSCI All Country World Index ex USA (International)	28.9	23.0	16.7

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.2%	3.9%	4.5%
Lehman Municipal Bond Index	5.7	4.8	5.1
Citigroup 3-Month Treasury Bill Index	4.5	2.8	2.3

CPI
Consumer Price Index	1.3%	2.9%	2.6%

came about because Vanguard Asset Allocation Fund, a component of all four funds, maintained a 100% stock allocation during the entire period, except for a brief and well-timed three-week shift to a mix of 90% equities and 10% bonds in May. (The Asset Allocation Fund’s benchmark is weighted 65% stocks and 35% bonds.)

The 12-month returns of the underlying funds ranged from 5.0% for Vanguard Short-Term Investment-Grade Fund—a 20% holding in both the LifeStrategy Income and Conservative Growth Funds—to 27.8% for Vanguard Total International Stock Index Fund, which represents a weighting of 15% in the LifeStrategy Growth Fund, 10% in the Moderate Growth Fund, and 5% in the Conservative Growth Fund. The three funds benefited from this exposure to international stocks during the fiscal period, thanks to the continued advantage overseas markets enjoyed versus the U.S. market.

Three underlying funds are common to all of the LifeStrategy Fund portfolios. They are Vanguard Total Bond Market Index Fund, which returned 5.1% for the fiscal year; Vanguard Total Stock Market Index Fund, up 16.3%; and Vanguard Asset Allocation Fund, up 16.5%.

Expense Ratios
Your fund compared with its peer group
	“Acquired”	Peer-Group
	Fund Fees	Expense
	and Expenses[1]	Ratio[2]
LifeStrategy Income Fund	0.25%	1.00%
LifeStrategy Conservative Growth Fund	0.26	1.11
LifeStrategy Moderate Growth Fund	0.26	1.28
LifeStrategy Growth Fund	0.27	1.39

Total Returns
12 Months Ended October 31, 2006
	Vanguard	Mutual Fund
	Fund	Average[3]
LifeStrategy Income Fund	8.5%	6.6%
LifeStrategy Conservative Growth Fund	11.2	8.9
LifeStrategy Moderate Growth Fund	14.1	11.5
LifeStrategy Growth Fund	16.9	13.8

1   This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the LifeStrategy Funds invest. The LifeStrategy Funds do not charge any expenses or fees of their own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2   Peer groups are (from top to bottom) the Income Composite Average, the Conservative Growth Composite Average, the Moderate Growth Composite Average, and the Growth Composite Average. Each average is a blended composite that weights the expense of the average comparable mutual fund for each asset class in proportion to the target weighting of the appropriate LifeStrategy Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2005.

3   Each average is a blended composite that weights the return of the average comparable mutual fund for each asset class in proportion to the target weighting of the appropriate LifeStrategy Fund. All average returns for funds are derived from data provided by Lipper Inc.

The funds have compiled admirable long-term records

The LifeStrategy Funds have provided quite impressive long-term results. Their returns have surpassed those of their respective peer groups by margins ranging from 1.2 to 1.6 percentage points annually, on average. As the table on page 6 shows, a hypothetical $10,000 investment made in the LifeStrategy Growth Fund a decade ago would have grown to $22,782 by October 31, an advantage of more than $2,300 over the growth composite fund average.

The funds’ performance advantage derives in part from the indexing expertise of Vanguard’s Quantitative Equity and Fixed Income Groups, who have honed their indexing methods to tightly track the performance of the funds’ benchmarks. The advisor to Vanguard Asset Allocation fund, Mellon Capital Management, also has added value to the LifeStrategy Funds. In addition, the exceptionally low costs of each of the underlying funds in which the LifeStrategy Funds invest mean that more of the funds’ returns are cycled back to you, the investor.

Target and Actual Asset Allocations
Percentages as of October 31, 2006
					Short-Term
	Stocks[1]		Bonds		Investments
	Target	Actual	Target	Actual	Target	Actual
LifeStrategy Income Fund	20%	30%	60%	50%	20%	20%
LifeStrategy Conservative Growth Fund	40	50	40	30	20	20
LifeStrategy Moderate Growth Fund	60	70	40	30	0	0
LifeStrategy Growth Fund	80	90	20	10	0	0

1   Actual international stock positions for the Income, Conservative Growth, Moderate Growth, and Growth Funds equaled 0%, 5%, 10%, and 15% of assets, respectively.

The enduring value of balance and diversification

As investors have learned over the years, the stock and bond markets can harbor many uncertainties. There is simply no way to know what will happen year by year, much less day to day. That’s why Vanguard suggests that the best way to prepare for long-term investing is to select an appropriate, diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and risk tolerance.

Once you have made your initial decision, it is critical to stick with it, resisting the temptation to alter course. A balanced portfolio should never deliver the best (or worst) possible returns, but the ride should be less bumpy than one that encompasses a higher degree of risk. A balanced portfolio can give you the opportunity to take part in some of the rewards that each asset class offers while helping to dampen the effects of downturns.

The Vanguard LifeStrategy Funds exemplify the virtues of balance and diversification and provide a simple, yet sophissticated, one-fund solution that is appropriate for many investors. Their four different choices allow you to decide whether an aggressive or a more conservative asset allocation is appropriate to help you move toward your investment goals.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 13, 2006

Total Returns[1]
Ten Years Ended October 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
LifeStrategy Income Fund	7.0%	$19,616
Income Composite Index	6.5	18,768
Income Composite Average	5.4	16,981
LifeStrategy Conservative Growth Fund	7.6	20,777
Conservative Growth Composite Index	7.1	19,768
Conservative Growth Composite Average	6.1	18,029
LifeStrategy Moderate Growth Fund	8.2	22,054
Moderate Growth Composite Index	8.0	21,636
Moderate Growth Composite Average	7.0	19,633
LifeStrategy Growth Fund	8.6	22,782
Growth Composite Index	8.4	22,343
Growth Composite Average	7.4	20,454

1	See your fund’s Fund Profile and Performance Summary pages for the components of its benchmarks.

LifeStrategy Income Fund

Fund Profile

As of October 31, 2006

Financial Attributes

Yield	3.8%
Expense Ratio	0%
Acquired Fund Fees and Expenses[1]	0.25%

Volatility Measures[2]
Fund Versus
Composite Index[3]
R-Squared	0.97
Beta	1.06

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	50.3%
Asset Allocation Fund	24.9
Short-Term Investment-Grade Fund	19.8
Total Stock Market Index Fund	5.0
Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

1   This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 48.

3   60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Citigroup 3-Month Treasury Index through August 31, 2003; 60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Lehman 1–3 Year Credit Index through April 22, 2005; and 60% Lehman Aggregate Bond Index, 20% MSCI US Broad Market Index, and 20% Lehman 1–3 Year Credit Index thereafter.

LifeStrategy Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
LifeStrategy Income Fund	8.49%	5.37%	6.97%	$19,616
Lehman Aggregate Bond Index	5.19	4.51	6.26	18,348
Income Composite Index[1]	7.31	5.11	6.50	18,768
Income Composite Average[2]	6.62	4.70	5.44	16,981

1   60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Citigroup 3-Month Treasury Index through August 31, 2003; 60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Lehman 1–3 Year Credit Index through April 22, 2005; and 60% Lehman Aggregate Bond Index, 20% MSCI US Broad Market Index, and 20% Lehman 1–3 Year Credit Index thereafter.

2   A composite fund average weighted 60% average fixed income fund, 20% average general equity fund, and 20% average money market fund. Derived from data provided by Lipper Inc.

LifeStrategy Income Fund

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006
				Income
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[1]
1997	7.6%	5.9%	13.5%	12.5%
1998	6.8	5.4	12.2	10.0
1999	0.1	5.2	5.3	6.1
2000	1.7	5.8	7.5	7.4
2001	–0.7	5.5	4.8	3.7
2002	–5.3	4.5	–0.8	1.3
2003	6.1	3.8	9.9	8.2
2004	2.8	3.4	6.2	5.9
2005	–0.1	3.5	3.4	3.0
2006	4.4	4.1	8.5	7.3

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Income Fund	9/30/1994	5.99%	5.47%	2.36%	4.71%	7.07%

1   60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Citigroup 3-Month Treasury Index through August 31, 2003; 60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Lehman 1–3 Year Credit Index through April 22, 2005; and 60% Lehman Aggregate Bond Index, 20% MSCI US Broad Market Index, and 20% Lehman 1–3 Year Credit Index thereafter.

Note: See Financial Highlights table on page 13 for dividend and capital gains information.

LifeStrategy Income Fund

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (5.0%)
Vanguard Total Stock Market Index Fund Investor Shares	2,516,040	83,356

Balanced Fund (24.8%)
Vanguard Asset Allocation Fund Investor Shares	14,691,156	413,703

Bond Fund (50.1%)
Vanguard Total Bond Market Index Fund Investor Shares	83,399,621	834,830

Short-Term Bond Fund (19.8%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	31,176,635	329,226

Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 5.289%	1,169,887	1,170
Total Investment Companies (Cost $1,524,400)		1,662,285
Other Assets and Liabilities (0.2%)
Other Assets		9,977
Liabilities		(6,657)
		3,320
Net Assets (100%)
Applicable to 119,208,763 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,665,605
Net Asset Value Per Share		$13.97

At October 31, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	1,513,172	$12.69
Undistributed Net Investment Income	6,972.06
Accumulated Net Realized Gains	7,576.06
Unrealized Appreciation	137,885	1.16
Net Assets	1,665,605	$13.97

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

LifeStrategy Income Fund

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Income Distributions Received	63,568
Net Investment Income—Note B	63,568
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	8,495
Realized Net Gain (Loss)	8,495
Change in Unrealized Appreciation (Depreciation) of Investment Securities	64,199
Net Increase (Decrease) in Net Assets Resulting from Operations	136,262

LifeStrategy Income Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,568	59,375
Realized Net Gain (Loss)	8,495	1,019
Change in Unrealized Appreciation (Depreciation)	64,199	(4,535)
Net Increase (Decrease) in Net Assets Resulting from Operations	136,262	55,859
Distributions
Net Investment Income	(63,294)	(58,036)
Realized Capital Gain	—	—
Total Distributions	(63,294)	(58,036)
Capital Share Transactions—Note E
Issued	336,154	456,934
Issued in Lieu of Cash Distributions	58,819	53,907
Redeemed	(553,945)	(368,124)
Net Increase (Decrease) from Capital Share Transactions	(158,972)	142,717
Total Increase (Decrease)	(86,004)	140,540
Net Assets
Beginning of Period	1,751,609	1,611,069
End of Period[1]	1,665,605	1,751,609

1	Net Assets—End of Period includes undistributed net investment income of $6,972,000 and $6,698,000.

LifeStrategy Income Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.38	$13.39	$13.03	$12.28	$12.97
Investment Operations
Net Investment Income	.53	.47	.43	.44	.57
Capital Gain Distributions Received	—	—	.01	—	—
Net Realized and Unrealized
Gain (Loss) on Investments	.58	(.02)	.35	.76	(.67)
Total from Investment Operations	1.11	.45	.79	1.20	(.10)
Distributions
Dividends from Net Investment Income	(.52)	(.46)	(.43)	(.45)	(.59)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.52)	(.46)	(.43)	(.45)	(.59)
Net Asset Value, End of Period	$13.97	$13.38	$13.39	$13.03	$12.28

Total Return	8.49%	3.39%	6.15%	9.95%	–0.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,666	$1,752	$1,611	$1,305	$1,001
Ratio of Expenses to
Average Net Assets—Note B	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.85%	3.47%	3.31%	3.53%	4.64%
Portfolio Turnover Rate	14%	6%	4%	4%	10%

1	The acquired fund fees and expenses were 0.25%.

See accompanying Notes, which are an integral part of the Financial Statements.

LifeStrategy Income Fund

Notes to Financial Statements

Vanguard LifeStrategy Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR® Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a capital loss carryforward of $260,000 to offset taxable capital gains realized during the year ended October 31, 2006, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2006, the fund had $10,242,000 of ordinary income and $4,766,000 of long-term capital gains available for distribution.

At October 31, 2006, the cost of investment securities for tax purposes was $1,524,860,000. Net unrealized appreciation of investment securities for tax purposes was $137,425,000, consisting of unrealized gains of $152,132,000 on securities that had risen in value since their purchase and $14,707,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended October 31, 2006, the fund purchased $230,699,000 of investment securities and sold $391,949,000 of investment securities other than temporary cash investments.

LifeStrategy Income Fund

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	24,760	33,860
Issued in Lieu of Cash Distributions	4,362	4,009
Redeemed	(40,824)	(27,277)
Net Increase (Decrease) in Shares Outstanding	(11,702)	10,592

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

LifeStrategy Conservative Growth Fund

Fund Profile

As of October 31, 2006

Financial Attributes

Yield	3.1%
Expense Ratio	0%
Acquired Fund Fees and Expenses[1]	0.26%

Volatility Measures[2]
Fund Versus
Composite Index[3]
R-Squared	0.99
Beta	1.10

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	30.1%
Asset Allocation Fund	25.0
Total Stock Market Index Fund	20.1
Short-Term Investment-Grade Fund	19.8
Total International Stock Index Fund	5.0
Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

1   This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 48.

3   40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Citigroup 3-Month Treasury Index, and 5% MSCI EAFE Index through August 31, 2003; 40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Lehman 1–3 Year Credit Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Lehman Aggregate Bond Index, 35% MSCI US Broad Market Index, 20% Lehman 1–3 Year Credit Index, and 5% MSCI EAFE Index thereafter.

LifeStrategy Conservative Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
LifeStrategy Conservative Growth Fund	11.23%	6.69%	7.59%	$20,777
Lehman Aggregate Bond Index	5.19	4.51	6.26	18,348
Dow Jones Wilshire 5000 Index	16.61	8.89	8.87	23,395
Conservative Growth Composite Index[1]	10.06	6.33	7.05	19,768
Conservative Growth Composite Average[2]	8.90	5.71	6.07	18,029

1   40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Citigroup 3-Month Treasury Index, and 5% MSCI EAFE Index through August 31, 2003; 40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Lehman 1–3 Year Credit Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Lehman Aggregate Bond Index, 35% MSCI US Broad Market Index, 20% Lehman 1–3 Year Credit Index, and 5% MSCI EAFE Index thereafter.

2   A composite fund average weighted 40% average fixed income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund. Derived from data provided by Lipper Inc.

LifeStrategy Conservative Growth Fund

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006
				Conservative
				Growth
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[1]
1997	11.5%	4.9%	16.4%	15.7%
1998	8.5	4.5	13.0	11.0
1999	5.5	4.5	10.0	11.0
2000	2.5	4.8	7.3	7.0
2001	–7.6	4.3	–3.3	–4.6
2002	–7.7	3.6	–4.1	–2.5
2003	10.6	3.4	14.0	12.2
2004	4.7	2.8	7.5	7.2
2005	2.8	3.0	5.8	5.2
2006	7.8	3.4	11.2	10.1

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Ten Years
Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Conservative Growth Fund 9/30/1994	7.79%	6.72%	3.67%	3.92%	7.59%

1   40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Citigroup 3-Month Treasury Index, and 5% MSCI EAFE Index through August 31, 2003; 40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Lehman 1–3 Year Credit Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Lehman Aggregate Bond Index, 35% MSCI US Broad Market Index, 20% Lehman 1–3 Year Credit Index, and 5% MSCI EAFE Index thereafter. Note: See Financial Highlights table on page 22 for dividend and capital gains information.

LifeStrategy Conservative Growth Fund

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (20.0%)
Vanguard Total Stock Market Index Fund Investor Shares	32,157,367	1,065,374

International Stock Fund (5.0%)
Vanguard Total International Stock Index Fund	15,854,216	267,936

Balanced Fund (24.9%)
Vanguard Asset Allocation Fund Investor Shares	47,200,393	1,329,163

Bond Fund (30.0%)
Vanguard Total Bond Market Index Fund Investor Shares	159,569,231	1,597,288

Short-Term Bond Fund (19.8%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	99,685,449	1,052,678

Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 5.289%	4,110,919	4,111
Total Investment Companies (Cost $4,594,553)		5,316,550
Other Assets and Liabilities (0.2%)
Other Assets		25,529
Liabilities		(15,660)
		9,869
Net Assets (100%)
Applicable to 324,138,157 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,326,419
Net Asset Value Per Share		$16.43

At October 31, 2006, net assets consisted of:2

	Amount	Per
	($000)	Share
Paid-in Capital	4,592,429	$14.17
Undistributed Net Investment Income	17,176.05
Accumulated Net Realized Losses	(5,183)	(.02)
Unrealized Appreciation	721,997	2.23

Net Assets	5,326,419	$16.43

•   See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2   See Note C in Notes to Financial Statementsfor the tax-basis components of net assets.

LifeStrategy Conservative Growth Fund

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Income Distributions Received	148,299
Net Investment Income—Note B	148,299
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	6,680
Realized Net Gain (Loss)	6,680
Change in Unrealized Appreciation (Depreciation) of Investment Securities	347,065
Net Increase (Decrease) in Net Assets Resulting from Operations	502,044

LifeStrategy Conservative Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	148,299	113,239
Realized Net Gain (Loss)	6,680	1,845
Change in Unrealized Appreciation (Depreciation)	347,065	90,441
Net Increase (Decrease) in Net Assets Resulting from Operations	502,044	205,525
Distributions
Net Investment Income	(142,715)	(110,215)
Realized Capital Gain	—	—
Total Distributions	(142,715)	(110,215)
Capital Share Transactions—Note E
Issued	1,570,776	1,055,629
Issued in Lieu of Cash Distributions	138,928	106,775
Redeemed	(821,888)	(641,824)
Net Increase (Decrease) from Capital Share Transactions	887,816	520,580
Total Increase (Decrease)	1,247,145	615,890
Net Assets
Beginning of Period	4,079,274	3,463,384
End of Period[1]	5,326,419	4,079,274

1	Net Assets—End of Period includes undistributed net investment income of $17,176,000 and $11,592,000.

LifeStrategy Conservative Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.24	$14.83	$14.17	$12.81	$13.88
Investment Operations
Net Investment Income	.50	.44	.40	.39	.51
Capital Gain Distributions Received	—	—	.01[1]	—	—
Net Realized and Unrealized
Gain (Loss) on Investments	1.18	.41	.64[1]	1.37	(1.06)
Total from Investment Operations	1.68	.85	1.05	1.76	(.55)
Distributions
Dividends from Net Investment Income	(.49)	(.44)	(.39)	(.40)	(.52)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.49)	(.44)	(.39)	(.40)	(.52)
Net Asset Value, End of Period	$16.43	$15.24	$14.83	$14.17	$12.81

Total Return	11.23%	5.77%	7.49%	13.99%	–4.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,326	$4,079	$3,463	$2,795	$2,133
Ratio of Expenses to
Average Net Assets—Note B	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.21%	2.95%	2.74%	2.92%	3.79%
Portfolio Turnover Rate	4%	7%	5%	5%	12%

1   Reflects a $.03 revision to the previously reported amounts of Capital Gain Distributions Received ($–.02) and Net Realized and Unrealized Gain (Loss) on Investments ($.67). This reclassification has no effect on Net Asset Value or Total Return.

2	The acquired fund fees and expenses were 0.26%.

See accompanying Notes, which are an integral part of the Financial Statements.

LifeStrategy Conservative Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Conservative Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2006, the fund had $17,615,000 of ordinary income available for distribution. The fund had available realized losses of $5,607,000 to offset future net capital gains of $187,000 through October 31, 2010; $4,848,000 through October 31, 2011; and $572,000 through October 31, 2012.

At October 31, 2006, the cost of investment securities for tax purposes was $4,594,568,000. Net unrealized appreciation of investment securities for tax purposes was $721,982,000, consisting of unrealized gains of $741,795,000 on securities that had risen in value since their purchase and $19,813,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended October 31, 2006, the fund purchased $1,072,291,000 of investment securities and sold $173,027,000 of investment securities other than temporary cash investments.

LifeStrategy Conservative Growth Fund

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	99,714	69,357
Issued in Lieu of Cash Distributions	8,898	7,025
Redeemed	(52,170)	(42,155)
Net Increase (Decrease) in Shares Outstanding	56,442	34,227

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

LifeStrategy Moderate Growth Fund

Fund Profile

As of October 31, 2006

Financial Attributes

Yield	2.6%
Expense Ratio	0%
Acquired Fund Fees and Expenses[1]	0.26%

Volatility Measures[2]
Fund Versus
Composite Index[3]
R-Squared	1.00
Beta	1.08

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	35.1%
Total Bond Market Index Fund	30.0
Asset Allocation Fund	24.9
Total International Stock Index Fund	10.0
Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

1   This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 48.

3   50% Dow Jones Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Market Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index thereafter.

25

LifeStrategy Moderate Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
LifeStrategy Moderate Growth Fund	14.09%	8.08%	8.23%	$22,054
Dow Jones Wilshire 5000 Index	16.61	8.89	8.87	23,395
Lehman Aggregate Bond Index	5.19	4.51	6.26	18,348
Moderate Growth Composite Index[1]	12.96	7.92	8.02	21,636
Moderate Growth Composite Average[2]	11.45	7.25	6.98	19,633

1   50% Dow Jones Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Market Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index thereafter.

2   A composite fund average weighted 50% average general equity fund, 40% average fixed income fund, and 10% average international fund. Derived from data provided by Lipper Inc.

26

LifeStrategy Moderate Growth Fund

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006
				Moderate
				Growth
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[1]
1997	15.7%	3.9%	19.6%	19.6%
1998	10.8	3.5	14.3	12.8
1999	10.7	3.6	14.3	15.0
2000	3.8	3.4	7.2	6.9
2001	–13.7	3.0	–10.7	–10.9
2002	–10.1	2.8	–7.3	–5.5
2003	15.0	3.1	18.1	16.9
2004	6.9	2.5	9.4	9.1
2005	5.4	2.6	8.0	7.5
2006	11.1	3.0	14.1	13.0

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Moderate Growth Fund	9/30/1994	9.32%	8.04%	5.02%	3.13%	8.15%

1   50% Dow Jones Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Market Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index thereafter.

Note: See Financial Highlights table on page 31 for dividend and capital gains information.

27

LifeStrategy Moderate Growth Fund

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (35.0%)
Vanguard Total Stock Market Index Fund Investor Shares	99,921,178	3,310,389

International Stock Fund (10.0%)
Vanguard Total International Stock Index Fund	56,020,926	946,754

Balanced Fund (24.9%)
Vanguard Asset Allocation Fund Investor Shares	83,616,601	2,354,643

Bond Fund (29.9%)
Vanguard Total Bond Market Index Fund Investor Shares	282,854,482	2,831,373

Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 5.289%	9,071,920	9,072
Total Investment Companies (Cost $7,629,266)		9,452,231
Other Assets and Liabilities (0.1%)
Other Assets		32,161
Liabilities		(21,001)
		11,160
Net Assets (100%)
Applicable to 471,008,025 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)		9,463,391
Net Asset Value Per Share		$20.09

At October 31, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	7,587,755	$16.10
Undistributed Net Investment Income	59,281.13
Accumulated Net Realized Losses	(6,610)	(.01)
Unrealized Appreciation	1,822,965	3.87
Net Assets	9,463,391	$20.09

•	See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

28

LifeStrategy Moderate Growth Fund

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Income Distributions Received	230,205
Net Investment Income—Note B	230,205
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	17,599
Realized Net Gain (Loss)	17,599
Change in Unrealized Appreciation (Depreciation) of Investment Securities	882,180
Net Increase (Decrease) in Net Assets Resulting from Operations	1,129,984

29

LifeStrategy Moderate Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	230,205	191,229
Realized Net Gain (Loss)	17,599	1,974
Change in Unrealized Appreciation (Depreciation)	882,180	348,929
Net Increase (Decrease) in Net Assets Resulting from Operations	1,129,984	542,132
Distributions
Net Investment Income	(221,290)	(176,538)
Realized Capital Gain	—	—
Total Distributions	(221,290)	(176,538)
Capital Share Transactions—Note E
Issued	2,000,890	1,811,826
Issued in Lieu of Cash Distributions	218,740	174,485
Redeemed	(1,443,071)	(1,169,645)
Net Increase (Decrease) from Capital Share Transactions	776,559	816,666
Total Increase (Decrease)	1,685,253	1,182,260
Net Assets
Beginning of Period	7,778,138	6,595,878
End of Period[1]	9,463,391	7,778,138

1	Net Assets–End of Period includes undistributed net investment income of $59,281,000 and $50,366,000.

30

LifeStrategy Moderate Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.09	$17.17	$16.06	$13.96	$15.52
Investment Operations
Net Investment Income	.51	.47	.39	.345	.45
Capital Gain Distributions Received	—	—	.03	—	.01
Net Realized and Unrealized
Gain (Loss) on Investments	1.99	.89	1.07	2.130	(1.55)
Total from Investment Operations	2.50	1.36	1.49	2.475	(1.09)
Distributions
Dividends from Net Investment Income	(.50)	(.44)	(.38)	(.375)	(.47)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.50)	(.44)	(.38)	(.375)	(.47)
Net Asset Value, End of Period	$20.09	$18.09	$17.17	$16.06	$13.96

Total Return	14.09	7.97%	9.37%	18.06%	–7.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,463	$7,778	$6,596	$5,246	$3,897
Ratio of Expenses to
Average Net Assets—Note B	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.70%	2.61%	2.36%	2.39%	2.98%
Portfolio Turnover Rate	8%	8%	6%	5%	15%

1	The acquired fund fees and expenses were 0.26%.

See accompanying Notes, which are an integral part of the Financial Statements.

31

LifeStrategy Moderate Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Moderate Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2006, the fund had $57,875,000 of ordinary income available for distribution. The fund had available realized losses of $5,204,000 to offset future net capital gains of $67,000 through October 31, 2010, and $5,137,000 through October 31, 2011.

At October 31, 2006, the cost of investment securities for tax purposes was $7,629,266,000. Net unrealized appreciation of investment securities for tax purposes was $1,822,965,000, consisting of unrealized gains of $1,832,679,000 on securities that had risen in value since their purchase and $9,714,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended October 31, 2006, the fund purchased $1,420,281,000 of investment securities and sold $643,847,000 of investment securities, other than U.S. government securities and temporary cash investments.

32

LifeStrategy Moderate Growth Fund

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	105,376	101,565
Issued in Lieu of Cash Distributions	11,859	9,775
Redeemed	(76,272)	(65,526)
Net Increase (Decrease) in Shares Outstanding	40,963	45,814

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

33

LifeStrategy Growth Fund

Fund Profile

As of October 31, 2006

Financial Attributes

Yield	2.0%
Expense Ratio	0%
Acquired Fund Fees and Expenses[1]	0.27%

Volatility Measures[2]
Fund Versus
Composite Index[3]
R-Squared	1.00
Beta	1.07

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	49.9%
Asset Allocation Fund	24.9
Total International Stock Index Fund	15.1
Total Bond Market Index Fund	10.1
Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

1   This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 48.

3   65% Dow Jones Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005; and 65% MSCI US Broad Market Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index thereafter.

34

LifeStrategy Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
LifeStrategy Growth Fund	16.94%	9.21%	8.58%	$22,782
Dow Jones Wilshire 5000 Index	16.61	8.89	8.87	23,395
Growth Composite Index[1]	15.80	8.99	8.37	22,343
Growth Composite Average[2]	13.77	8.13	7.42	20,454

1   65% Dow Jones Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005; and 65% MSCI US Broad Market Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index thereafter.

2   A composite fund average weighted 65% average general equity fund, 20% average fixed income fund, and 15% average international fund. Derived from data provided by Lipper Inc.

35

LifeStrategy Growth Fund

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006
				Growth
Fiscal	Capital	Income	Total	Composite
Year	Return	Return	Return	Index[1]
1997	19.5%	3.0%	22.5%	22.7%
1998	12.2	2.6	14.8	13.5
1999	16.6	2.8	19.4	20.0
2000	4.3	2.5	6.8	6.4
2001	–20.1	1.9	–18.2	–18.4
2002	–12.7	1.8	–10.9	–9.4
2003	19.9	2.2	22.1	20.9
2004	8.8	1.9	10.7	10.4
2005	8.1	2.2	10.3	9.8
2006	14.5	2.4	16.9	15.8

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Growth Fund	9/30/1994	11.04%	9.09%	6.08%	2.32%	8.40%

1   65% Dow Jones Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005; and 65% MSCI US Broad Market Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index thereafter.

Note: See Financial Highlights table on page 40 for dividend and capital gains information.

36

LifeStrategy Growth Fund

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (49.8%)
Vanguard Total Stock Market Index Fund Investor Shares	126,562,069	4,193,001

International Stock Fund (15.0%)
Vanguard Total International Stock Index Fund	74,954,023	1,266,723

Balanced Fund (24.9%)
Vanguard Asset Allocation Fund Investor Shares	74,431,844	2,096,001

Bond Fund (10.1%)
Vanguard Total Bond Market Index Fund Investor Shares	84,681,136	847,657

Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 5.289%	7,244,592	7,245
Total Investment Companies (Cost $6,449,732)		8,410,627
Other Assets and Liabilities (0.1%)
Other Assets		21,145
Liabilities		(9,467)
		11,678
Net Assets (100%)
Applicable to 361,096,542 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)		8,422,305
Net Asset Value Per Share		$23.32
At October 31, 2006, net assets consisted of:[2]
Amount		Per
($000)		Share
Paid-in Capital	6,452,632	$17.87
Undistributed Net Investment Income		29,381.08
Accumulated Net Realized Losses	(20,603)	(.06)
Unrealized Appreciation	1,960,895	5.43
Net Assets	8,422,305	$23.32

•	See Note A in Notes to Financial Statements.

1   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

37

LifeStrategy Growth Fund

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Income Distributions Received	155,467
Net Investment Income—Note B	155,467
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	9,757
Realized Net Gain (Loss)	9,757
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,003,198
Net Increase (Decrease) in Net Assets Resulting from Operations	1,168,422

38

LifeStrategy Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	155,467	130,547
Realized Net Gain (Loss)	9,757	198
Change in Unrealized Appreciation (Depreciation)	1,003,198	456,988
Net Increase (Decrease) in Net Assets Resulting from Operations	1,168,422	587,733
Distributions
Net Investment Income	(152,028)	(122,372)
Realized Capital Gain	—	—
Total Distributions	(152,028)	(122,372)
Capital Share Transactions—Note E
Issued	1,689,483	1,347,140
Issued in Lieu of Cash Distributions	150,342	120,945
Redeemed	(1,038,605)	(863,880)
Net Increase (Decrease) from Capital Share Transactions	801,220	604,205
Total Increase (Decrease)	1,817,614	1,069,566
Net Assets
Beginning of Period	6,604,691	5,535,125
End of Period[1]	8,422,305	6,604,691

1	Net Assets–End of Period includes undistributed net investment income of $29,381,000 and $25,942,000.

39

LifeStrategy Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.37	$18.84	$17.32	$14.45	$16.56
Investment Operations
Net Investment Income	.45	.42	.32	.28	.34
Capital Gain Distributions Received	—	—	.16	—	—
Net Realized and Unrealized
Gain (Loss) on Investments	2.95	1.51	1.36	2.87	(2.10)
Total from Investment Operations	3.40	1.93	1.84	3.15	(1.76)
Distributions
Dividends from Net Investment Income	(.45)	(.40)	(.32)	(.28)	(.35)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.45)	(.40)	(.32)	(.28)	(.35)
Net Asset Value, End of Period	$23.32	$20.37	$18.84	$17.32	$14.45

Total Return	16.94%	10.30%	10.70%	22.12%	–10.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,422	$6,605	$5,535	$4,422	$3,209
Ratio of Expenses to
Average Net Assets—Note B	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.09%	1.79%	1.79%	2.12%
Portfolio Turnover Rate	3%	4%	5%	2%	7%

1	The acquired fund fees and expenses were 0.27%.

See accompanying Notes, which are an integral part of the Financial Statements.

40

LifeStrategy Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR Funds. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2006, the fund had $28,172,000 of ordinary income available for distribution. The fund had available realized losses of $19,269,000 to offset future net capital gains of $16,316,000 through October 31, 2010, and $2,953,000 through October 31, 2011.

At October 31, 2006, the cost of investment securities for tax purposes was $6,449,858,000. Net unrealized appreciation of investment securities for tax purposes was $1,960,769,000, consisting of unrealized gains of $1,961,741,000 on securities that had risen in value since their purchase and $972,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended October 31, 2006, the fund purchased $1,028,747,000 of investment securities and sold $230,013,000 of investment securities, other than U.S. government securities and temporary cash investments.

41

LifeStrategy Growth Fund

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	77,515	67,504
Issued in Lieu of Cash Distributions	7,132	6,061
Redeemed	(47,727)	(43,217)
Net Increase (Decrease) in Shares Outstanding	36,920	30,348

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

42

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard STAR Funds and the Shareholders of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (four portfolios of Vanguard LifeStrategy Funds, hereafter referred to as the “Funds”) at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by agreement to the underlying ownership records for the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2006

43

Special 2006 tax information (unaudited) for Vanguard LifeStrategy Funds

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
LifeStrategy Fund	($000)
Income	8,039
Conservative Growth	37,294
Moderate Growth	97,490
Growth	107,843

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

LifeStrategy Fund	Percentage
Income	12.0%
Conservative Growth	21.9
Moderate Growth	34.8
Growth	56.4

44

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Vanguard LifeStrategy Funds
Periods Ended October 31, 2006
	One	Five	Ten
	Year	Years	Years
LifeStrategy Income Fund
Returns Before Taxes	8.49%	5.37%	6.97%
Returns After Taxes on Distributions	7.15	4.02	5.02
Returns After Taxes on Distributions and Sale of Fund Shares	5.58	3.80	4.80

LifeStrategy Conservative Growth Fund
Returns Before Taxes	11.23%	6.69%	7.59%
Returns After Taxes on Distributions	10.20	5.62	5.93
Returns After Taxes on Distributions and Sale of Fund Shares	7.43	5.13	5.57

LifeStrategy Moderate Growth Fund
Returns Before Taxes	14.09%	8.08%	8.23%
Returns After Taxes on Distributions	13.29	7.21	6.90
Returns After Taxes on Distributions and Sale of Fund Shares	9.35	6.48	6.38

LifeStrategy Growth Fund
Returns Before Taxes	16.94%	9.21%	8.58%
Returns After Taxes on Distributions	16.42	8.63	7.58
Returns After Taxes on Distributions and Sale of Fund Shares	11.29	7.68	6.94

45

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs are calculated using each fund’s acquired fund fees and expenses.

The table on page 47 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

46

Six Months Ended October 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2006	10/31/2006	Period[1]
Based on Actual Fund Return
LifeStrategy Income Fund	$1,000.00	$1,048.74	$1.29
LifeStrategy Conservative Growth Fund	1,000.00	1,047.98	1.34
LifeStrategy Moderate Growth Fund	1,000.00	1,050.71	1.34
LifeStrategy Growth Fund	1,000.00	1,049.52	1.34
Based on Hypothetical 5% Yearly Return
LifeStrategy Income Fund	$1,000.00	$1,023.95	$1.28
LifeStrategy Conservative Growth Fund	1,000.00	1,023.89	1.33
LifeStrategy Moderate Growth Fund	1,000.00	1,023.89	1.33
LifeStrategy Growth Fund	1,000.00	1,023.89	1.33

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

1   These calculations are based on expenses incurred in the most recent six-month period of each underlying fund. The LifeStrategy Funds’ acquired fund fees and expenses as of October 31, 2006, are (in order as listed from top to bottom above) 0.25%, 0.26%, 0.26%, and 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized acquired fund fees and expenses for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

47

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

48

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
144 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
144 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
144 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
144 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
144 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
144 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
144 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
144 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director since 2006,
Secretary since July 2005	General Counsel since 2005, and Secretary of The Vanguard Group, Inc., and of each
144 Vanguard Funds Overseen	of the investment companies served by The Vanguard Group since 2005; Principal of
The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
144 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2   December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ >www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, STAR, Connect with Vanguard, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their respective owners.
Institutional Investor Services > 800-523-1036

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q880 122006

Vanguard® International Stock Index Funds

> Annual Report

October 31, 2006

Vanguard European Stock Index Fund

Vanguard Pacific Stock Index Fund

Vanguard Emerging Markets Stock Index Fund

Vanguard Total International Stock Index Fund

Vanguard Developed Markets Index Fund

Vanguard Institutional Developed Markets Index Fund

>	For the fiscal year ended October 31, 2006, returns for the Vanguard International Stock Index Funds were excellent. Results for the period were buoyed by a weak U.S. dollar.

>	The funds closely tracked their benchmark indexes, and all but two delivered returns that surpassed those of their average mutual fund peers.

>	In keeping with results seen over the past several years, international stocks turned in outstanding results compared with those of their U.S. counterparts.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	4
European Stock Index Fund	11
Pacific Stock Index Fund	36
Emerging Markets Stock Index Fund	58
Total International Stock Index Fund	88
Developed Markets Index Fund	97
Institutional Developed Markets Index Fund	106
Your Fund’s After-Tax Returns	117
About Your Fund’s Expenses	119
Glossary	121

European Stock Index Fund
Pacific Stock Index Fund
Emerging Markets Stock Index
Developed Markets Index Fund
Institutional Developed Markets Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2006
Total
Returns
Vanguard European Stock Index Fund
Investor Shares	31.6%
Admiral™ Shares[1]	31.8
Signal Shares[2]	3.6[3]
Institutional Shares[4]	31.8
ETF Shares[5]
Market Price	30.6
Net Asset Value	31.8
MSCI Europe Index	31.7
Average European Region Fund[6]	32.1

Vanguard Pacific Stock Index Fund
Investor Shares	18.4%
Admiral Shares[1]	18.5
Institutional Shares[4]	18.5
ETF Shares[5]
Market Price	17.5
Net Asset Value	18.4
MSCI Pacific Index	19.2
Average Japan/Pacific Region Fund[6]	17.1

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2   Signal Shares also carry lower costs and are available to certain institutional shareholders who meet certain administrative, servicing, and account-size criteria.

3	Since inception: October 6, 2006.
4	This class of shares carries low expenses and is available for a minimum initial investment of $5 million.

5   ETF Shares are traded on the American Stock Exchange and are available only through brokers. The table shows the ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.

6	Derived from data provided by Lipper Inc.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2006
Total
Returns
Vanguard Emerging Markets Stock Index Fund
Investor Shares	32.6%
Admiral Shares[1]	16.1[2]
Institutional Shares[3]	32.8
ETF Shares[4]
Market Price	32.2
Net Asset Value	32.7
Spliced Emerging Markets Index[5]	33.3
Average Emerging Markets Fund[6]	34.7

Vanguard Total International Stock Index Fund	27.8%
Total International Composite Index[7]	28.3
Average International Fund[6]	26.3

Vanguard Developed Markets Index Fund	27.3%
MSCI EAFE Index	27.5
Average International Fund[6]	26.3

Vanguard Institutional Developed Markets Index Fund	27.4%
MSCI EAFE Index	27.5
Average International Fund[6]	26.3

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Since inception: June 23, 2006.
3	This class of shares carries low expenses and is available for a minimum initial investment of $5 million.

4   ETF Shares are traded on the American Stock Exchange and are available only through brokers. The table shows the ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.

5   Select Emerging Markets Index through August 23, 2006; MSCI Emerging Markets Index in U.S. dollars thereafter. The Select Emerging Markets Index was administered exclusively for Vanguard by MSCI.

6	Derived from data provided by Lipper Inc.

7   Consists of the MSCI Europe Index (58.3%), the MSCI Pacific Index (26.9%), and the MSCI Emerging Markets Index (14.8%) as of October 31, 2006.

Your Fund’s Performance at a Glance

October 31, 2005–October 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
European Stock
Investor Shares	$27.00	$34.67	$0.700	$0.000
Admiral Shares	63.44	81.50	1.680	0.000
Signal Shares	30.41[1]	31.51	0.000	0.000
Institutional Shares	27.05	34.74	0.738	0.000
ETF Shares	50.80	65.21	1.380	0.000
Pacific Stock
Investor Shares	$10.39	$12.13	$0.160	$0.000
Admiral Shares	68.05	79.43	1.107	0.000
Institutional Shares	10.41	12.15	0.176	0.000
ETF Shares	55.09	64.24	0.930	0.000
Emerging Markets Stock
Investor Shares	$16.91	$22.05	$0.315	$0.000
Admiral Shares	25.00[2]	29.03	0.000	0.000
Institutional Shares	16.95	22.11	0.342	0.000
ETF Shares	53.61	69.91	1.077	0.000
Total International Stock	$13.49	$16.90	$0.294	$0.000
Developed Markets	$9.75	$12.15	$0.219	$0.000
Institutional Developed Markets	$9.67	$12.05	$0.229	$0.000

1	Share price at inception; October 6, 2006.
2	Share price at inception; June 23, 2006.

Chairman’s Letter

Dear Shareholder,

Despite concerns over energy prices, rising interest rates, and ongoing geopolitical tensions, optimism about stocks prevailed during the 12 months ended October 31, 2006, leading international markets to produce better results than the broad U.S. equity market. The International Stock Index Funds turned in results for the period that were generally in line with those of their respective benchmark indexes and peer-group averages.

The tables on pages 1 and 2 compare the results of Vanguard’s international equity index funds with those of their peers. If you own one or more of the funds in a taxable account, you may wish to review the details of the funds’ after-tax returns on pages 117 and 118.

International markets served up stronger returns than U.S. market

International stocks turned in excellent results during the period. European and emerging markets led the rally. In Europe, a surge in corporate mergers and acquisitions drove markets higher in many nations. Emerging economies performed well, propelled by continuing global economic growth. The Japanese market was a somewhat weak performer over the year. The weakness of the U.S. dollar made returns from foreign stocks—already strong on a local-currency basis—even more attractive when translated back into dollars for U.S.-based investors.

In the United States, stock prices advanced in fits and starts during the past 12 months, reflecting the uncertainty that pervaded the market for much of the period. The broad market rallied at the start of the fiscal year, buoyed by strong corporate earnings growth and vigorous economic expansion. In mid-May, as investors responded to increasingly pungent whiffs of inflation, anxiety moved to the fore, and market indexes pulled back sharply. In late summer, optimism regained the upper hand. The broad market staged a powerful rally to post a 12-month return of 16.6%. As has been the case for much of the past five years, smaller-capitalization stocks outperformed large-caps, and value-oriented stocks bested their growth-oriented counterparts.

Rate hikes and inflation concerns drove the bond market

The U.S. fixed income markets reflected some of these same uncertainties, with the back-and-forth pattern most pronounced among the longest-maturity bonds. The Federal Reserve Board tightened monetary policy by raising its target for the federal funds rate six times during the fiscal year, to 5.25%, and the yields of short-term issues followed closely behind. The yields of longer-term securities, by contrast, dipped early in the year, rose sharply on inflation worries in May, then finished the period a bit above their starting point. The broad taxable bond market returned 5.2%. Corporate bonds generally outperformed government issues. Municipal bonds did better still.

Total Returns
	Twelve Months Ended October 31, 2006
	Vanguard	Mutual Fund
Index Fund	Fund	Average[1]	Difference
European Stock Investor Shares	31.6%	32.1%	–0.5%
Pacific Stock Investor Shares	18.4	17.1	+1.3
Emerging Markets Stock Investor Shares	32.6	34.7	–2.1
Total International Stock	27.8	26.3	+1.5
Developed Markets	27.3	26.3	+1.0
Institutional Developed Markets	27.4	26.3	+1.1

1	Derived from data provided by Lipper Inc.

Strong returns from markets around the globe

The European Stock Index Fund’s Investor Shares posted a 31.6% return for the fiscal period, reflecting excellent results from several of the fund’s largest country allocations. The fund’s holdings in France, Switzerland, Germany, and the United Kingdom—which together represented about two-thirds of fund assets on average—produced returns of 30% for the United Kingdom and Switzerland, 31% for France, and 36% for Germany. Some of the continent’s smaller markets posted extraordinary results; the fund’s holdings in Spain (roughly 6% of fund assets, on average) returned 42%, and Ireland’s small slice (about 1% of fund assets, on average) returned 44%. The financials, industrials, materials, and utilities sectors produced the largest gains.

The Pacific Stock Index Fund’s Investor Shares returned 18.4% for the period. The fund’s result was most influenced by the performance of its Japanese stocks, whose weighting averaged roughly 75% over the period. The 17% return of the fund’s holdings in Japan was bolstered by stronger results in Australia and Singapore, and more modest returns from Hong Kong. The fund’s top-performing sectors included health care, information technology, materials, and consumer discretionary. Financials, by virtue of their heavy weighting in the fund, made the largest contribution to the fund’s overall return.

The Emerging Markets Stock Index Fund’s Investor Shares delivered a 32.6% return, courtesy of excellent results throughout developing economies. (In August, Vanguard

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2006
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	28.9%	23.0%	16.7%
Russell 1000 Index (Large-caps)	16.0	11.9	7.9
Russell 2000 Index (Small-caps)	20.0	14.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	16.6	12.4	8.9

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.2%	3.9%	4.5%
Lehman Municipal Bond Index	5.7	4.8	5.1
Citigroup 3-Month Treasury Bill Index	4.5	2.8	2.3

CPI
Consumer Price Index	1.3%	2.9%	2.6%

changed the fund’s benchmark to the MSCI Emerging Markets Index from the Select Emerging Markets Index in response to diminished concerns about illiquidity, capital controls, and entry barriers in some emerging markets. The MSCI Emerging Markets Index currently includes 25 countries.) Stocks in Korea, Mexico, Brazil, China, Taiwan, and India provided the most significant contributions to the fund’s results for the 12 months.

Fund holdings in China (roughly 10% of assets, on average) and India (roughly 6% of assets, on average) posted impressive returns of about 60% and 65%, respectively. Central and South American nations, including Brazil, Peru, Argentina, and Mexico, also delivered stellar returns. Standout sectors included industrials, financials, telecommunication services, and energy.

Expense Ratios[1]
Your fund compared with its peer group
	Fund	“Acquired”	Peer-Group
	Expense	Fund Fees and	Expense
	Ratio	Expenses[2]	Ratio
European Stock Index Fund
Investor Shares	0.27%	—	1.54%
Admiral Shares	0.17	—	1.54
Signal Shares	0.17[3]	—	1.54
Institutional Shares	0.12	—	1.54
ETF Shares	0.18	—	1.54
Pacific Stock Index Fund
Investor Shares	0.27%	—	1.68%
Admiral Shares	0.17	—	1.68
Institutional Shares	0.12	—	1.68
ETF Shares	0.18	—	1.68
Emerging Markets Stock Index Fund
Investor Shares	0.42%	—	1.98%
Admiral Shares	0.30[3]	—	1.98
Institutional Shares	0.25	—	1.98
ETF Shares	0.30	—	1.98
Total International Stock Index Fund	—	0.32%	1.65%
Developed Markets Index Fund	—	0.27%	1.65%
Institutional Developed Markets Index Fund	—	0.12%	1.65%

1   Fund expense ratios reflect the 12 months ended October 31, 2006. Peer groups are: for the European Stock Index Fund, the Average European Region Fund; for the Pacific Stock Index Fund, the Average Japan/Pacific Region Fund; for the Emerging Markets Stock Index Fund, the Average Emerging Markets Fund; for the other funds, the Average International Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2005.

2   This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the fund invests. The fund does not have any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

3	Annualized.

The Total International Stock Index Fund, the Developed Markets Index Fund, and the Institutional Developed Markets Index Fund are “funds of funds” that hold other Vanguard index funds; as such, their returns are a composite of results from different regions. The Total International Stock Index Fund—which holds market-based weightings in European, Pacific, and emerging-markets securities—returned 27.8% in the 12 months. The Developed Markets Index Fund and the Institutional Developed Markets Index Fund, which include only European and Pacific markets, returned 27.3% and 27.4%, respectively, for the period.

Fair-value pricing explains shortfalls for three funds

In nearly all cases, the returns of the funds closely tracked those of their target indexes for the period. The exceptions were the

Pacific Stock Index Fund and the Emerging Markets Stock Index Fund, as well as the Total International Fund (which holds shares of both funds). These funds’ Investor Shares underperformed their benchmarks by 0.8, 0.7, and 0.5 percentage point, respectively. These gaps were not a failure to track the benchmark, but largely a result of fair-value pricing.

Fair-value pricing allows the funds to calculate their net asset values based on real-time developments not reflected in closing market prices overseas. When fair-value pricing is used at the open or close of a reporting period, as it was for these three funds, it may cause a seeming divergence between the return of the fund and that of the index. This discrepancy corrects itself when market prices reflect fair value, usually the next day.

Total Returns
Ten Years Ended October 31, 2006[1]
				Final Value of a $10,000
	Average Annual Return			Initial Investment
			Average		Average
	Vanguard	Target	Competing	Vanguard	Competing
Index Fund	Fund	Index	Fund	Fund	Fund
European Stock Investor Shares	10.6%	10.5%	10.1%	$27,472	$26,159
Pacific Stock Investor Shares	2.2	2.4	2.9	12,476	13,306
Emerging Markets Stock Investor Shares	8.5	8.7	9.2	22,651	24,060
Total International Stock	7.3	7.3	7.2	20,317	20,115
Developed Markets	4.9	4.9	3.8	13,623	12,764
Institutional Developed Markets	4.9	5.0	3.7	6,812,917[2]	6,327,499[2]

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1   Since inception for the Developed Markets Index Fund (May 8, 2000) and the Institutional Developed Markets Index Fund (June 1, 2000).

2	Final value of a $5 million initial investment.

The funds’ long-term results are respectable

As the table on page 8 shows, the majority of the Vanguard International Stock Index Funds surpassed the average annual returns of their respective peer groups since inception or for the ten years ended October 31, 2006. The exceptions were the Pacific and Emerging Markets Index Funds, both of which trailed their peer-group averages by 0.7 percentage point.

We’re confident that the disciplined execution of the funds’ indexing mandates, the product of the experts in Vanguard’s Quantitative Equity Group, will help the funds continue to capture as much of the returns of their benchmark indexes as possible. Furthermore, our extremely low costs ensure that more of the funds’ returns are cycled back to you, the investor.

The virtues of investing abroad

As investors have learned over the years, the stock and bond markets can harbor many uncertainties. There is no way to know what will happen year by year, much less day to day. That’s why Vanguard suggests that the best way to prepare for long-term investing is to select an appropriate, diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and risk tolerance.

As part of the stock portion of a balanced portfolio, a strategic commitment of assets to a broad-based international stock fund can permit you to share in developments of markets outside the United States. By combining diversified U.S. stock funds with international stock funds and more conservative bond and money market funds, you can insulate your portfolio against the occasional downturns that are likely to affect a given asset class, while positioning the portfolio to benefit from periods of strength in another asset class.

The International Stock Index Funds, which give you the option to either invest in a particular region or in a market-weighted combination, can add diversification to your portfolio and help you along the road to your long-term investing goals.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 15, 2006

Vanguard European Stock Index ETF
Premium/Discount: March 4, 2005[1]–October 31, 2006

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	59	14.05%	10	2.38%
25–49.9	105	25.00	2	0.48
50–74.9	120	28.56	0	0.00
75–100.0	75	17.86	0	0.00
>100.0	49	11.67	0	0.00
Total	408	97.14%	12	2.86%

Vanguard Pacific Stock Index ETF
Premium/Discount: March 4, 2005 [1]–October 31, 2006

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	50	11.90%	17	4.04%
25–49.9	96	22.86	7	1.67
50–74.9	112	26.67	0	0.00
75–100.0	73	17.38	1	0.24
>100.0	64	15.24	0	0.00
Total	395	94.05%	25	5.95%

Vanguard Emerging Markets Stock Index ETF
Premium/Discount: March 4, 2005 [1]–October 31, 2006

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	75	17.86%	42	9.99%
25–49.9	81	19.29	22	5.24
50–74.9	71	16.90	12	2.86
75–100.0	48	11.43	10	2.38
>100.0	42	10.00	17	4.05
Total	317	75.48%	103	24.52%

1	Inception.
2	One basis point equals 1/100th of 1%.

European Stock Index Fund

Fund Profile

As of October 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	621	603	2,118
Turnover Rate	6%	—	—
Expense Ratio		—	—
Investor Shares	0.27%
Admiral Shares	0.17%
Signal Shares	0.17%[3]
Institutional Shares	0.12%
ETF Shares	0.18%
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	10%	10%	11%
Consumer Staples	9	9	7
Energy	10	10	10
Financials	30	30	29
Health Care	9	9	6
Industrials	9	9	10
Information Technology	4	4	7
Materials	7	7	9
Telecommunication
Services	6	6	6
Utilities	6	6	5

Volatility Measures[4]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.85
Beta	0.99	0.88

Ten Largest Holdings[5] (% of total net assets)

Royal Dutch Shell PLC	integrated oil
	and gas	2.8%
BP PLC	integrated oil
	and gas	2.7
HSBC Holdings PLC	diversified banks	2.6
GlaxoSmithKline PLC	pharmaceuticals	1.9
Total SA	integrated oil
	and gas	1.8
Novartis AG (Registered)	pharmaceuticals	1.7
Nestle SA (Registered)	packaged foods
	and meats	1.7
Vodafone Group PLC	wireless
	telecommunication
	services	1.6
UBS AG	diversified capital
	markets	1.5
Roche Holdings AG	pharmaceuticals	1.5
Top Ten		19.8%

Country Diversification (% of portfolio)
		Target
	Fund	Index[1]
United Kingdom	35%	35%
France	14	14
Germany	11	11
Switzerland	10	10
Spain	6	6
Italy	6	6
Netherlands	5	5
Sweden	4	4
Finland	2	2
Belgium	2	2
Norway	1	1
Ireland	1	1
Denmark	1	1
Greece	1	1
Austria	1	1

1	MSCI Europe Index.
2	MSCI All Country World Index ex USA.
3	Annualized.
4	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 121.
5	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

European Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
European Stock Index Fund Investor Shares[1]	31.63%	14.84%	10.63%	$27,472
MSCI All Country World Index ex USA	28.91	16.67	8.15	21,896
MSCI Europe Index	31.69	14.83	10.49	27,121
Average European Region Fund[2]	32.13	15.31	10.09	26,159

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
European Stock Index Fund Admiral Shares[1]	31.77%	14.94%	12.36%	$183,664
MSCI All Country World Index ex USA	28.91	16.67	13.71	195,446
MSCI Europe Index	31.69	14.83	12.27	182,870

1   Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or, for the Investor Shares, the $10 annual account maintenance fee applied on balances under $10,000.

2	Derived from data provided by Lipper Inc.
3	Inception date is August 13, 2001, for the Admiral Shares.

European Stock Index Fund

		Final Value of
	Since	a $10,000,000
	Inception[1]	Investment
European Stock Index Fund Signal Shares	3.62%	$10,361,723
MSCI All Country World Index ex USA	3.17	10,317,460
MSCI Europe Index	3.78	10,378,084

				Final Value of
			Since	a $5,000,000
	One Year	Five Years	Inception[1]	Investment
European Stock Index Fund Institutional Shares[2]	31.83%	15.01%	6.12%	$7,340,825
MSCI All Country World Index ex USA	28.91	16.67	6.39	7,460,086
MSCI Europe Index	31.69	14.83	6.01	7,288,131

			Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
European Stock Index Fund ETF Shares	31.75%	17.85%	$13,134
MSCI All Country World Index ex USA	28.91	18.90	13,329
MSCI Europe Index	31.69	17.78	13,122

Cumulative Returns: ETF Shares, March 4, 2005–October 31, 2006

		Cumulative
		Since
	One Year	Inception
European Stock Index Fund ETF Shares Market Price	30.63%	31.77%
European Stock Index Fund ETF Shares Net Asset Value	31.75	31.34
MSCI Europe Index	31.69	31.22

1   Inception dates are: October 6, 2006, for the Signal Shares; May 15, 2000, for the Institutional Shares; and March 4, 2005, for the ETF Shares.

2   Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; or the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

European Stock Index Fund

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
European Stock Index Fund
Investor Shares[1]	6/18/1990	22.13%	14.57%	10.41%
Admiral Shares[1]	8/13/2001	22.24	14.68	11.65[2]
Institutional Shares[1]	5/15/2000	22.30	14.75	5.50[2]
ETF Shares	3/4/2005
Market Price		23.21	16.35[2]	—
Net Asset Value		22.21	15.73[2]	—

1   Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or, for Investor Shares, the $10 annual account maintenance fee applied on balances under $10,000.

2	Returns since inception.

Note: See Financial Highlights tables on pages 26 through 30 for dividend and capital gains information.

European Stock Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Austria (0.8%)
	Erste Bank der
	Oesterreichischen
	Sparkassen AG	518,773	35,293
	Telekom Austria AG	1,050,520	26,198
	OMV AG	462,205	25,110
*	Immofinanz Immobilien
	Anlagen AG	1,256,569	15,228
	Voestalpine AG	243,232	11,437
	Raiffeisen International
	Bank-Holding AG	99,652	11,393
	Oesterreichische
	Elektrizitaetswirtschafts
	AG Class A	216,771	10,815
	Wienerberger AG	198,693	10,318
*	Meinl European Land Ltd.	456,889	10,083
*	IMMOEAST Immobilien
	Anlagen AG	780,624	9,806
	Boehler-Uddeholm AG	114,418	7,078
	Wiener Staedtische
	Allgemeine
	Versicherung AG	88,406	5,686
	Andritz AG	27,103	4,898
*	RHI AG	71,207	3,048
	Flughafen Wien AG	29,721	2,664
	Mayr-Melnhof Karton AG	11,424	2,104
*	BETandWIN.com
	Interactive
	Entertainment AG	66,562	1,355
			192,514
Belgium (1.8%)
	Fortis Group	3,283,904	137,708
	KBC Bank &
	Verzekerings Holding	515,948	56,342

	Dexia	1,609,396	43,413
	InBev	512,296	28,843
	Solvay SA	177,705	23,018
	Groupe Bruxelles
	Lambert SA	206,648	22,733
	Belgacom SA	456,197	18,639
	Delhaize Group	213,682	17,276
	UCB SA	245,284	15,171
	Umicore	69,373	10,756
	Colruyt NV	44,803	7,882
	Mobistar SA	88,323	7,316
	Agfa Gevaert NV	271,384	6,844
	Bekaert NV	35,789	3,817
	Omega Pharma SA	56,022	3,669
	Cofinimmo	17,959	3,404
	Barco NV	31,593	2,596
	D’Ieteren SA	7,564	2,561
	Euronav SA	51,286	1,580
	Compagnie Maritime
	Belge SA	42,695	1,572
			415,140
Denmark (1.1%)
	Novo Nordisk A/S
	B Shares	674,870	50,836
	Danske Bank A/S	1,163,567	48,736
	AP Moller-Maersk A/S	3,084	27,861
*	Vestas Wind Systems A/S	520,504	14,605
	Danisco A/S	137,416	11,039
	DSV, De Sammensluttede
	Vognmaend A/S	59,015	10,870
	Novozymes A/S	131,513	10,521
*	Jyske Bank A/S	167,113	9,950
	GN Store Nord A/S	590,783	8,281
	Carlsberg A/S B Shares	89,970	7,727
*	Topdanmark A/S	51,956	7,340
	Sydbank A/S	176,751	6,980
*	William Demant A/S	82,945	6,866
	FLS Industries A/S
	B Shares	119,627	6,290
	Coloplast A/S B Shares	74,147	6,274
	Trygvesta AS	75,655	4,879
	NKT Holding A/S	54,273	4,252

European Stock Index Fund

			Market
			Value•
		Shares	($000)
	H. Lundbeck A/S	158,284	3,717
	Bang & Olufsen A/S
	B Shares	30,200	3,500
	Codan A/S	37,673	2,936
	East Asiatic Co. A/S	53,350	2,683
	D/S Torm A/S	40,701	2,202
			258,345
Finland (2.1%)
	Nokia Oyj	11,476,691	228,130
	UPM-Kymmene Oyj	1,468,577	37,285
	Fortum Oyj	1,236,588	34,141
	Stora Enso Oyj R Shares	1,625,743	26,273
	Sampo Oyj A Shares	1,186,293	25,699
	Metso Oyj	356,659	15,446
	Neste Oil Oyj	360,872	11,513
	Elisa Oyj Class A	422,471	10,673
	Kone Oyj	213,594	10,108
	YIT Oyj	351,130	8,727
	Outokumpu Oyj A Shares	280,372	8,656
	Kesko Oyj	182,688	8,627
	Wartsila Oyj B Shares	178,305	8,189
	Rautaruuki Oyj	232,071	7,673
	TietoEnator Oyj B Shares	212,870	5,889
	Nokian Renkaat Oyj	290,095	5,562
	Cargotec Corp.	108,426	4,932
*	Orion Oyj	234,046	4,681
	Uponor Oyj	153,131	4,643
	SanomaWSOY Oyj	178,339	4,603
	OKO Bank (Osuuspankkien
	Keskuspankki Oyj)	266,437	4,502
	Amer Group Ltd.	198,899	4,406
	KCI Konecranes Oyj	155,754	3,357
			483,715
France (13.8%)
	Total SA	6,198,177	419,297
	BNP Paribas SA	2,333,751	256,319
	Sanofi-Aventis	2,848,753	242,585
	AXA	4,670,999	177,707
	Societe Generale Class A	1,021,244	169,548
	Suez SA	2,851,613	127,733
	France Telecom SA	4,744,969	123,573
	Vivendi SA	3,234,781	122,562
	Carrefour SA	1,680,289	102,349
	Groupe Danone	668,502	97,877
	L’Oreal SA	807,204	78,447
	L’Air Liquide SA
	(Registered)	336,874	71,603
	LVMH Louis Vuitton
	Moet Hennessy	686,984	71,556
	Credit Agricole SA	1,679,620	71,361

	Vinci SA	601,013	67,712
	Schneider Electric SA	635,525	66,012
	Cie. de St. Gobain SA	871,403	64,212
	Renault SA	519,396	60,688
	Lafarge SA	419,046	56,179
	Veolia Environnement	800,679	49,000
	Alcatel SA	3,805,856	48,316
	Pernod Ricard SA	210,154	42,072
	Accor SA	578,892	40,157
	Bouygues SA	568,619	33,150
	STMicroelectronics NV	1,911,329	33,070
	Compagnie Generale
	des Etablissements
	Michelin SA	401,403	32,720
	Essilor International SA	275,251	28,851
*	Alstom	307,674	28,330
	Unibail Co.	128,398	27,943
	Pinault-Printemps-
	Redoute SA	185,787	27,707
	Vallourec SA	103,843	25,813
	Euronext NV	252,394	25,204
	PSA Peugeot Citroen	426,946	24,497
	Lagardere S.C.A.	338,271	24,338
	Gaz de France	550,506	22,132
	Cap Gemini SA	350,171	19,864
	Hermes International	182,833	19,832
	Technip SA	295,202	17,814
	Publicis Groupe SA	385,424	14,887
	Sodexho Alliance SA	267,630	14,362
	Thomson SA	730,852	12,607
	CNP Assurances	116,873	12,280
	Air France	340,607	12,132
	Societe Television
	Francaise 1	330,788	11,223
	Thales SA	241,483	11,161
	Neopost SA	89,394	10,914
*	Atos Origin SA	188,864	10,765
	Safran SA	467,923	10,574
	PagesJaunes SA	348,801	10,471
	Etablissements
	Economiques du Casino
	Guichard-Perrachon SA	122,392	10,385
*	Business Objects SA	268,857	9,914
	Dassault Systemes SA	158,915	8,626
	Klepierre	51,486	7,764
	Imerys SA	89,283	7,716
	Valeo SA	196,680	7,402
	Zodiac SA	114,810	7,169
	SCOR SA	2,321,522	5,832
	M6 Metropole Television	184,933	5,722
	Gecina SA	35,219	4,997
	Societe BIC SA	77,240	4,963
	Societe des Autoroutes

Paris-Rhin-Rhone	63,621	4,938
3,234,934

European Stock Index Fund

			Market
			Value•
		Shares	($000)
Germany (10.5%)
	Allianz AG	1,209,143	224,695
	Siemens AG	2,373,990	214,165
	E.On AG	1,746,564	210,316
	Deutsche Bank AG	1,451,613	183,600
	Deutsche Telekom AG	7,949,583	137,831
	DaimlerChrysler AG
	(Registered)	2,242,466	128,214
	BASF AG	1,439,817	127,139
	SAP AG	621,792	123,794
	RWE AG	1,247,650	123,577
	Bayer AG	2,036,325	102,436
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG
	(Registered)	547,254	89,003
	Commerzbank AG	1,749,871	62,223
	Deutsche Post AG	2,176,055	60,311
	Volkswagen AG	477,351	47,157
	Deutsche Boerse AG	285,861	46,180
	Continental AG	368,153	41,246
	ThyssenKrupp AG	1,009,974	37,601
	Man AG	356,157	31,740
	Linde AG	302,529	30,023
	Adidas AG	568,731	28,527
*	Infineon Technologies AG	2,115,811	25,798
	Porsche AG	22,091	25,796
	Metro AG	408,662	24,322
	Hypo Real Estate
	Holding AG	375,304	23,647
	Fresenius Medical Care AG	175,876	23,473
	Henkel KGaA	166,391	22,317
	Volkswagen AG Pfd.	294,473	19,477
	DaimlerChrysler AG	327,337	18,635
	Depfa Bank PLC	988,193	16,595
	Merck KGaA	143,881	15,191
	Deutsche Lufthansa AG	641,594	14,836
	TUI AG	598,479	13,108
	Salzgitter AG	115,443	12,399
	Celesio AG	238,512	12,314
	Deutsche Postbank AG	161,438	12,030
	Puma AG	33,135	11,768
	Altana AG	197,606	11,040
	RWE AG Pfd.	109,680	9,752
	IVG Immobilien AG	243,981	8,802

	Beiersdorf AG	141,340	8,035
	Hochtief AG	118,544	7,755
	Heidelberger
	Druckmaschinen AG	163,198	7,446
	Rheinmetall AG	100,234	7,216
	ProSieben Sat.1 Media AG	229,441	6,566
	Bilfinger Berger AG	104,312	6,520
*	Qiagen NV	397,478	6,274
	Wincor Nixdorf AG	43,753	6,098
	Solarworld AG	101,369	5,469
	Suedzucker AG	186,485	4,612
	Douglas Holding AG	88,069	4,263
*	Karstadt Quelle AG	178,763	4,211
	MLP AG	168,044	3,262
*	Premier AG	185,018	2,810
			2,451,615
Greece (0.9%)
	National Bank of
	Greece SA	954,739	43,280
	Alpha Credit Bank SA	1,086,140	31,564
	Greek Organization of
	Football Prognostics	626,218	22,313
	EFG Eurobank Ergasias	644,755	21,432
*	Hellenic Telecommunication
	Organization SA	790,447	20,462
	Bank of Piraeus	597,581	17,041
	Coca-Cola Hellenic
	Bottling Co. SA	301,060	9,850
	Titan Cement Co. SA	160,190	8,400
	Public Power Corp.	292,260	7,462
	Cosmote Mobile
	Communications SA	277,286	6,835
	National Bank of
	Greece SA ADR	585,680	5,353
	Hellenic Petroleum SA	298,810	3,834
	Hellenic
	Technodomiki Tev SA	334,914	3,380
	Viohalco, Hellenic Copper &
	Aluminum Industry SA	277,918	3,214
	Motor Oil (Hellas) Corinth
	Refineries SA	125,135	3,210
	Germanos SA	122,804	2,970
*	Hellenic
	Telecommunications
	Organization SA ADR	219,373	2,821
	Hellenic Exchanges SA	126,650	2,222
*	Intracom SA	243,330	1,692
	Folli-Follie SA	46,910	1,412
	Technical Olympic SA	222,459	776
			219,523
Ireland (1.2%)
	Allied Irish Banks PLC	2,455,348	66,435
	Bank of Ireland	2,729,617	54,655

	CRH PLC	1,516,389	53,566
	Irish Life & Permanent PLC	761,453	18,714
*	Elan Corp. PLC	1,162,039	16,788
	C&C Group PLC	870,479	14,461
*	Grafton Group PLC	637,079	9,340
	Kerry Group PLC A Shares	366,864	8,858
	Kingspan Group PLC	355,029	7,533
	IAWS Group PLC	300,336	6,606
	DCC PLC	226,926	6,140

European Stock Index Fund

			Market
			Value•
		Shares	($000)
	Independent News &
	Media PLC	1,607,115	5,397
*	Ryanair Holdings PLC	437,475	4,949
	Paddy Power PLC	130,700	2,442
	Greencore Group PLC	455,449	2,320
	Fyffes PLC	879,369	1,902
*	^Ryanair Holdings PLC ADR	14,400	962
*	Elan Corp. PLC ADR	45,229	655
			281,723
Italy (5.5%)
	ENI SpA	7,301,140	220,867
	Unicredito Italiano SpA	21,890,140	181,406
	ENEL SpA	12,106,311	115,951
	Assicurazioni Generali SpA	2,683,931	106,442
	Telecom Italia SpA	30,019,296	90,932
	Banca Intesa SpA	10,965,473	74,910
	San Paolo-IMI SpA	3,122,562	66,624
	Telecom Italia SpA RNC	16,905,360	42,703
	Capitalia SpA	4,721,698	41,719
	Mediobanca Banca di
	Credito Finanziaria SpA	1,343,922	31,189
	Banco Popolare di Verona
	e Novara Scarl SpA	1,044,997	28,116
*	Fiat SpA	1,528,705	26,921
	Banche Popolari Unite
	Scarl SpA	964,576	26,481
	Mediaset SpA	2,148,519	24,084
	Autostrade SpA	801,769	23,718
	Finmeccanica SpA	832,896	19,983
	Banca Monte dei Paschi
	di Siena SpA	3,089,919	18,949
	Banca Intesa SpA Non
	Convertible Risp.	2,615,053	17,326
	Banca Popolare di
	Milano SpA	1,166,382	17,256
	Alleanza Assicurazioni SpA	1,187,253	14,056
	Snam Rete Gas SpA	2,742,350	13,966
	Luxottica Group SpA	389,898	12,050
	Terna SpA	3,366,703	10,221
	Fondiaria - Sai SpA	202,996	9,031
	Compagnia Assicuratrice
	Unipol SpA	2,522,870	7,747
	Pirelli & C. Accomandita
	per Azioni SpA	7,932,801	7,241
	Seat Pagine Gialle SpA	11,466,906	6,382
	Lottomatica SpA	160,987	5,858
	Bulgari SpA	418,991	5,852
	Mediolanum SpA	709,196	5,582
	Italcementi SpA	197,840	5,236
	Autogrill SpA	288,076	4,948
	Benetton Group SpA	177,072	3,350

	Mondadori (Arnoldo)
	Editore SpA	325,920	3,173
	Gruppo Editoriale
	L’Espresso SpA	483,716	2,432
*	Tiscali SpA	742,837	2,251
*	Parmalat Finanziaria SpA	569,830	—
			1,294,953
Netherlands (5.4%)
	ING Groep NV	5,255,382	232,761
	ABN-AMRO Holding NV	5,087,839	148,257
	Koninklijke (Royal) Philips
	Electronics NV	3,509,294	122,243
	Unilever NV	4,808,737	118,588
	Mittal Steel Company NV
	(Paris Shares)	1,950,761	83,784
	Koninklijke KPN NV	5,429,897	72,599
	Aegon NV	3,862,928	70,984
*	Koninklijke Ahold NV	4,361,155	45,942
	TNT NV	1,159,899	44,564
	Akzo Nobel NV	762,341	42,752
	Reed Elsevier NV	1,983,074	33,864
	Heineken NV	687,190	31,123
*	ASML Holding NV	1,320,191	30,126
	European Aeronautic
	Defence and Space Co.	920,629	24,935
	Wolters Kluwer NV	821,156	22,567
	Koninklijke Numico NV	479,623	21,425
	Koninklijke DSM NV	423,983	19,331
	Rodamco Europe NV	150,829	17,449
	SBM Offshore NV	385,451	11,426
	Vedior NV	480,776	8,793
	Corio NV	112,764	8,190
	Randstad Holding NV	128,788	8,096
*	Hagemeyer NV	1,437,146	7,350
	Fugro NV	161,683	7,004
	Wereldhave NV	58,606	6,731
	Buhrmann NV	304,794	4,727
	Oce NV	219,860	3,353
	Aegon NV (New York) ARS	172,787	3,174
	Getronics NV	345,832	2,358
*	ASML Holding (New York)	38,580	881
			1,255,377
Norway (1.2%)
	Statoil ASA	1,841,697	46,736
	Norsk Hydro ASA	1,995,444	46,143
	Telenor ASA	2,153,653	34,046
	Orkla ASA	526,086	26,949
	DnB NOR ASA	1,871,716	24,494
	Yara International ASA	575,431	10,071
*	Acergy SA	541,165	9,841
*	Petroleum
	Geo-Services ASA	160,821	9,389
*	SeaDrill Ltd.	612,749	8,762

Aker Kvaerner ASA	77,499	8,104
Storebrand ASA	656,860	7,744

European Stock Index Fund

			Market
			Value•
		Shares	($000)
	Norske Skogindustrier ASA	480,052	7,563
	ProSafe ASA	110,260	7,075
*	Pan Fish ASA	7,228,703	5,658
	Frontline Ltd.	147,934	5,609
*	TGS Nopec
	Geophysical Co. ASA	295,806	5,286
	Schibsted ASA	136,187	4,124
	Tandberg ASA	338,550	3,904
*	Det Norske
	Oljeselskap (DNO) ASA	2,275,545	3,827
*	Ocean Rig ASA	503,394	3,322
	Tomra Systems ASA	493,053	3,313
	Stolt-Nielsen SA	109,155	3,120
*	Tandberg Television ASA	226,883	2,349
			287,429
Portugal (0.5%)
	Portugal Telecom SGPS SA	2,212,392	27,606
	Electricidade de
	Portugal SA	5,641,611	25,373
	Banco Comercial
	Portugues SA	6,074,816	19,786
	Brisa-Auto Estradas de
	Portugal SA	842,849	9,335
	Banco Espirito Santo SA	559,311	8,866
	Banco BPI SA	844,996	6,418
	Cimpor-Cimento de
	Portugal SA	651,495	4,597
	Sonae SGPS SA	2,287,092	4,351
	PT Multimedia Servicos
	de Telecomunicacoes e
	Multimedia SGPS SA	219,089	2,659
	Jeronimo Martins &
	Filho, SGPS, SA	107,345	2,054
*	Sonae Industria-SGPS SA	195,927	1,905
			112,950
Spain (6.0%)
	Banco Santander Central
	Hispano SA	16,662,415	288,383
	Telefonica SA	12,246,432	235,777
	Banco Bilbao Vizcaya
	Argentaria SA	9,509,216	229,522
	Endesa SA	2,672,223	117,245
	Iberdrola SA	2,275,453	104,291

	Repsol YPF SA	2,567,818	85,368
	Banco Popular Espanol SA	2,384,937	41,326
	Altadis SA	754,902	36,104
	ACS, Actividades de
	Contruccion y
	Servisios, SA	693,040	34,788
	Industria de
	Diseno Textil SA	612,276	29,254
	Gas Natural SDG SA	502,800	19,929
	Union Fenosa SA	384,328	19,502
	Abertis Infraestructuras SA	639,121	17,302
	Grupo Ferrovial, SA	176,737	16,333
	Sacyr Vallehermoso SA	279,379	14,270
	Acciona SA	80,059	14,095
	Acerinox SA	511,408	11,994
	Fomento de Construc y
	Contra SA	128,191	11,164
	Gamesa Corporacion
	Tecnologica, SA	476,255	10,929
	Cintra Concesiones de
	Infraestructuras de	552,177	8,459
	Indra Sistemas, SA	347,354	7,707
	Corporacion Mapfre SA	1,518,220	6,722
	Fadesa Inmobiliaria SA	142,687	6,332
	Sociedad General de
	Aguas de Barcelona SA	162,817	5,723
	Ebro Puleva SA	235,495	5,223
	Telefonica SA ADR	87,308	5,038
	Antena 3 Television	218,158	4,724
	Iberia (Linea Aerea Espana)	1,341,762	4,211
	NH Hoteles SA	182,693	3,768
*	Sogecable SA	114,740	3,675
	Promotora de
	Informaciones SA	213,193	3,478
*	Zeltia SA	454,992	3,327
*	Sociedad General de
	Aguas de Barcelona SA
	Rights Exp. 11/22/06	162,817	54
			1,406,017
Sweden (3.6%)
	Telefonaktiebolaget LM
	Ericsson AB Class B	41,570,593	157,153
	Nordea Bank AB	5,820,059	80,060
	Hennes & Mauritz AB
	B Shares	1,332,302	57,384
	TeliaSonera AB	5,240,572	38,157
	Volvo AB B Shares	610,364	38,051
	Svenska Handelsbanken AB
	A Shares	1,457,015	37,689
	Skandinaviska Enskilda
	Banken AB A Shares	1,301,467	36,325
	Sandvik AB	2,827,035	34,493
	Atlas Copco AB A Shares	942,804	27,474

Svenska Cellulosa AB
B Shares	525,456	24,071
Scania AB Class B	280,198	19,175
Skanska AB B Shares	1,057,763	18,835
SKF AB B Shares	1,132,906	18,215
Boliden AB	812,204	17,859
Volvo AB A Shares	265,325	17,103
Assa Abloy AB	874,016	16,798
Atlas Copco AB
Class B Shares	586,190	16,680
Electrolux AB Series B	757,290	13,850

European Stock Index Fund

			Market
			Value•
		Shares	($000)
	Swedish Match AB	844,003	13,486
	Securitas AB B Shares	876,157	11,526
	Alfa Laval AB	264,976	9,791
	Tele2 AB B Shares	888,836	9,335
*	Husqvarna AB-B Shares	753,879	9,239
	SSAB Svenskt Stal AB
	Series A	423,165	8,969
	Getinge AB B Shares	502,263	8,880
*	Modern Times Group AB
	B Shares	143,568	8,237
*	Lundin Petroleum AB	613,854	6,864
	Holmen AB	148,138	6,509
	Eniro AB	487,693	5,827
	Fabege AB	226,452	5,275
	Castellum AB	436,854	5,224
	Elekta AB B Shares	241,955	5,023
	Nobia AB	138,850	4,924
	Kungsleden AB	386,279	4,876
	Trelleborg AB B Shares	229,044	4,815
	Oriflame Cosmetics SA	117,226	4,239
	SSAB Svenskt Stal AB
	Series B	197,109	3,918
	OMX AB	214,243	3,884
	D. Carnegie & Co. AB	173,040	3,300
*	SAS AB	207,733	2,987
*	Securitas Systems AB
	B Shares	876,319	2,925
	Axfood AB	84,264	2,761
*	Securitas Direct AB
	B Shares	882,284	2,688
*	LogicaCMG plc	821,476	2,594
	Billerud Aktiebolag	118,502	1,845
	Hoganas AB B Shares	70,474	1,810
	Wihlborgs Fastigheter AB	90,654	1,601
*	Telelogic AB	682,100	1,266
			833,990
Switzerland (10.2%)
	Novartis AG (Registered)	6,529,410	396,404
	Nestle SA (Registered)	1,131,621	386,754
	Roche Holdings AG	1,970,248	345,024
	UBS AG	5,729,832	342,197
	Credit Suisse Group
	(Registered)	3,324,205	200,418
	Zurich Financial
	Services AG	406,654	100,480
	ABB Ltd.	5,533,294	82,309
	Swiss Re (Registered)	944,954	77,536
	Cie. Financiere
	Richemont AG	1,463,883	72,407

	Holcim Ltd. (Registered)	562,732	48,465
	Syngenta AG	299,889	48,399
	Adecco SA (Registered)	367,049	22,639
	Swatch Group AG (Bearer)	92,815	18,317
	Swisscom AG	51,684	18,072
	Nobel Biocare Holding AG	65,681	17,973
	Synthes, Inc.	129,280	14,660
	Givaudan SA	17,636	14,611
	Geberit AG	11,096	14,447
	SGS Societe Generale de
	Surveillance Holding SA
	(Registered)	12,015	12,751
*	Logitech International SA	484,839	12,743
	CIBA Specialty
	Chemicals AG
	(Registered)	199,011	12,178
	Serono SA Class B	13,653	11,930
	Kuehne &
	Nagel International AG	152,220	10,436
	Sulzer AG (Registered)	10,212	8,974
	Clariant AG	644,658	8,917
	Phonak Holding AG	128,974	8,226
	Schindler Holding AG	143,120	8,212
	Lonza AG (Registered)	106,110	8,186
*	PSP Swiss Property AG	130,776	6,843
*	OC Oerlikon Corp AG	17,900	6,796
	Swatch Group AG
	(Registered)	150,050	5,994
	Rieter Holding AG	12,539	5,946
	SIG Holding AG	17,256	5,044
	Straumann Holding AG	21,665	4,917
	Kuoni Reisen Holding AG
	(Registered)	8,016	4,377
	UBS AG (New York Shares) 70,740		4,233
	Kudelski SA	91,932	2,836
	Micronas Semiconductor
	Holding AG	91,306	1,845
			2,372,496
United Kingdom (35.1%)
	HSBC Holdings PLC	32,166,203	610,269
	BP PLC	52,451,532	586,268
	GlaxoSmithKline PLC	16,302,091	434,386
	Vodafone Group PLC	137,290,823	353,704
	Royal Bank of
	Scotland Group PLC	8,957,337	318,810
	Royal Dutch Shell PLC
	Class A
	(Amsterdam Shares)	8,492,604	295,524
	Royal Dutch Shell PLC
	Class B	7,738,277	278,003
	AstraZeneca Group PLC	4,400,101	259,265
	Barclays PLC	18,202,202	245,208

HBOS PLC	10,658,375	220,771
Anglo American PLC	4,007,562	181,349
Lloyds TSB Group PLC	15,711,822	167,796
Tesco PLC	22,176,204	166,343
Rio Tinto PLC	2,953,915	163,412
Diageo PLC	7,876,718	145,617
BHP Billiton PLC	6,868,828	132,242

European Stock Index Fund

			Market
			Value•
		Shares	($000)
	BG Group PLC	9,807,131	130,126
	BT Group PLC	23,367,610	124,193
	British American
	Tobacco PLC	4,383,742	119,370
	Aviva PLC	7,133,687	105,356
	National Grid Transco PLC	7,612,161	97,048
	Unilever PLC	3,459,672	85,899
	Prudential PLC	6,796,006	83,242
	Royal Dutch Shell PLC
	Class A	2,296,138	79,849
	Reckitt Benckiser PLC	1,711,182	74,378
	Xstrata PLC	1,713,102	72,931
	BAE Systems PLC	9,051,609	72,360
	Imperial Tobacco
	Group PLC	1,938,582	68,655
	Centrica PLC	10,184,108	64,385
	Scottish &
	Southern Energy PLC	2,412,302	60,509
	Marks &
	Spencer Group PLC	4,719,957	59,034
	Cadbury Schweppes PLC	5,861,320	58,996
	Land Securities Group PLC	1,316,751	52,650
	Legal &
	General Group PLC	18,263,571	50,346
	SABMiller PLC	2,517,662	48,682
	Old Mutual PLC	14,630,681	47,348
	Scottish Power PLC	3,673,704	45,782
	Man Group PLC	4,903,847	45,558
	Rolls-Royce Group PLC	4,957,448	44,366
	Wolseley PLC	1,840,931	43,397
	British Land Co., PLC	1,454,732	41,476
	Reed Elsevier PLC	3,537,915	40,213
	BP PLC ADR	575,360	38,607
	WPP Group PLC	2,937,244	37,617
	Alliance Boots PLC	2,306,865	35,629
	British Sky Broadcasting
	Group PLC	3,282,432	34,028
	United Utilities PLC	2,455,938	33,423
	Pearson PLC	2,255,672	33,281
	Kingfisher PLC	6,597,445	33,089
	Compass Group PLC	6,045,358	32,298
*	Standard Life PLC	5,901,921	32,024
	Reuters Group PLC	3,725,583	31,760
	Experian Group Ltd.	2,856,288	31,408
	Gallaher Group PLC	1,840,011	31,226
	J. Sainsbury PLC	4,085,089	30,513
	Smiths Group PLC	1,587,504	28,622
	Hanson Building
	Materials PLC	2,015,223	27,968
	International Power PLC	4,173,912	26,640

	Vodafone Group PLC ADR	1,030,225	26,631
	Imperial Chemical
	Industries PLC	3,343,568	25,888
	Yell Group PLC	2,175,475	25,833
	Smith & Nephew PLC	2,635,498	25,738
	Scottish & Newcastle PLC	2,242,261	24,109
	3i Group PLC	1,307,213	23,935
	Amvescap PLC	2,078,669	23,746
	Next PLC	658,768	23,606
	Carnival PLC	478,854	23,301
	Royal & Sun Alliance
	Insurance Group PLC	8,284,466	23,297
	ITV PLC	11,499,056	23,131
	Resolution PLC	1,937,760	22,943
	Corus Group PLC	2,497,707	22,237
	DSG International PLC	5,126,424	21,262
	Tate & Lyle PLC	1,365,218	20,508
	Hammerson PLC	798,096	20,503
	Intercontinental Hotels
	Group, PLC	1,059,794	20,387
	Persimmon PLC	788,647	20,072
	Cable and Wireless PLC	6,776,133	18,940
	Friends Provident PLC	4,794,457	18,925
*	Home Retail Group	2,455,663	18,781
	Enterprise Inns PLC	903,555	18,564
	Capita Group PLC	1,787,113	18,351
	Liberty International PLC	710,431	18,206
	Brambles Industries PLC	1,871,109	17,555
	Rexam PLC	1,558,096	17,528
	Severn Trent PLC	650,896	17,322
	Slough Estates PLC	1,311,938	17,141
	Kelda Group PLC	1,021,479	16,865
	Johnson Matthey PLC	615,211	16,841
	The Sage Group PLC	3,617,618	16,541
	Whitbread PLC	615,102	16,424
	Rentokil Initial PLC	5,078,967	14,661
	Punch Taverns PLC	738,052	14,459
	Barratt Developments PLC	682,582	14,077
*	British Airways PLC	1,585,766	13,868
	Ladbrokes PLC	1,756,334	13,678
	Burberry Group PLC	1,249,972	13,302
	ICAP PLC	1,358,945	13,159
	Mitchells & Butlers PLC	1,143,653	12,966
	William Hill PLC	1,037,724	12,856
	Bunzl PLC	971,390	12,818
	Inchcape PLC	1,278,121	12,587
	Hays PLC	4,143,581	11,723
	Cobham PLC	3,159,019	11,556
	GKN PLC	1,982,536	11,538
	EMI Group PLC	2,229,468	11,461
	FirstGroup PLC	1,101,798	11,248
	Taylor Woodrow PLC	1,615,344	11,176
	George Wimpey PLC	1,114,454	11,139

Tomkins PLC	2,405,238	11,132
Signet Group PLC	4,846,716	11,107
Travis Perkins PLC	323,204	11,020
London Stock
Exchange PLC	454,537	10,930

European Stock Index Fund

			Market
			Value•
		Shares	($000)
	Daily Mail and
	General Trust PLC	844,693	10,811
	Group 4 Securicor PLC	3,212,113	10,688
	United Business
	Media PLC	797,799	10,536
	LogicaCMG PLC	3,340,394	10,516
	Kesa Electricals PLC	1,488,736	9,922
	Collins Steward Tullett PLC	596,344	9,760
*	Invensys PLC	2,232,929	9,703
	IMI PLC	962,353	9,649
	Investec PLC	938,979	9,478
	Balfour Beatty PLC	1,205,975	9,296
	EMAP PLC	601,821	8,984
	Serco Group PLC	1,320,725	8,920
	ARM Holdings PLC	3,849,433	8,630
	Provident Financial PLC	717,027	8,449
*	Charter Consolidated
	(Registered)	465,447	8,180
	Bellway PLC	317,122	8,131
	Rank Group PLC	1,646,671	7,909
	Meggitt PLC	1,222,068	7,776
	Trinity Mirror PLC	811,898	7,563
	Arriva PLC	554,713	7,550
	Michael Page
	International PLC	978,113	7,528
	Brixton PLC	718,573	7,359
	National Express
	Group PLC	386,744	7,169
*	The Berkeley Group
	Holdings	255,774	7,002
	BBA Group PLC	1,366,251	6,952
	Close Brothers Group PLC	371,657	6,865
	Intertek Testing
	Services PLC	438,060	6,863
	Electrocomponents PLC	1,226,340	6,729
	Cattles PLC	928,581	6,657
	Amec PLC	930,813	6,605
	Schroders PLC	343,797	6,484
	Scottish Power PLC ADR	122,444	6,096
	Carphone Warehouse PLC	1,119,760	6,040
	Aegis Group PLC	2,371,839	6,027
	First Choice Holidays PLC	1,402,618	6,023
	Bovis Homes Group PLC	334,485	6,023
	Stagecoach Group PLC	2,260,631	5,990
	Cookson Group PLC	530,884	5,864
	De La Rue Group PLC	461,200	5,453
	Misys PLC	1,391,390	5,401
	Great Portland Estates PLC	459,525	5,260
*	CSR PLC	360,060	5,196
	WPP Group PLC ADR	78,406	5,018

* Biffa PLC	971,599	4,938
Aggreko PLC	720,691	4,853
The Davis Service
Group PLC	472,873	4,421
Premier Farnell PLC	1,014,766	3,605
HMV Group PLC	1,139,021	3,449
SSL International PLC	535,932	3,432
* Galiform PLC	1,676,811	3,224
FKI PLC	1,632,090	2,979
PartyGaming PLC	2,876,685	1,675
Sportingbet PLC	1,015,722	945
		8,191,397
Total Common Stocks
(Cost $16,333,413)		23,292,118
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2] Vanguard Market
Liquidity Fund, 5.289%	83,748,985	83,749
[2] Vanguard Market
Liquidity Fund,
5.289%—Note E	924,800	925
		84,674
	Face
	Amount
	($000)
U.S. Agency Obligations (0.0%)
[3] Federal Home Loan Mortgage Corp.
[4] 5.150%, 12/26/2006	5,000	4,961
Total Temporary Cash Investments
(Cost $89,635)		89,635
Total Investments (100.1%)
(Cost $16,423,048)		23,381,753
Other Assets and Liabilities (–0.1%)
Other Assets—Note B		52,291
Liabilities—Note E		(78,749)
		(26,458)
Net Assets (100%)		23,355,295

European Stock Index Fund

At October 31, 2006, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	15,915,253
Undistributed Net Investment Income	554,797
Accumulated Net Realized Losses	(78,256)
Unrealized Appreciation
Investment Securities	6,958,705
Futures Contracts	4,181
Foreign Currencies and
Forward Currency Contracts	615
Net Assets	23,355,295

Investor Shares—Net Assets
Applicable to 485,939,942 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	16,849,872
Net Asset Value Per Share—
Investor Shares	$34.67

Admiral Shares—Net Assets
Applicable to 26,689,288 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,175,235
Net Asset Value Per Share—
Admiral Shares	$81.50

Signal Shares—Net Assets
Applicable to 385,238 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,141
Net Asset Value Per Share—
Signal Shares	$31.51

Institutional Shares—Net Assets
Applicable to 89,619,302 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,113,472
Net Asset Value Per Share—
Institutional Shares	$34.74

ETF Shares—Net Assets
Applicable to 18,471,934 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,204,575
Net Asset Value Per Share—
ETF Shares	$65.21

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 0.0%, respectively, of net assets. See Note C in Notes to Financial Statements.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4	Securities with a value of $4,961,000 have been segregated as initial margin for open futures contracts.
5	See Note C in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.

European Stock Index Fund

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Dividends[1]	639,923
Interest[2]	2,816
Security Lending	18,964
Total Income	661,703
Expenses
The Vanguard Group—Note B
Investment Advisory Services	221
Management and Administrative—Investor Shares	29,911
Management and Administrative—Admiral Shares	2,289
Management and Administrative—Signal Shares	1
Management and Administrative—Institutional Shares	1,563
Management and Administrative—ETF Shares	739
Marketing and Distribution—Investor Shares	3,193
Marketing and Distribution—Admiral Shares	270
Marketing and Distribution—Signal Shares	—
Marketing and Distribution—Institutional Shares	577
Marketing and Distribution—ETF Shares	105
Custodian Fees	4,220
Auditing Fees	36
Shareholders’ Reports—Investor Shares	140
Shareholders’ Reports—Admiral Shares	7
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	15
Trustees’ Fees and Expenses	17
Total Expenses	43,304
Net Investment Income	618,399
Realized Net Gain (Loss)
Investment Securities Sold	430,149
Futures Contracts	1,160
Foreign Currencies and Forward Currency Contracts	5,481
Realized Net Gain (Loss)	436,790
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,886,776
Futures Contracts	4,490
Foreign Currencies and Forward Currency Contracts	2,530
Change in Unrealized Appreciation (Depreciation)	3,893,796
Net Increase (Decrease) in Net Assets Resulting from Operations	4,948,985

1	Dividends are net of foreign withholding taxes of $30,750,000.
2	Interest income from an affiliated company of the fund was $2,503,000.

European Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	618,399	355,918
Realized Net Gain (Loss)	436,790	40,699
Change in Unrealized Appreciation (Depreciation)	3,893,796	1,255,827
Net Increase (Decrease) in Net Assets Resulting from Operations	4,948,985	1,652,444
Distributions
Net Investment Income
Investor Shares	(283,561)	(199,504)
Admiral Shares	(37,265)	(16,305)
Signal Shares	—	—
Institutional Shares	(50,291)	(29,505)
ETF Shares	(7,061)	—
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(378,178)	(245,314)
Capital Share Transactions—Note F
Investor Shares	2,675,066	1,705,176
Admiral Shares	374,593	633,883
Signal Shares	11,714	—
Institutional Shares	708,374	683,233
ETF Shares	890,919	174,015
Net Increase (Decrease) from Capital Share Transactions	4,660,666	3,196,307
Total Increase (Decrease)	9,231,473	4,603,437
Net Assets
Beginning of Period	14,123,822	9,520,385
End of Period[1]	23,355,295	14,123,822

1	Net Assets–End of Period includes undistributed net investment income of $554,797,000 and $310,363,000.

European Stock Index Fund

Financial Highlights

Investor Shares

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$27.00	$23.77	$19.93	$16.44	$19.50
Investment Operations
Net Investment Income	.92	.67	.54	.44	.39
Net Realized and Unrealized Gain (Loss)
on Investments	7.45	3.14	3.76	3.45	(3.01)
Total from Investment Operations	8.37	3.81	4.30	3.89	(2.62)
Distributions
Dividends from Net Investment Income	(.70)	(.58)	(.46)	(.40)	(.44)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.70)	(.58)	(.46)	(.40)	(.44)
Net Asset Value, End of Period	$34.67	$27.00	$23.77	$19.93	$16.44

Total Return[1]	31.63%	16.21%	21.89%	24.27%	–13.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,850	$10,759	$7,904	$5,339	$3,870
Ratio of Total Expenses to
Average Net Assets	0.27%	0.27%	0.27%	0.32%	0.33%
Ratio of Net Investment Income to
Average Net Assets	3.35%	2.84%	2.67%	2.76%	2.24%
Portfolio Turnover Rate[2]	6%	5%	5%	6%	15%

1   Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months or the $10 annual account maintenance fee applied on balances under $10,000.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

European Stock Index Fund

Admiral Shares

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$63.44	$55.84	$46.82	$38.61	$45.77
Investment Operations
Net Investment Income	2.23	1.611	1.308	1.070	.96
Net Realized and Unrealized Gain (Loss)
on Investments	17.51	7.396	8.830	8.115	(7.08)
Total from Investment Operations	19.74	9.007	10.138	9.185	(6.12)
Distributions
Dividends from Net Investment Income	(1.68)	(1.407)	(1.118)	(.975)	(1.04)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.68)	(1.407)	(1.118)	(.975)	(1.04)
Net Asset Value, End of Period	$81.50	$63.44	$55.84	$46.82	$38.61

Total Return[1]	31.77%	16.32%	21.98%	24.42%	–13.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,175	$1,360	$628	$447	$335
Ratio of Total Expenses to
Average Net Assets	0.17%	0.18%	0.18%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	3.45%	2.93%	2.76%	2.84%	2.41
Portfolio Turnover Rate[2]	6%	5%	5%	6%	15%

1   Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

European Stock Index Fund

Signal Shares
Oct. 6[1] to
Oct. 31,
For a Share Outstanding Throughout the Period	2006
Net Asset Value, Beginning of Period	$30.41
Investment Operations
Net Investment Income	.01[2]
Net Realized and Unrealized Gain (Loss) on Investments	1.09
Total from Investment Operations	1.10
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$31.51

Total Return	3.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12
Ratio of Total Expenses to Average Net Assets	0.17%*
Ratio of Net Investment Income to Average Net Assets	3.45%*
Portfolio Turnover Rate[3]	6%

1	Inception.
2	Calculated based on average shares outstanding.

3   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*	Annualized.

European Stock Index Fund

Institutional Shares

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$27.05	$23.80	$19.96	$16.46	$19.52
Investment Operations
Net Investment Income	.978	.721	.57	.471	.414
Net Realized and Unrealized Gain (Loss)
on Investments	7.450	3.140	3.76	3.454	(3.015)
Total from Investment Operations	8.428	3.861	4.33	3.925	(2.601)
Distributions
Dividends from Net Investment Income	(.738)	(.611)	(.49)	(.425)	(.459)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.738)	(.611)	(.49)	(.425)	(.459)
Net Asset Value, End of Period	$34.74	$27.05	$23.80	$19.96	$16.46

Total Return[1]	31.83%	16.42%	22.03%	24.49%	–13.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,113	$1,827	$988	$649	$311
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.17%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.50%	2.99%	2.77%	2.96%	2.46%
Portfolio Turnover Rate[2]	6%	5%	5%	6%	15%

1   Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

European Stock Index Fund

ETF Shares
	Year
	Ended	Mar. 4[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2006	2005
Net Asset Value, Beginning of Period	$50.80	$50.96
Investment Operations
Net Investment Income	1.80	1.04
Net Realized and Unrealized Gain (Loss) on Investments	13.99	(1.20)
Total from Investment Operations	15.79	(.16)
Distributions
Dividends from Net Investment Income	(1.38)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.38)	—
Net Asset Value, End of Period	$65.21	$50.80

Total Return	31.75%	–0.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,205	$178
Ratio of Total Expenses to Average Net Assets	0.18%	0.18%*
Ratio of Net Investment Income to Average Net Assets	3.44%	2.93%*
Portfolio Turnover Rate[2]	6%	5%

1	Inception.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

European Stock Index Fund

Notes to Financial Statements

Vanguard European Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard International Equity Index Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares (formerly known as VIPER Shares). Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, servicing, and account-size criteria. Signal Shares were first issued on October 6, 2006. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the funds’ fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

European Stock Index Fund

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

European Stock Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2006, the fund had contributed capital of $2,257,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2006, the fund realized net foreign currency gains of $3,833,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2006, the fund realized gains on sales of passive foreign investment companies of $380,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2006, was $17,126,000, of which $8,850,000 has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended October 31, 2006, the fund realized $204,989,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2006, the fund had $588,557,000 of ordinary income available for distribution. The fund had available realized losses of $75,315,000 to offset future net capital gains of $30,493,000 through October 31, 2010, and $44,822,000 through October 31, 2011.

At October 31, 2006, the cost of investment securities for tax purposes was $16,441,692,000. Net unrealized appreciation of investment securities for tax purposes was $6,940,061,000, consisting of unrealized gains of $7,221,655,000 on securities that had risen in value since their purchase and $281,594,000 in unrealized losses on securities that had fallen in value since their purchase.

European Stock Index Fund

At October 31, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
MSCI Pan-Euro Index	2,990	90,338	4,181

At October 31, 2006, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
	Contract Amount (000)				(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
12/20/2006	EUR	67,526	USD	86,406	337
EUR—Euro.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $278,000, resulting from the translation of other assets and liabilities at October 31, 2006.

D. During the year ended October 31, 2006, the fund purchased $6,223,193,000 of investment securities and sold $1,315,092,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at October 31, 2006, was $909,000, for which the fund received cash collateral of $925,000.

European Stock Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,520,497	114,339	2,788,635	106,623
Issued in Lieu of Cash Distributions	277,433	9,958	193,083	7,680
Redeemed[1]	(1,122,864)	(36,806)	(1,276,542)	(48,363)
Net Increase (Decrease)—Investor Shares	2,675,066	87,491	1,705,176	65,940
Admiral Shares
Issued	575,431	8,005	765,385	12,297
Issued in Lieu of Cash Distributions	31,004	474	12,720	216
Redeemed[1]	(231,842)	(3,224)	(144,222)	(2,328)
Net Increase (Decrease)—Admiral Shares	374,593	5,255	633,883	10,185
Signal Shares
Issued	11,828	389	—	—
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(114)	(4)	—	—
Net Increase (Decrease)—Signal Shares	11,714	385	—	—
Institutional Shares
Issued	1,421,711	45,135	853,531	32,519
Issued in Lieu of Cash Distributions	43,746	1,569	27,239	1,083
Redeemed[1]	(757,083)	(24,631)	(197,537)	(7,560)
Net Increase (Decrease)—Institutional Shares	708,374	22,073	683,233	26,042
ETF Shares
Issued	890,919	14,968	174,015	3,504
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)—ETF Shares	890,919	14,968	174,015	3,504

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1	Net of redemption fees of $712,000 and $487,000 (fund totals).

Pacific Stock Index Fund

Fund Profile

As of October 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	563	562	2,118
Turnover Rate	1%	—	—
Expense Ratio		—	—
Investor Shares	0.27%
Admiral Shares	0.17%
Institutional Shares	0.12%
ETF Shares	0.18%
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	17%	17%	11%
Consumer Staples	5	5	7
Energy	2	2	10
Financials	29	29	29
Health Care	5	5	6
Industrials	15	15	10
Information Technology	10	10	7
Materials	10	10	9
Telecommunication
Services	3	3	6
Utilities	4	4	5

Volatility Measures[3]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.98[4]	0.63
Beta	1.01	1.00

Ten Largest Holdings[5] (% of total net assets)

Toyota Motor Corp.	automobile
	manufacturers	4.5%
Mitsubishi UFJ
Financial Group	diversified banks	2.9
Mizuho
Financial Group, Inc.	diversified banks	2.0
BHP Billiton Ltd.	diversified metals
	and mining	2.0
Sumitomo Mitsui
Financial Group, Inc.	diversified banks	1.8
Takeda
Pharmaceutical Co. Ltd.	pharmaceuticals	1.5
Canon, Inc.	office electronics	1.5
Honda Motor Co., Ltd.	automobile
	manufacturers	1.4
Commonwealth Bank
of Australia	diversified banks	1.2
National
Australia Bank Ltd.	diversified banks	1.2
Top Ten		20.0%

Country Diversification (% of portfolio)
		Target
	Fund	Index[1]
Japan	74%	74%
Australia	18	18
Hong Kong	5	5
Singapore	3	3

1	MSCI Pacific Index.
2	MSCI All Country World Index ex USA.
3	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 121.
4	Value is below 1.00 due to fair-value pricing.
5	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Pacific Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Pacific Stock Index Fund Investor Shares[1]	18.39%	13.69%	2.24%	$12,476
MSCI All Country World Index ex USA	28.91	16.67	8.15	21,896
MSCI Pacific Index	19.20	14.05	2.38	12,647
Average Japan/Pacific Region Fund[2]	17.12	12.74	2.90	13,306

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Pacific Stock Index Fund Admiral Shares[1]	18.46%	13.80%	10.64%	$169,492
MSCI All Country World Index ex USA	28.91	16.67	13.71	195,446
MSCI Pacific Index	19.20	14.05	10.86	171,229

				Final Value of
			Since	a $5,000,000
	One Year	Five Years	Inception[3]	Investment
Pacific Stock Index Fund Institutional Shares[1]	18.52%	13.88%	2.71%	$5,943,957
MSCI All Country World Index ex USA	28.91	16.67	6.39	7,460,086
MSCI Pacific Index	19.20	14.05	2.85	5,995,152

1   Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or, for the Investor Shares, the $10 annual account maintenance fee applied on balances under $10,000.

2	Derived from data provided by Lipper Inc.
3	Inception dates are August 13, 2001, for the Admiral Shares and May 15, 2000, for the Institutional Shares.

Pacific Stock Index Fund

			Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
Pacific Stock Index Fund ETF Shares	18.43%	16.39%	$12,866
MSCI All Country World Index ex USA	28.91	18.90	13,329
MSCI Pacific Index	19.20	16.71	12,925

Cumulative Returns: ETF Shares, March 4, 2005–October 31, 2006

		Cumulative
		Since
	One Year	Inception
Pacific Stock Index Fund ETF Shares Market Price	17.52%	29.16%
Pacific Stock Index Fund ETF Shares Net Asset Value	18.43	28.66
MSCI Pacific Index	19.20	29.25

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Pacific Stock Index Fund
Investor Shares[2]	6/18/1990	12.38%	13.26%	1.45%
Admiral Shares[2]	8/13/2001	12.51	13.38	10.21[3]
Institutional Shares[2]	5/15/2000	12.51	13.45	2.28[3]
ETF Shares	3/4/2005
Market Price		11.33	15.44[3]	—
Net Asset Value		12.50	15.21[3]	—

1	March 4, 2005.

2   Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or, for Investor Shares, the $10 annual account maintenance fee applied on balances under $10,000.

3	Returns since inception.

Note: See Financial Highlights tables on pages 49 through 52 for dividend and capital gains information.

Pacific Stock Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.5%)[1]
Australia (17.3%)
BHP Billiton Ltd.	10,519,386	223,761
Commonwealth Bank of
Australia	3,871,684	142,776
National Australia Bank Ltd.	4,828,010	142,251
Australia & New Zealand
Bank Group Ltd.	5,503,606	123,186
Westpac
Banking Corp., Ltd.	5,511,750	102,106
Westfield Group	4,505,644	64,940
Woolworths Ltd.	3,555,819	56,909
^Rio Tinto Ltd.	859,696	52,239
QBE Insurance Group Ltd.	2,417,964	46,175
^Macquarie Bank Ltd.	732,846	42,214
AMP Ltd.	5,633,942	41,342
Woodside Petroleum Ltd.	1,406,056	41,274
Rinker Group Ltd.	2,677,681	38,286
Coles Myer Ltd.	3,588,119	37,697
Wesfarmers Ltd.	1,137,353	30,362
Foster’s Group Ltd.	6,073,405	30,316
Brambles Industries Ltd.	2,938,325	28,401
^Suncorp-Metway Ltd.	1,674,871	26,941
Stockland	4,057,583	23,785
CSL Ltd.	547,219	23,720
GPT Group	5,834,911	21,313
Macquarie
Goodman Group	4,153,938	21,289
Insurance
Australia Group Ltd.	4,798,657	20,590
Tabcorp Holdings Ltd.	1,579,260	20,155
^Telstra Corp. Ltd.	6,364,018	19,532
Macquarie
Infrastucture Group	7,447,622	19,473
Toll Holdings Ltd.	1,615,425	19,326
Newcrest Mining Ltd.	1,001,080	18,610
Alumina Ltd.	3,506,883	18,359
Orica Ltd.	940,209	17,708

Zinifex Ltd.	1,475,090	17,453
Centro Properties Group	2,465,811	14,732
Santos Ltd.	1,792,383	14,701
Australian Stock
Exchange Ltd.	516,707	14,162
Amcor Ltd.	2,638,675	14,105
Lend Lease Corp.	1,081,169	14,101
Transurban Group	2,442,855	13,665
AXA Asia Pacific
Holdings Ltd.	2,625,753	13,504
* ^AGL Energy Ltd.	1,134,233	13,473
Origin Energy Ltd.	2,389,730	13,259
* ^Alinta Ltd.	1,482,489	12,161
BlueScope Steel Ltd.	2,095,689	11,742
Babcock & Brown Ltd.	685,482	11,547
^Aristocrat Leisure Ltd.	1,058,493	11,403
Mirvac Group	2,865,670	10,849
John Fairfax Holdings Ltd.	2,816,374	10,596
DB RREEF Trust	8,009,012	10,223
Boral Ltd.	1,762,993	9,919
Qantas Airways Ltd.	2,882,076	9,439
^Tattersall’s Ltd.	3,345,555	9,416
Investa Property Group	4,590,252	8,521
James Hardie Industries NV	1,393,932	8,503
Coca-Cola Amatil Ltd.	1,577,754	8,486
Sonic Healthcare Ltd.	802,135	8,159
Computershare Ltd.	1,346,851	8,014
Cochlear Ltd.	164,944	7,109
Caltex Australia Ltd.	404,045	6,962
^Perpetual Trustees
Australia Ltd.	122,125	6,900
Leighton Holdings Ltd.	417,026	6,854
CSR Ltd.	2,733,412	6,853
Macquarie Office Trust	5,896,533	6,823
Mayne Pharma Ltd.	1,902,944	6,436
CFS Gandel Retail Trust	4,022,147	6,213
Publishing &
Broadcasting Ltd.	406,040	6,089
^WorleyParsons Ltd.	429,454	6,053
Billabong International Ltd.	495,852	6,018

Pacific Stock Index Fund

		Market
		Value•
	Shares	($000)
^ABC Learning Centres Ltd.	1,064,515	5,803
Lion Nathan Ltd.	882,234	5,654
* Paladin Resources Ltd.	1,261,632	5,653
OneSteel Ltd.	1,706,891	5,555
Multiplex Group	1,884,655	5,374
Goodman Fielder Ltd.	3,171,240	5,105
Macquarie Airports Group	1,986,530	4,936
Symbion Health Ltd.	1,917,193	4,856
Commonwealth Property
Office Fund	4,377,234	4,814
ING Industrial Fund	2,473,341	4,530
Macquarie Communications
Infrastructure Group	946,086	4,481
Downer EDI Ltd.	897,194	4,470
Harvey Norman
Holdings Ltd.	1,582,179	4,429
^Paperlinx Ltd.	1,338,352	4,259
Iluka Resources Ltd.	698,467	4,014
Ansell Ltd.	462,445	3,970
^APN News & Media Ltd.	831,344	3,938
^DCA Group Ltd.	1,281,605	3,381
Challenger Financial
Services Group Ltd.	1,217,528	3,232
Pacific Brands Ltd.	1,514,934	3,109
Futuris Corp., Ltd.	1,815,960	2,472
* Sydney Roads Group	2,786,616	2,458
		1,975,972
Hong Kong (5.3%)
Hutchison Whampoa Ltd.	6,413,220	56,829
Cheung Kong Holdings Ltd.	4,529,092	49,193
Sun Hung Kai
Properties Ltd.	4,121,924	44,996
CLP Holdings Ltd.	5,433,999	34,500
Swire Pacific Ltd.
A Shares	2,799,300	29,540
Hang Seng Bank Ltd.	2,300,766	29,270
Esprit Holdings Ltd.	2,952,178	28,551
Hong Kong Exchanges &
Clearing Ltd.	3,203,000	25,290
Boc Hong Kong
Holdings Ltd.	11,132,800	24,867
Hong Kong &
China Gas Co., Ltd.	10,773,217	24,657
Bank of East Asia Ltd.	4,382,873	20,907
* Foxconn International
Holdings Ltd.	6,280,238	20,816
Hong Kong Electric
Holdings Ltd.	4,173,700	19,623
Li & Fung Ltd.	6,675,450	17,419
Link REIT	6,430,500	13,204

New World
Development Co., Ltd.	7,664,146	13,092
Wharf Holdings Ltd.	3,681,914	12,474
Hang Lung Properties Ltd.	5,546,300	12,056
Henderson Land
Development Co. Ltd.	2,183,324	11,996
MTR Corp.	4,125,700	9,892
Shangri-La Asia Ltd.	3,805,962	8,251
* Hutchison
Telecommunications
International Ltd.	4,289,673	8,249
PCCW Ltd.	11,140,769	6,832
Sino Land Co.	3,879,400	6,742
Cathay Pacific Airways Ltd.	2,996,600	6,540
Yue Yuen Industrial
(Holdings) Ltd.	1,991,900	6,016
Kingboard Chemical
Holdings Ltd.	1,640,000	5,817
Hopewell Holdings Ltd.	1,885,800	5,597
Melco International
Development Corp.	2,203,000	5,385
Kerry Properties Ltd.	1,460,227	5,374
Wing Hang Bank Ltd.	526,009	5,112
Television Broadcasts Ltd.	856,320	4,905
Hysan
Development Co., Ltd.	1,900,811	4,782
Techtronic
Industries Co., Ltd.	3,075,500	4,350
Cheung Kong Infrastructure
Holdings Ltd.	1,345,600	4,032
Shun Tak Holdings Ltd.	2,793,382	3,684
Johnson Electric
Holdings Ltd.	4,387,100	3,453
Orient Overseas
International Ltd.	658,724	2,868
ASM Pacific Technology Ltd.	517,500	2,679
Giordano International Ltd.	4,453,600	2,226
Texwinca Holdings Ltd.	1,766,000	1,155
Solomon Systech
International Ltd.	5,915,314	1,033
		604,254
Japan (73.6%)
Toyota Motor Corp.	8,688,643	512,149
Mitsubishi UFJ
Financial Group	25,902	327,987
Mizuho Financial Group, Inc.	28,934	224,519
Sumitomo Mitsui Financial
Group, Inc.	18,468	201,479
Takeda
Pharmaceutical Co. Ltd.	2,679,347	171,724
Canon, Inc.	3,211,549	171,224
Honda Motor Co., Ltd.	4,692,100	165,329
Matsushita Electric

Industrial Co., Ltd.	5,912,563	123,041
Sony Corp.	3,014,264	122,983
Tokyo Electric Power Co.	3,663,110	106,285
Nomura Holdings Inc.	5,323,100	93,433
NTT DoCoMo, Inc.	56,332	85,758

Pacific Stock Index Fund

		Market
		Value•
	Shares	($000)
Mitsubishi Estate Co., Ltd.	3,508,000	83,757
Millea Holdings, Inc.	2,206,800	82,954
Nissan Motor Co., Ltd.	6,800,320	81,149
Seven and
I Holdings Co., Ltd.	2,485,540	79,604
Nippon Telegraph and
Telephone Corp.	15,628	78,372
Mitsubishi Corp.	4,063,400	78,313
Shin-Etsu
Chemical Co., Ltd.	1,170,000	76,567
Orix Corp.	272,196	76,420
Nippon Steel Corp.	18,431,000	74,778
Astellas Pharma Inc.	1,611,798	72,470
East Japan Railway Co.	10,229	71,372
JFE Holdings, Inc.	1,678,400	67,283
Daiichi Sankyo Co., Ltd.	2,205,036	65,412
Mitsui & Co., Ltd.	4,670,600	63,575
Mitsui Fudosan Co., Ltd.	2,519,540	61,880
Nintendo Co.	298,400	60,880
Denso Corp.	1,595,900	60,738
Japan Tobacco, Inc.	13,538	58,823
Hitachi Ltd.	10,133,000	57,834
Chubu Electric Power Co.	2,000,200	55,296
Toshiba Corp.	8,716,000	54,912
Fuji Photo Film Co., Ltd.	1,473,066	54,638
Kansai Electric
Power Co., Inc.	2,317,000	54,573
Sharp Corp.	3,007,000	53,434
T & D Holdings, Inc.	704,050	51,292
Central Japan Railway Co.	4,717	50,728
Mitsubishi Electric Corp.	5,814,000	50,537
Komatsu Ltd.	2,704,000	48,571
^Softbank Corp.	2,222,418	48,452
Hoya Corp.	1,245,194	48,031
Fanuc Co., Ltd.	540,400	46,801
Sumitomo Metal
Industries Ltd.	12,290,000	46,110
Fujitsu Ltd.	5,605,000	45,585
KDDI Corp.	7,326	45,571
Mitsui Sumitomo
Insurance Co.	3,641,552	45,058
Kyocera Corp.	489,200	43,764
Daiwa Securities Group Inc.	3,813,850	43,048
Mitsubishi Heavy
Industries Ltd.	9,642,000	42,904
Murata
Manufacturing Co., Ltd.	609,955	42,513
Sumitomo Corp.	3,198,000	41,951
Aeon Co., Ltd.	1,771,900	41,596
Resona Holdings Inc.	13,718	41,566
Sumitomo Trust &

Banking Co., Ltd.	3,780,959	40,492
Ricoh Co.	2,017,386	39,734
Kao Corp.	1,487,661	39,003
Eisai Co., Ltd.	758,400	38,727
Bridgestone Corp.	1,834,859	38,152
Sumitomo Realty &
Development Co.	1,146,000	37,903
Tokyo Electron Ltd.	489,030	36,413
Itochu Corp.	4,530,000	35,985
Tokyo Gas Co., Ltd.	6,764,000	34,468
Sompo Japan Insurance Inc.	2,526,000	33,450
Asahi Glass Co., Ltd.	2,854,200	32,752
Sumitomo Chemical Co.	4,482,000	31,845
Secom Co., Ltd.	631,500	31,514
Kirin Brewery Co., Ltd.	2,369,048	31,454
NEC Corp.	6,105,812	31,394
Sumitomo Electric
Industries Ltd.	2,169,700	30,617
Nikko Securities Co., Ltd.	2,494,753	29,730
TDK Corp.	380,700	29,651
Rohm Co., Ltd.	321,700	29,488
Daiwa House
Industry Co., Ltd.	1,624,000	29,216
Kubota Corp.	3,324,000	28,952
Toray Industries, Inc.	4,005,740	28,789
Tohoku Electric Power Co.	1,286,000	28,437
Nitto Denko Corp.	496,600	28,210
Dai-Nippon
Printing Co., Ltd.	1,893,741	28,129
Nippon Oil Corp.	3,745,479	27,935
Bank of Yokohama Ltd.	3,594,000	27,644
Mitsui OSK Lines Ltd.	3,264,000	27,134
Kyushu Electric
Power Co., Inc.	1,141,300	26,640
Kobe Steel Ltd.	8,434,095	25,734
Toyoda Automatic Loom
Works Ltd.	588,200	25,599
Yamada Denki Co., Ltd.	254,726	25,265
Sekisui House Ltd.	1,600,858	25,255
Keyence Corp.	113,358	25,022
Nidec Corp.	326,400	24,923
Advantest Corp.	480,336	24,052
Shinsei Bank, Ltd.	4,087,046	23,526
Marubeni Corp.	4,597,000	23,490
Asahi Kasei Corp.	3,689,000	23,462
Mitsubishi Chemical
Holdings Corp.	3,532,000	22,512
SMC Corp.	162,577	22,141
Olympus Corp.	693,984	22,000
West Japan Railway Co.	5,115	21,805
Mitsui Trust Holding Inc.	1,860,400	21,788
Osaka Gas Co., Ltd.	6,053,000	21,779
Tokyu Corp.	3,214,000	21,710

^Hankyu Corp.	3,611,958	21,627
Sumitomo Metal
Mining Co.	1,638,000	21,507
Ajinomoto Co., Inc.	1,858,000	21,459
Ibiden Co., Ltd.	405,239	21,154
Shiseido Co., Ltd.	1,086,000	21,105

Pacific Stock Index Fund

			Market
			Value•
		Shares	($000)
	Terumo Corp.	507,559	20,474
	Chiba Bank Ltd.	2,290,000	20,459
	Nippon Yusen Kabushiki
	Kaisha Co.	3,146,000	20,358
*	Inpex Holdings, Inc.	2,484	20,281
	Daikin Industries Ltd.	714,300	20,103
	Electric Power
	Development Co., Ltd.	476,040	19,767
	Nippon Mining
	Holdings Inc.	2,625,000	19,688
*	Konica Minolta
	Holdings, Inc.	1,439,500	19,125
	NTT Data Corp.	3,798	18,894
	Shizuoka Bank Ltd.	1,733,000	18,474
	Toppan Printing Co., Ltd.	1,683,000	18,392
	Nikon Corp.	890,440	18,248
	Shionogi & Co., Ltd.	898,000	17,962
	Credit Saison Co., Ltd.	489,852	17,683
	Aisin Seiki Co., Ltd.	576,238	17,676
	Yahoo Japan Corp.	45,465	17,627
	Toyota Tsusho Corp.	591,748	17,362
	Omron Corp.	674,500	17,345
	Chugai
	Pharmaceutical Co., Ltd.	841,600	17,230
	Yamato Holdings Co., Ltd.	1,100,000	17,121
	JS Group Corp.	801,608	16,406
	Asahi Breweries Ltd.	1,113,700	15,843
	Yamaha Motor Co., Ltd.	559,400	15,261
	Fast Retailing Co., Ltd.	159,600	15,069
	Kintetsu Corp.	4,868,150	15,036
	Dentsu Inc.	5,440	14,955
	Office Building Fund of
	Japan Inc.	1,376	14,795
	Sumitomo Heavy
	Industries Ltd.	1,731,000	14,777
	^Kawasaki Heavy
	Industries Ltd.	3,983,000	14,641
	Nippon Electric
	Glass Co., Ltd.	673,218	14,440
	Leopalace21 Corp.	384,000	14,396
	Bank of Fukuoka, Ltd.	1,775,000	14,104
	Teijin Ltd.	2,514,000	13,996
	Casio Computer Co.	691,600	13,945
	Hokuhoku
	Financial Group, Inc.	3,741,400	13,896
	Sega Sammy Holdings Inc.	553,832	13,873
	Showa Denko K.K.	3,178,000	13,807
	Furukawa Electric Co.	1,912,000	13,584
	JSR Corp.	538,900	13,510

* Elpida Memory Inc.	285,700	13,298
Hokkaido Electric
Power Co., Ltd.	550,561	13,110
Daito Trust
Construction Co., Ltd.	247,684	13,039
Mitsui Chemicals, Inc.	1,906,000	13,039
Nippon Express Co., Ltd.	2,397,000	12,938
Kajima Corp.	2,704,000	12,887
Ohbayashi Corp.	1,954,000	12,782
Marui Co., Ltd.	942,800	12,657
Kuraray Co., Ltd.	1,095,000	12,385
Takashimaya Co.	836,972	12,261
Sekisui Chemical Co.	1,380,000	12,175
Tobu Railway Co., Ltd.	2,454,000	12,065
Takefuji Corp.	332,360	12,027
Hirose Electric Co., Ltd.	90,300	12,013
JTEKT Corp.	576,923	11,977
Joyo Bank Ltd.	2,051,000	11,955
^OJI Paper Co., Ltd.	2,241,740	11,859
Ishikawajima-Harima
Heavy Industries Co.	3,528,000	11,837
Tokyu Land Corp.	1,203,000	11,594
^Mitsubishi Materials Corp.	2,936,000	11,538
Odakyu Electric Railway Co.	1,883,000	11,532
Fujikura Ltd.	1,075,000	11,442
SBI Holdings, Inc.	31,430	11,435
Matsushita Electric
Works, Ltd.	1,017,000	11,400
Yamaha Corp.	526,600	11,229
Mitsubishi Gas
Chemical Co.	1,165,000	11,073
NSK Ltd.	1,323,000	11,055
Keio Electric
Railway Co., Ltd.	1,644,000	10,944
NGK Insulators Ltd.	805,000	10,911
Amada Co., Ltd.	1,100,000	10,889
Taiheiyo Cement Corp.	2,716,000	10,889
NGK Spark Plug Co.	517,682	10,870
^Kawasaki Kisen Kaisha Ltd.	1,514,000	10,734
^Japan Real Estate
Investment Corp.	1,170	10,688
Shimizu Corp.	1,780,000	10,525
^Seiko Epson Corp.	413,500	10,418
Tokyo Tatemono Co., Ltd.	862,000	10,263
Sumco Corp.	144,208	10,217
Mitsubishi Rayon Co., Ltd.	1,625,000	10,210
MEDICEO
Holdings Co., Ltd.	512,261	10,150
Isetan Co.	572,000	10,048
Namco Bandai Holdings Inc.	627,000	9,948
Nomura Research
Institute, Ltd.	67,656	9,846
Taisei Corp.	2,875,000	9,758

NTN Corp.	1,185,000	9,729
JGC Corp.	624,000	9,692
Makita Corp.	323,900	9,594
Nippon Paper Group, Inc.	2,664	9,525
Toyo Seikan Kaisha Ltd.	489,000	9,470
Mitsubishi
Securities Co., Ltd.	764,000	9,312
Trend Micro Inc.	288,500	9,182

Pacific Stock Index Fund

		Market
		Value•
	Shares	($000)
* ^Sanyo Electric Co., Ltd.	4,788,000	9,141
Fuji Electric
Holdings Co., Ltd.	1,687,000	9,138
Citizen Watch Co., Ltd.	1,103,800	9,134
THK Co., Inc.	359,700	9,113
^Keihin Electric Express
Railway Co., Ltd.	1,280,000	9,105
Sapporo Hokuyo
Holdings, Inc.	901	9,015
Stanley Electric Co.	451,800	8,933
Yokogawa Electric Corp.	648,297	8,868
NOK Corp.	338,600	8,864
Tokuyama Corp.	705,000	8,826
CSK Corp.	198,400	8,817
Kaneka Corp.	914,982	8,815
Promise Co., Ltd.	243,450	8,780
Rakuten, Inc.	19,557	8,664
Taisho Pharmaceutical Co.	481,000	8,617
^Yakult Honsha Co., Ltd.	317,800	8,503
Oriental Land Co., Ltd.	150,000	8,476
Tanabe Seiyaku Co., Ltd.	684,000	8,414
^TonenGeneral Sekiyu K.K.	875,000	8,336
Mitsui Mining &
Smelting Co., Ltd.	1,726,000	8,329
Acom Co., Ltd.	216,110	8,297
^Toto Ltd.	836,000	8,258
Sankyo Co., Ltd.	161,800	8,235
Aiful Corp.	235,400	8,100
Bank of Kyoto Ltd.	791,000	8,100
Nissin Food
Products Co., Ltd.	268,900	8,097
Hitachi Chemical Co., Ltd.	311,900	8,043
Ube Industries Ltd.	2,737,000	8,042
Toho Co., Ltd.	424,900	8,021
^Japan Retail Fund
Investment Corp.	1,031	7,964
Gunma Bank Ltd.	1,140,000	7,941
Mitsui Engineering &
Shipbuilding Co., Ltd.	2,127,000	7,899
Chiyoda Corp.	434,000	7,840
Nisshin Steel Co.	2,535,000	7,824
The Nishi-Nippon City
Bank, Ltd.	1,642,307	7,778
* ^Haseko Corp.	2,268,155	7,774
Daimaru, Inc.	650,000	7,771
Konami Corp.	281,149	7,725
All Nippon Airways Co., Ltd.	1,938,000	7,574
Kyowa Hakko Kogyo Co.	981,000	7,532
The Suruga Bank, Ltd.	596,000	7,402
Susuken Co., Ltd.	211,120	7,383

^Pioneer Corp.	460,900	7,309
Dai-Nippon Ink &
Chemicals, Inc.	1,903,000	7,171
Ushio Inc.	336,500	6,988
Hitachi Construction
Machinery Co.	294,878	6,982
Nippon Sanso Corp.	794,000	6,956
Kurita Water Industries Ltd.	339,600	6,923
Benesse Corp.	192,757	6,901
Uni-Charm Corp.	124,000	6,899
^Dowa Mining Co. Ltd.	819,000	6,881
Daido Steel Co., Ltd.	1,046,000	6,794
Japan Steel Works Ltd.	1,003,832	6,699
^Sumitomo Titanium Corp.	55,426	6,554
Shimamura Co., Ltd.	60,300	6,503
Asics Corp.	480,139	6,424
77 Bank Ltd.	980,000	6,421
Lawson Inc.	188,900	6,400
Kamigumi Co., Ltd.	782,000	6,393
Showa Shell Sekiyu K.K.	568,000	6,373
^Mitsukoshi, Ltd.	1,240,000	6,348
Minebea Co., Ltd.	1,017,000	6,178
Nissan Chemical
Industries, Ltd.	480,000	6,144
Tosoh Corp.	1,444,000	6,075
Nomura Real Estate
Office Fund, Inc.	716	6,058
Nisshin Seifun Group Inc.	577,100	6,045
Uny Co., Ltd.	482,000	6,039
^Yaskawa Electric Corp.	563,380	5,993
Shimano, Inc.	215,400	5,993
NTT Urban
Development Corp.	693	5,974
Sumitomo Rubber
Industries Ltd.	512,000	5,862
Aeon Credit
Service Co. Ltd.	259,390	5,794
Santen
Pharmaceutical Co. Ltd.	221,900	5,779
Nippon Meat Packers, Inc.	517,000	5,703
Onward
Kashiyama Co., Ltd.	416,000	5,687
^Ito En, Ltd.	177,700	5,624
Shinko Securities Co., Ltd.	1,457,000	5,616
^Mitsubishi Logistics Corp.	343,000	5,594
Hitachi
High-Technologies Corp.	185,737	5,506
Kansai Paint Co., Ltd.	656,000	5,476
Daicel Chemical
Industries Ltd.	820,000	5,419
Shinko Electric
Industries Co., Ltd.	203,753	5,408
^Nippon Sheet

Glass Co., Ltd.	1,201,000	5,378
Dai-Nippon Screen
Manufacturing Co., Ltd.	645,000	5,358
Denki Kagaku Kogyo K.K.	1,410,000	5,348
Canon Sales Co. Inc.	226,000	5,342
Aoyama Trading Co., Ltd.	172,400	5,278

Pacific Stock Index Fund

		Market
		Value•
	Shares	($000)
NHK Spring Co.	478,000	5,266
Keisei Electric
Railway Co., Ltd.	865,000	5,254
JAFCO Co., Ltd.	101,700	5,233
Ryohin Keikaku Co., Ltd.	71,400	5,233
Otsuka Corp.	47,364	5,185
FamilyMart Co., Ltd.	190,700	5,156
Alps Electric Co., Ltd.	515,900	5,151
Meiji Dairies Corp.	782,000	5,124
* ^Japan Airlines System Co.	2,690,000	5,119
ZEON Corp.	507,527	5,118
^Toho Titanium Co., Ltd.	91,142	5,105
Nisshinbo Industries, Inc.	502,000	5,090
^Itochu Techno-Science Corp.	90,400	5,044
^Kikkoman Corp.	445,000	5,012
Tokyo Steel
Manufacturing Co.	327,000	4,991
Toyobo Ltd.	1,880,000	4,954
SBI E*Trade
Securities Co., Ltd.	4,734	4,953
^Mabuchi Motor Co.	85,100	4,952
^Tokyo Seimitsu Co., Ltd.	101,966	4,910
Seino
Transportation Co., Ltd.	437,000	4,753
^Taiyo Yuden Co., Ltd.	307,000	4,719
Meiji Seika Kaisha Ltd.	929,000	4,706
USS Co., Ltd.	73,100	4,627
^Toyoda Gosei Co., Ltd.	195,600	4,523
Nitori Co., Ltd.	110,768	4,484
^Oracle Corp. Japan	95,800	4,456
^Ebara Corp.	1,138,000	4,438
Obic Co., Ltd.	20,950	4,435
Hakuhodo DY Holdings Inc.	75,500	4,425
* ^Access Co., Ltd.	648	4,304
Alfresa Holdings Corp.	72,800	4,258
^ Round One Corp.	1,034	4,214
Okuma Corp.	431,711	4,125
Sumitomo Bakelite Co. Ltd.	545,000	4,120
^Park24 Co., Ltd.	282,274	4,095
Nippon Shokubai Co., Ltd.	378,000	4,037
Japan Prime Realty
Investment Corp.	1,269	3,999
Nichirei Corp.	749,000	3,995
Shimachu Co.	138,536	3,960
^Sapporo Holdings Ltd.	768,000	3,934
^Oki Electric
Industry Co. Ltd.	1,651,000	3,885
Kokuyo Co., Ltd.	251,800	3,880
Toyo Suisan Kaisha, Ltd.	265,000	3,865

* ^Sojitz Holdings Corp.	1,154,500	3,817
Hino Motors, Ltd.	775,000	3,817
Nippon Kayaku Co., Ltd.	463,000	3,730
^Sanken Electric Co., Ltd.	319,000	3,717
Comsys Holdings Corp.	351,000	3,705
Hikari Tsushin, Inc.	69,700	3,661
Wacoal Corp.	303,000	3,656
* ^NEC Electronics Corp.	111,100	3,539
^OSG Corp.	238,811	3,511
House Foods Industry Corp.	214,900	3,499
Sanwa Shutter Corp.	611,000	3,492
^Hankyu
Department Stores, Inc.	424,000	3,479
Glory Ltd.	189,900	3,465
^Yamazaki Baking Co., Ltd.	330,000	3,418
Nippon Light Metal Co.	1,381,000	3,405
Sumitomo Osaka
Cement Co., Ltd.	1,158,000	3,394
Tokai Rika Co., Ltd.	169,424	3,378
* ^K.K. DaVinci Advisors	3,047	3,322
Meitec Corp.	105,300	3,313
Komori Corp.	172,000	3,294
^Takara Holdings Inc.	522,000	3,256
EDION Corp.	221,245	3,182
^Matsui Securities Co., Ltd.	360,200	3,158
Daifuku Co., Ltd.	239,927	3,113
Coca-Cola West
Japan Co. Ltd.	167,100	3,112
SFCG Co., Ltd.	16,630	3,067
Gunze Ltd.	578,000	3,033
Kose Corp.	100,770	3,027
^Mitsumi Electric Co., Ltd.	205,600	3,006
Rinnai Corp.	105,900	2,998
Autobacs Seven Co., Ltd.	82,400	2,978
Kinden Corp.	396,000	2,949
Fuji Television Network, Inc.	1,417	2,948
^Asatsu-DK Inc.	100,500	2,940
^Matsumotokiyoshi Co., Ltd.	120,900	2,913
Katokichi Co., Ltd.	366,700	2,867
Central Glass Co., Ltd.	517,000	2,861
Toda Corp.	631,000	2,765
^Okumura Corp.	547,000	2,758
^Nishimatsu
Construction Co.	786,000	2,708
Q.P. Corp.	304,300	2,691
Tokyo Broadcasting
System, Inc.	114,900	2,638
Hitachi Cable Ltd.	506,000	2,581
Hitachi Capital Corp.	130,900	2,580
Aderans Co. Ltd.	107,000	2,473
Circle K Sunkus Co., Ltd.	129,700	2,470
Amano Corp.	181,700	2,439
The Goodwill Group, Inc.	4,157	2,399

^Net One Systems Co., Ltd.	1,564	2,385
TIS Inc.	107,500	2,375
ARRK Corp.	171,567	2,288
Fuji Soft ABC Inc.	89,100	2,242
^eAccess Ltd.	3,877	2,232
^Index Holdings	3,199	2,203
Tokyo Style Co.	199,000	2,201
^Kaken Pharmaceutical Co.	251,000	1,710

Pacific Stock Index Fund

		Market
		Value•
	Shares	($000)
Uniden Corp.	170,000	1,632
* Dowa Mining Co., Ltd.
Rights Exp. 1/26/10	805,000	338
		8,412,106
New Zealand (0.5%)
^Telecom Corp. of
New Zealand Ltd.	5,886,049	18,272
Fletcher Building Ltd.	1,414,476	8,992
Sky City Entertainment
Group Ltd.	1,285,903	4,432
Contact Energy Ltd.	865,857	4,318
Fisher & Paykel
Healthcare Corp. Ltd.	1,535,795	4,295
Auckland International
Airport Ltd.	2,940,227	4,014
Sky Network Television Ltd.	588,405	2,237
* Tower Ltd.	876,061	2,028
Fisher & Paykel
Appliances Holdings Ltd.	783,169	1,991
^Kiwi Income
Property Trust	2,107,340	1,920
The Warehouse Group Ltd.	325,656	1,400
Vector Ltd.	746,528	1,259
		55,158
Singapore (2.8%)
DBS Group Holdings Ltd.	3,392,161	44,343
United Overseas Bank Ltd.	3,461,567	39,309
Singapore
Telecommunications Ltd.	21,485,590	36,591
Oversea-Chinese
Banking Corp., Ltd.	7,486,068	33,614
Keppel Corp., Ltd.	1,656,750	16,820
Singapore Airlines Ltd.	1,659,362	16,164
Capitaland Ltd.	3,752,895	13,138
Singapore Press
Holdings Ltd.	4,513,833	12,116
City Developments Ltd.	1,500,412	10,590
Singapore Technologies
Engineering Ltd.	3,972,407	7,546
Fraser & Neave Ltd.	2,470,500	7,042
Singapore Exchange Ltd.	2,365,000	6,821
Venture Corp. Ltd.	736,000	6,753
Sembcorp Industries Ltd.	2,377,393	5,579
ComfortDelGro Corp. Ltd.	5,278,586	5,530
CapitaMall Trust	2,503,148	4,166
United Overseas Land Ltd.	1,545,556	3,970
Ascendas REIT	2,764,000	3,858
Keppel Land Ltd.	1,084,000	3,834

SembCorp Marine Ltd.	1,523,000	3,343
Jardine Cycle N
Carriage Ltd.	401,128	3,194
Parkway Holdings Ltd.	1,748,640	3,115
Cosco Corp. Singapore Ltd.	2,336,000	2,878
Singapore Post Ltd.	4,025,800	2,589
Suntec REIT	2,542,142	2,535
* STATS ChipPAC Ltd.	3,918,716	2,486
Want Want Holdings Ltd.	1,345,160	2,400
* Chartered Semiconductor
Manufacturing Ltd.	2,996,000	2,319
Olam International Ltd.	1,857,000	2,278
Noble Group Ltd.	2,882,000	2,148
Singapore Land Ltd.	368,000	2,003
Wing Tai Holdings Ltd.	1,409,000	1,852
Neptune Orient Lines Ltd.	1,326,000	1,733
Allgreen Properties Ltd.	1,266,000	1,374
Haw Par Brothers
International Ltd.	316,193	1,372
SMRT Corp. Ltd.	1,785,000	1,282
Singapore
Petroleum Co. Ltd.	390,000	1,137
Creative Technology Ltd.	169,200	1,130
		318,952
Total Common Stocks
(Cost $9,269,948)		11,366,442
Temporary Cash Investments (3.3%)[1]
Money Market Fund (3.3%)
[2] Vanguard Market
Liquidity Fund, 5.289%	21,777,329	21,777
[2] Vanguard Market
Liquidity Fund,
5.289%—Note E	355,060,461	355,060
		376,837

	Face
	Amount
	($000)
U.S. Agency Obligation (0.0%)
[3] Federal Home Loan Mortgage Corp.
[4] 5.150%, 12/26/06	2,000	1,984
Total Temporary Cash Investments
(Cost $378,822)		378,821
Total Investments (102.8%)
(Cost $9,648,770)		11,745,263
Other Assets and Liabilities (–2.8%)
Other Assets—Note B		59,633
Security Lending Collateral
Payable to Brokers—Note E		(355,060)
Other Liabilities		(26,988)
		(322,415)
Net Assets (100%)		11,422,848

Pacific Stock Index Fund

At October 31, 2006, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	9,293,062
Undistributed Net Investment Income	127,047
Accumulated Net Realized Losses	(93,960)
Unrealized Appreciation (Depreciation)
Investment Securities	2,096,493
Futures Contracts	(42)
Foreign Currencies and
Forward Currency Contracts	248
Net Assets	11,422,848

Investor Shares—Net Assets
Applicable to 644,379,948 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,813,604
Net Asset Value Per Share—
Investor Shares	$12.13

Admiral Shares—Net Assets
Applicable to 14,196,166 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,127,615
Net Asset Value Per Share—
Admiral Shares	$79.43

Institutional Shares—Net Assets
Applicable to 147,169,794 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,788,442
Net Asset Value Per Share—
Institutional Shares	$12.15

ETF Shares—Net Assets
Applicable to 10,789,861 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	693,187
Net Asset Value Per Share—
ETF Shares	$64.24

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1   The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 2.9%, respectively, of net assets. See Note C in Notes to Financial Statements.

2   Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3   The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4	Securities with a value of $1,984,000 have been segregated as initial margin for open futures contracts.
5	See Note C in Notes to Financial Statements for the tax-basis components of net assets. REIT—Real Estate Investment Trust.

Pacific Stock Index Fund

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Dividends[1]	189,969
Interest[2]	2,091
Security Lending	3,162
Total Income	195,222
Expenses
The Vanguard Group—Note B
Investment Advisory Services	136
Management and Administrative—Investor Shares	15,166
Management and Administrative—Admiral Shares	1,321
Management and Administrative—Institutional Shares	1,058
Management and Administrative—ETF Shares	640
Marketing and Distribution—Investor Shares	1,576
Marketing and Distribution—Admiral Shares	172
Marketing and Distribution—Institutional Shares	374
Marketing and Distribution—ETF Shares	95
Custodian Fees	2,057
Auditing Fees	36
Shareholders’ Reports—Investor Shares	119
Shareholders’ Reports—Admiral Shares	4
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	16
Trustees’ Fees and Expenses	9
Total Expenses	22,779
Net Investment Income	172,443
Realized Net Gain (Loss)
Investment Securities Sold	387,218
Futures Contracts	3,415
Foreign Currencies and Forward Currency Contracts	(4,613)
Realized Net Gain (Loss)	386,020
Change in Unrealized Appreciation (Depreciation)
Investment Securities	899,777
Futures Contracts	(1,812)
Foreign Currencies and Forward Currency Contracts	1,740
Change in Unrealized Appreciation (Depreciation)	899,705
Net Increase (Decrease) in Net Assets Resulting from Operations	1,458,168

1	Dividends are net of foreign withholding taxes of $7,973,000.
2	Interest income from an affiliated company of the fund was $2,014,000.

Pacific Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	172,443	103,943
Realized Net Gain (Loss)	386,020	29,015
Change in Unrealized Appreciation (Depreciation)	899,705	1,048,087
Net Increase (Decrease) in Net Assets Resulting from Operations	1,458,168	1,181,045
Distributions
Net Investment Income
Investor Shares	(82,959)	(64,623)
Admiral Shares	(13,155)	(5,924)
Institutional Shares	(22,834)	(15,898)
ETF Shares	(4,454)	—
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(123,402)	(86,445)
Capital Share Transactions—Note F
Investor Shares	1,678,857	924,751
Admiral Shares	272,087	308,400
Institutional Shares	289,594	346,732
ETF Shares	481,727	151,932
Net Increase (Decrease) from Capital Share Transactions	2,722,265	1,731,815
Total Increase (Decrease)	4,057,031	2,826,415
Net Assets
Beginning of Period	7,365,817	4,539,402
End of Period[1]	11,422,848	7,365,817

1	Net Assets–End of Period includes undistributed net investment income of $127,047,000 and $68,664,000.

Pacific Stock Index Fund

Financial Highlights

Investor Shares

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.39	$8.63	$7.80	$5.90	$6.79
Investment Operations
Net Investment Income	.19	.156	.121	.082	.065
Net Realized and Unrealized Gain (Loss)
on Investments	1.71	1.761	.814	1.885	(.923)
Total from Investment Operations	1.90	1.917	.935	1.967	(.858)
Distributions
Dividends from Net Investment Income	(.16)	(.157)	(.105)	(.067)	(.032)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.16)	(.157)	(.105)	(.067)	(.032)
Net Asset Value, End of Period	$12.13	$10.39	$8.63	$7.80	$5.90

Total Return[1]	18.39%	22.48%	12.15%	33.75%	–12.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,814	$5,202	$3,471	$2,265	$1,386
Ratio of Total Expenses to
Average Net Assets	0.27%	0.32%	0.34%	0.39%	0.40%
Ratio of Net Investment Income to
Average Net Assets	1.73%	1.76%	1.57%	1.49%	1.04%
Portfolio Turnover Rate[2]	2%	7%	3%	3%	20%

1   Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Pacific Stock Index Fund

Admiral Shares

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$68.05	$56.47	$51.05	$38.63	$44.40
Investment Operations
Net Investment Income	1.302	1.069	.835	.575	.461
Net Realized and Unrealized Gain (Loss)
on Investments	11.185	11.583	5.318	12.318	(6.016)
Total from Investment Operations	12.487	12.652	6.153	12.893	(5.555)
Distributions
Dividends from Net Investment Income	(1.107)	(1.072)	(.733)	(.473)	(.215)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.107)	(1.072)	(.733)	(.473)	(.215)
Net Asset Value, End of Period	$79.43	$68.05	$56.47	$51.05	$38.63

Total Return[1]	18.46%	22.68%	12.23%	33.82%	–12.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,128	$720	$314	$198	$102
Ratio of Total Expenses to
Average Net Assets	0.17%	0.20%	0.25%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.90%	1.69%	1.59%	1.16%
Portfolio Turnover Rate[2]	2%	7%	3%	3%	20%

1   Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Pacific Stock Index Fund

Institutional Shares

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.41	$8.64	$7.81	$5.91	$6.79
Investment Operations
Net Investment Income	.206	.18	.134	.090	.081
Net Realized and Unrealized Gain (Loss)
on Investments	1.710	1.76	.814	1.885	(.923)
Total from Investment Operations	1.916	1.94	.948	1.975	(.842)
Distributions
Dividends from Net Investment Income	(.176)	(.17)	(.118)	(.075)	(.038)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.176)	(.17)	(.118)	(.075)	(.038)
Net Asset Value, End of Period	$12.15	$10.41	$8.64	$7.81	$5.91

Total Return[1]	18.52%	22.74%	12.32%	33.88%	–12.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,788	$1,280	$754	$369	$131
Ratio of Total Expenses to
Average Net Assets	0.12%	0.14%	0.17%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.95%	1.76%	1.70%	1.20%
Portfolio Turnover Rate[2]	2%	7%	3%	3%	20%

1   Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Pacific Stock Index Fund

ETF Shares
	Year
	Ended	Mar. 4[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2006	2005
Net Asset Value, Beginning of Period	$55.09	$50.71
Investment Operations
Net Investment Income	1.06	.75
Net Realized and Unrealized Gain (Loss) on Investments	9.02	3.63
Total from Investment Operations	10.08	4.38
Distributions
Dividends from Net Investment Income	(.93)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.93)	—
Net Asset Value, End of Period	$64.24	$55.09

Total Return	18.43%	8.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$693	$164
Ratio of Total Expenses to Average Net Assets	0.18%	0.18%*
Ratio of Net Investment Income to Average Net Assets	1.82%	1.89%*
Portfolio Turnover Rate[2]	2%	7%

1	Inception.

2   Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Pacific Stock Index Fund

Notes to Financial Statements

Vanguard Pacific Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard International Equity Index Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares (formerly known as VIPER Shares). Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, servicing and account-size criteria. The fund has not issued any Signal Shares through October 31, 2006. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

Pacific Stock Index Fund

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Pacific Stock Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2006, the fund had contributed capital of $1,131,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2006, the fund realized net foreign currency losses of $1,149,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2006, the fund realized gains on the sale of passive foreign investment companies of $10,491,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2006, was $104,173,000, of which $31,751,000 has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended October 31, 2006, the fund realized $322,401,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2006, the fund had $239,663,000 of ordinary income available for distribution. The fund had available realized losses of $93,776,000 to offset future net capital gains of $15,971,000 through October 31, 2009, $68,660,000 through October 31, 2010, $4,471,000 through October 31, 2011, and $4,674,000 through October 31, 2013.

At October 31, 2006, the cost of investment securities for tax purposes was $9,753,033,000. Net unrealized appreciation of investment securities for tax purposes was $1,992,230,000, consisting of unrealized gains of $2,326,108,000 on securities that had risen in value since their purchase and $333,878,000 in unrealized losses on securities that had fallen in value since their purchase.

Pacific Stock Index Fund

At October 31, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Topix Index	283	39,041	(533)
ASX 200 Index	102	10,584	491

At October 31, 2006, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
	Contract Amount (000)				(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
12/13/2006	JPY	1,093,558	USD	9,387	(125)
12/29/2006	AUD	12,807	USD	9,897	288
AUD—Australian dollar.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $85,000 resulting from the translation of other assets and liabilities at October 31, 2006.

D. During the year ended October 31, 2006, the fund purchased $3,570,864,000 of investment securities and sold $820,193,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at October 31, 2006, was $335,797,000, for which the fund received cash collateral of $355,060,000.

Pacific Stock Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended October 31,
		2006	2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,349,884	201,048	1,435,956	152,938
Issued in Lieu of Cash Distributions	80,759	7,090	62,114	6,841
Redeemed[1]	(751,786)	(64,382)	(573,319)	(61,578)
Net Increase (Decrease)—Investor Shares	1,678,857	143,756	924,751	98,201
Admiral Shares
Issued	465,655	6,139	388,834	6,334
Issued in Lieu of Cash Distributions	11,005	148	4,887	82
Redeemed[1]	(204,573)	(2,672)	(85,321)	(1,400)
Net Increase (Decrease)—Admiral Shares	272,087	3,615	308,400	5,016
Institutional Shares
Issued	1,168,762	99,284	599,011	63,303
Issued in Lieu of Cash Distributions	20,167	1,769	14,257	1,568
Redeemed[1]	(899,335)	(76,780)	(266,536)	(29,206)
Net Increase (Decrease)—Institutional Shares	289,594	24,273	346,732	35,665
ETF Shares
Issued	481,727	7,812	151,932	2,978
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)—ETF Shares	481,727	7,812	151,932	2,978

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1	Net of redemption fees of $548,000 and $78,000 (fund totals).

Emerging Markets Stock Index Fund

Fund Profile

As of October 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	869	840	2,118
Turnover Rate	26%	—	—
Expense Ratio		—	—
Investor Shares	0.42%
Admiral Shares	0.30%[3]
Institutional Shares	0.25%
ETF Shares	0.30%
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	7%	7%	11%
Consumer Staples	6	5	7
Energy	17	17	10
Financials	19	20	29
Health Care	2	2	6
Industrials	8	8	10
Information Technology	14	14	7
Materials	13	13	9
Telecommunication
Services	11	11	6
Utilities	3	3	5

Volatility Measures[4]
	Fund Versus	Fund Versus
	Spliced Index[5]	Broad Index[2]
R-Squared	1.00	0.85
Beta	0.99	1.51

Ten Largest Holdings[6] (% of total net assets)

OAO Gazprom ADR	integrated oil
	and gas	4.8%
Samsung
Electronics Co., Ltd.	semiconductors	4.1
Petroleo Brasileiro	integrated oil
	and gas	2.7
China Mobile	wireless
(Hong Kong) Ltd.	telecommunication
	services	1.9
Lukoil Sponsored ADR	integrated oil
	and gas	1.9
America Movil SA de CV	wireless
	telecommunication
	services	1.9
Taiwan Semiconductor
Manufacturing Co., Ltd.	semiconductors	1.8
Companhia Vale do
Rio Doce	steel	1.7
Kookmin Bank	diversified banks	1.3
Hon Hai Precision	electronic
Industry Co., Ltd.	manufacturing
	services	1.2
Top Ten		23.3%

1	MSCI Emerging Markets Index in USD.
2	MSCI All Country World Index ex USA.
3	Annualized.
4	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 121.
5	Select Emerging Markets Index through August 23, 2006; MSCI Emerging Markets Index in USD thereafter.
6	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Emerging Markets Stock Index Fund

Country Diversification (% of portfolio)
		Target
	Fund	Index[1]
South Korea	17%	17%
Taiwan	12	12
Brazil	10	10
Russia	10	10
China	10	10
South Africa	8	8
India	7	7
Mexico	6	6
Israel	3	3
Malaysia	3	3
Poland	2	2
Thailand	2	2
Turkey	2	2
Indonesia	2	2
Chile	1	1
Hungary	1	1
Czech Republic	1	1
Argentina	1	1
Philippines	1	1
Egypt	1	1

1	MSCI Emerging Markets Index in USD.

Emerging Markets Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Emerging Markets Stock Index
Fund Investor Shares[1]	31.24%	26.81%	8.42%	$22,446
MSCI All Country World Index ex USA	28.91	16.67	8.15	21,896
Spliced Emerging Markets Index[2]	33.29	27.59	8.71	23,056
Average Emerging Markets Fund[3]	34.70	27.37	9.18	24,060

		Final Value
	Since	of a $100,000
	Inception[4]	Investment
Emerging Markets Stock Index Fund Admiral Shares[1]	14.96%	$114,965
MSCI All Country World Index ex USA	13.41	113,411
Spliced Emerging Markets Index[2]	16.19	116,187

1   Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions. Returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000 for Investor Shares.

2	Select Emerging Markets Index through August 23, 2006; MSCI Emerging Markets Index in USD thereafter.
3	Derived from data provided by Lipper Inc.
4	Inception date is June 23, 2006, for the Admiral Shares.

Emerging Markets Stock Index Fund

				Final Value of
			Since	a $5,000,000
	One Year	Five Years	Inception[1]	Investment
Emerging Markets Stock Index Fund
Institutional Shares[2]	31.47%	27.01%	13.32%	$11,073,813
MSCI All Country World Index ex USA	28.91	16.67	5.99	7,236,635
Spliced Emerging Markets Index[3]	33.29	27.59	13.71	11,317,738

			Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
Emerging Markets Stock Index Fund ETF Shares	32.74%	22.87%	$14,077
MSCI All Country World Index ex USA	28.91	18.90	13,329
Spliced Emerging Markets Index[3]	33.29	23.29	14,158

Cumulative Returns: ETF Shares, March 4, 2005–October 31, 2006

		Cumulative
		Since
	One Year	Inception
Emerging Markets Stock Index Fund ETF Shares Market Price	32.25%	42.20%
Emerging Markets Stock Index Fund ETF Shares Net Asset Value	32.74	40.77
Spliced Emerging Markets Index[3]	33.29	41.58

1	Inception dates are: June 22, 2000, for the Institutional Shares and March 4, 2005, for the ETF Shares.
2	Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions.
3	Select Emerging Markets Index through August 23, 2006; MSCI Emerging Markets Index in USD thereafter.

Emerging Markets Stock Index Fund

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Emerging Markets Stock Index Fund
Investor Shares[2]	5/4/1994	18.22%	27.49%	7.86%
Fee-Adjusted Returns[3]		17.05	27.25	7.76
Admiral Shares	6/23/2006	10.88[4]	—	—
Fee-Adjusted Returns[3]		9.78[4]	—	—
Institutional Shares	6/22/2000	18.46	27.70	12.85[4]
Fee-Adjusted Returns[3]		17.29	27.45	12.68[4]
ETF Shares	3/4/2005
Market Price		18.55	21.02[4]	—
Net Asset Value		18.39	20.64[4]	—

1	Select Emerging Markets Index through August 23, 2006; MSCI Emerging Markets Index in USD thereafter.
2	Returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
3	Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions.
4	Returns since inception.

Note: See Financial Highlights tables on pages 79 through 82 for dividend and capital gains information.

Emerging Markets Stock Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Argentina (0.8%)
	Tenaris SA	1,081,161	20,863
	Tenaris SA ADR	455,475	17,577
	Tenaris SA (Mexico)	450,275	8,736
	Siderar SA Class A	786,205	5,710
	Banco Macro
	Bansud SA ADR	205,107	4,637
*	Telecom Argentina
	STET-France Telecom SA	1,507,786	4,512
*	Petrobras Energia
	Participaciones SA	3,164,909	3,481
*	Grupo Financiero Galicia
	SA ADR	423,617	3,304
*	Petrobras Energia
	Participaciones SA ADR	225,701	2,573
*	Telecom Argentina SA ADR	121,351	1,832
*	IRSA Inversiones y
	Representaciones
	SA GDR	116,895	1,680
	BBVA Banco Frances SA	424,248	1,179
*	Transportadora de
	Gas Sur SA	953,920	1,099
*	Irsa Inversiones y
	Representaciones SA	563,918	797
*	Cresud SA ADR	46,755	684
	BBVA Banco
	Frances SA ADR	77,257	647
	Solvay Indupa S.A.I.C.	471,738	499
*	^Transportadora de
	Gas del SA ADR	83,190	490
*	Molinos Rio de la Plata SA	406,396	447
	Cresud SA	209,663	305
			81,052
Brazil (10.5%)
	Petroleo Brasileiro SA Pfd.	7,538,971	151,626

Petroleo Brasileiro SA	5,490,898	121,735
Companhia Vale do
Rio Doce Pfd. Class A	4,606,524	99,413
Banco Itau Holding
Financeira SA	2,522,323	83,173
Companhia Vale do
Rio Doce	3,245,995	82,213
Banco Bradesco SA	2,258,916	80,393
Companhia de Bebidas
das Americas Pfd.	96,721,954	42,525
Unibanco-Uniao de
Bancos Brasileiros SA	5,194,183	41,179
Gerdau SA Pfd.	1,458,728	21,424
Empresa Brasileira de
Aeronautica SA	1,953,049	20,298
Usiminas-Usinas
Siderugicas de
Minas Gerais SA Pfd	574,033	19,546
Companhia Energetica
de Minas Gerais Pfd.	438,554,993	18,958
Tele Norte Leste
Participacoes SA Pfd.	1,253,763	18,326
Companhia Siderurgica
Nacional SA	587,880	18,285
All America Latina
Logistica	1,724,770	15,086
Aracruz Celulose
SA Pfd. B Shares	2,187,505	12,073
Centrais Electricas
Brasileiras SA	569,115,588	12,005
Petroleo Brasileiro
Series A ADR	128,979	10,442
Tam SA	336,175	10,236
Tim Participacoes SA	3,008,102,385	10,116
Tele Norte Leste
Participacoes SA	328,255	9,795
Petroleo Brasileiro ADR	103,613	9,197
Cyrela Brazil Realty SA	445,025	9,075

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	Centrais Electricas
	Brasileiras SA Pfd.
	B Shares	451,372,326	9,057
*	Vivo Participacoes
	SA Pfd.	2,525,365	8,693
	Companhia de
	Saneamento Basico do
	Estado de Sao Paulo	67,522,261	8,132
	Gol-Linhas Aereas
	Inteligentes SA Pfd.	260,967	8,044
*	Votorantim Celulose
	e Papel SA Pfd.	425,195	7,850
	Lojas Renner SA	609,915	7,642
	Companhia de
	Concessoes
	Rodoviarias	709,165	7,586
	Natura Cosmeticos SA	536,271	7,399
	Brasil Telecom
	Participacoes SA Pfd.	1,034,384,236	6,894
	Lojas
	Americanas SA Pfd.	149,083,020	6,764
	Companhia Vale do
	Rio Doce ADR	309,215	6,716
	Klabin SA	2,868,770	6,199
	Arcelor Brasil SA	345,254	6,080
	Cia Vale do
	Rio Doce ADR	232,700	5,920
	Souza Cruz SA	383,763	5,852
	Banco Bradesco SA ADR	157,323	5,631
	Sadia SA Pfd.	1,889,877	5,587
	Braskem SA	780,560	5,531
	Companhia Paranaense
	de Energia-COPEL	481,196,850	5,492
	Banco Itau Holding
	Financeira SA ADR	162,926	5,409
	Tractebel Energia SA	655,583	5,213
	Submarino SA	234,716	4,803
*	Cosan SA Industria
	e Comercio	281,223	4,801
*	Electropaulo
	Metropolitana SA	107,225,631	4,664
	Companhia Brasileira
	de Distribuicao
	Grupo Pao de Acucar	153,212,648	4,586
*	Gafisa SA	292,158	4,304
	Duratex SA Pfd.	335,250	4,038
	Perdigao SA	335,298	3,913
	Banco Nossa Caixa SA	161,859	3,804
	Brasil Telecom
	Participacoes SA	302,987,117	3,713

*	Diagnosticos da America	186,853	3,671
	Weg SA Pfd.	744,918	3,624
	Gerdau SA	290,769	3,618
	Embratel
	Participacoes SA Pfd.	1,068,108,756	3,487
	Energias do Brasil SA	249,560	3,443
	Companhia de Bebidas
	das Americas ADR	73,506	3,209
	Uniao de Bancos
	Brasileiros SA GDR	39,077	3,077
	Companhia de Tecidos
	Norte de Minas Pfd.	19,444,868	1,836
	Telemig Celular
	Participacoes SA Pfd.	1,065,928,562	1,815
	Gerdau SA ADR	116,569	1,722
	Companhia de Gas de
	Sao Paulo-Comgas	12,303,999	1,698
	Companhia Siderurgica
	Nacional SA ADR	52,856	1,648
	Companhia Energetica
	de Minas Gerais ADR	35,637	1,543
	Embraer-Empresa
	Brasileira de
	Aeronautica SA ADR	34,738	1,446
	Tele Norte Leste
	Participacoes ADR	92,388	1,337
	Aracruz
	Celulose SA ADR	19,137	1,053
	Embratel
	Participacoes SA ADR	61,242	997
	Tim
	Participacoes SA ADR	26,799	900
	Companhia de
	Saneamento Basico
	do Estado de
	Sao Paulo ADR	27,863	842
	Brasil Telecom
	Participacoes ADR	20,495	686
	^Sadia SA ADR	20,892	613
	Companhia Paranaense
	de Energia-COPEL ADR	53,754	612
*	Banco Bradesco SA Pfd.
	Rights Exp. 11/10/06	50,300	501
	Companhia Brasileira
	de Distribuicao Grupo
	Pao de Acucar ADR	14,307	427
	Telemig Celular
	Participacoes ADR	8,307	280
	Votorantim Celulose
	e Papel SA ADR	2,038	37
*	Vivo
	Participacoes SA ADR	9,939	35
	Braskem SA ADR	2,279	32

		1,141,625
Chile (1.5%)
Empresas Copec SA	2,004,291	21,882
Enersis SA	53,337,679	14,786
Empresa Nacional de
Electricidad SA	13,063,957	14,213
Empresas CMPC SA	434,532	13,579

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	Cencosud SA	3,825,551	10,919
	Banco Santander
	Chile SA	176,200,681	8,222
	Sociedad Quimica y
	Minera de Chile SA	513,457	6,378
	Colburn SA	26,887,658	5,405
	CAP SA	413,043	5,343
	Empresa Nacional de
	Telecomunicaciones SA	475,485	4,874
	Compania de
	Telecomunicaciones
	de Chile SA	2,243,541	4,275
	Banco de Credito e
	Inversiones	148,867	4,172
	Lan Airlines SA	480,521	4,166
	Enersis SA ADR	260,479	3,592
	Compania Cervecerias
	Unidas SA	639,954	3,524
	Empresa Nacional de
	Electricidad SA ADR	104,596	3,407
	Distribucion y
	Servicio D&S SA	10,220,707	3,182
	Vina Concha y Toro SA	1,865,008	2,914
	Inversiones Aguas
	Metropolitanas SA	2,339,270	2,583
	Masisa SA	14,209,806	2,545
	Compania SudAmericana
	de Vapores SA	1,910,414	2,421
	Embotelladora
	Andina SA Pfd. Class B	889,779	2,340
	Corpbanca	450,118,424	2,265
	Embotelladora Andina SA	885,573	2,193
	Banco Santander
	Chile SA ADR	39,103	1,886
	Parque Arauco SA	2,493,116	1,758
	Cristalerias de Chile	162,267	1,639
*	Madeco SA	14,618,112	1,532
	Sociedad Quimica y
	Minera de Chile ADR	10,860	1,329
	Empresas Iansa SA	7,756,599	1,227
	S.A.C.I. Falabella, SA	311,463	1,006
	Compania de
	Telecomunicaciones
	de Chile SA ADR	116,688	882
	Distribucion y
	Servicio SA ADR	43,695	815
			161,254
China (9.8%)[1]
	China Mobile
	(Hong Kong) Ltd.	25,406,747	206,323

	PetroChina Co. Ltd.	97,703,214	107,779
	China Life
	Insurance Co., Ltd.	36,392,240	76,715
	CNOOC Ltd.	77,913,352	65,377
	China Petroleum &
	Chemical Corp.	86,237,700	59,785
	China Construction Bank	126,841,900	56,920
*	Bank of China	74,137,174	31,885
	China Telecom Corp. Ltd.	71,000,312	26,738
	Bank of
	Communications Ltd.
	Class H	29,692,000	22,221
	Ping An Insurance
	(Group) Co. of China Ltd.	5,280,000	18,310
	CITIC Pacific Ltd.	5,649,000	17,333
*	Industrial and Commercial
	Bank of China	36,865,000	16,489
	China Merchants Holdings
	International Co. Ltd.	5,428,000	15,829
	China Overseas Land &
	Investment Ltd.	16,473,620	14,970
	China Resources
	Enterprise Ltd.	6,041,659	13,971
	Huaneng Power
	International, Inc.
	H Shares	15,799,000	12,403
	Cosco Pacific Ltd.	5,621,504	11,596
	Aluminum Corp. of
	China Ltd.	16,271,000	11,398
	Fujian Zijin Mining
	Industry Co., Ltd.	16,514,000	9,562
	Denway Motors Ltd.	25,312,333	9,349
	China Resources Power
	Holdings Co. Ltd.	6,992,000	8,703
	China Mengniu
	Dairy Co., Ltd.	4,571,076	8,299
	Guangzhou R&F Properties
	Company Ltd.	4,879,200	7,944
	Jiangxi Copper Co. Ltd.	7,174,000	7,753
*	Semiconductor
	Manufacturing
	International Corp.	65,415,000	7,648
	Lenovo Group Ltd.	17,572,000	7,448
	China Shipping
	Development Co.	6,715,578	7,288
*	Nine Dragons Paper
	Holdings Ltd.	5,463,000	6,930
	Yanzhou Coal
	Mining Co. Ltd.
	H Shares	10,116,800	6,658
	Air China Ltd.	12,578,353	6,299
	Beijing Datang Power
	Generation Co. Ltd.	7,391,245	6,253

	Chaoda Modern
	Agriculture Holdings Ltd.	10,332,382	6,245
	Hopson Development
	Holdings Ltd.	2,721,000	5,912
*	Dongfeng Motor Corp.	12,302,755	5,492

65

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	Shanghai Electric
	Group Co., Ltd. Class H	15,505,134	5,444
	Agile Property
	Holdings, Inc.	6,140,513	5,418
	TPV Technology Ltd.	6,272,000	5,209
	Guangdong
	Investment Ltd.	12,432,000	5,169
	Sinopec Shanghai
	Petrochemical Co. Ltd.	12,126,000	5,133
	Zhejiang
	Expressway Co., Ltd.	7,484,000	5,054
	Anhui Conch
	Cement Co. Ltd.	2,247,050	4,972
	Li Ning Co., Ltd.	4,078,000	4,815
	Angang New Steel Co. Ltd.	4,610,000	4,694
	China International
	Marine Containers
	(Group) Co.,Ltd.	3,293,260	4,638
*	PICC Property and
	Casualty Co. Ltd.	12,570,601	4,473
	China Resources Land Ltd.	5,612,000	4,466
	Shanghai Industrial
	Holding Ltd.	2,259,231	4,391
	Beijing Capital International
	Airport Co., Ltd.	5,960,000	3,816
	Jiangsu
	Expressway Co. Ltd.
	H Shares	6,281,080	3,692
	Maanshan Iron and
	Steel Co. Ltd.	9,276,000	3,678
	China COSCO
	Holdings Co., Ltd.	7,894,500	3,667
	GOME Electrical
	Appliances Holdings Ltd.	4,172,000	3,593
	The Guangshen
	Railway Co., Ltd.	7,539,623	3,545
*	Hunan Non-Ferrous
	Metal Corp., Ltd.	7,066,000	3,333
*	China Everbright Ltd.	3,736,000	3,294
	Guangzhou
	Investment Co. Ltd.	17,082,000	3,284
	Xinao Gas Holdings Ltd.	3,260,000	3,280
	ZTE Corp.	872,400	3,224
	Sinochem Hong Kong
	Holdings Ltd.	8,752,000	3,043
	Weiqiao Textile Co. Ltd.	2,216,863	3,037
	COFCO International Ltd.	3,342,332	2,968
	China Travel International	13,085,578	2,956
	Sinotrans Ltd.	8,133,880	2,777
	Beijing Enterprises
	Holdings Ltd.	1,376,000	2,756
	China Shipping

	Container Lines Co. Ltd.	10,927,347	2,650
	Huadian Power
	International Corp. Ltd.	7,792,000	2,620
	Tsingtao Brewery Co., Ltd.	1,800,000	2,498
	Shanghai Forte
	Land Co., Ltd.	5,604,000	2,465
	Shenzhen Investment Ltd.	5,887,000	2,307
	Shenzhen
	Expressway Co. Ltd.	4,026,000	2,263
	Global Bio-chem
	Technology Group Co. Ltd.	7,576,000	2,216
*	China Southern
	Airlines Co. Ltd.	6,708,208	2,209
*	BYD Co. Ltd.	815,576	2,194
	Fu Ji Food &
	Catering Services	1,169,000	2,049
	Travelsky Technology Ltd.	1,528,000	2,001
*	Brilliance China Automotive
	Holdings Ltd.	12,837,000	1,986
	Guangdong Electric Power
	Development Co., Ltd.	3,496,867	1,834
	Zhejiang Southeast
	Electric Power Co., Ltd.	4,075,991	1,826
	Weichai Power Co., Ltd.
	Class H	752,920	1,803
*	China Eastern
	Airlines Corp. Ltd.	8,606,000	1,509
*	Sinopec Yizheng
	Chemical Fibre Co., Ltd.	7,322,000	1,400
*	TCL International
	Holdings Ltd.	8,339,000	793
			1,060,267
Colombia (0.1%)
	Bancolombia SA ADR	438,697	13,411

Czech Republic (0.8%)
	Ceske Energeticke
	Zavody a.s.	1,111,799	43,949
	Komercni Banka a.s.	82,204	12,777
*	Central European Media
	Enterprises Ltd.	139,700	10,316
	Zentiva NV	160,016	9,136
	Cesky Telecom a.s.	346,060	7,265
*	Unipetrol a.s.	433,883	4,050
	Philip Morris CR a.s.	3,518	1,863
			89,356
Egypt (0.5%)
	Orascom Telecom
	Holding SAE GDR	636,364	35,713
	Orascom Construction
	Industries GDR	233,741	20,431
			56,144
Hungary (1.1%)

OTP Bank Rt.	1,424,533	49,942
MOL Hungarian Oil and
Gas Nyrt.	393,209	38,994
Richter Gedeon Rt.	87,282	18,259

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
*	Magyar Tavkozlesi Rt.	2,067,225	9,621
	BorsodChem Rt.	378,428	5,388
			122,204
India (6.8%)
	Infosys Technologies Ltd.	2,244,225	104,300
	Reliance Industries Ltd.	3,215,701	87,408
	ICICI Bank Ltd.	2,104,327	36,212
	Housing Development
	Finance Corp. Ltd.	954,174	30,931
*	Reliance Communication
	Ventures	3,379,237	28,360
	Oil and
	Natural Gas Corp. Ltd.	1,320,335	23,875
	ITC Ltd.	5,466,976	23,022
	HDFC Bank Ltd.	1,026,573	22,919
	Satyam Computer
	Services Ltd.	2,225,918	21,689
	Hindustan Lever Ltd.	3,874,322	20,057
	ICICI Bank Ltd. ADR	555,172	19,514
	Tata Motors Ltd.	976,444	17,902
	Bharat Heavy
	Electricals Ltd.	295,103	15,818
	Tata Consultancy
	Services Ltd.	639,134	15,397
	Larsen & Toubro Ltd.	524,890	15,260
	Mahindra & Mahindra Ltd.	710,644	12,309
	Wipro Ltd.	973,109	11,626
	Grasim Industries Ltd.	179,499	10,934
	Hindalco Industries Ltd.	2,444,519	10,224
	Bajaj Auto Ltd.	152,403	9,281
	Cipla Ltd.	1,585,273	9,205
	Dr. Reddy’s
	Laboratories Ltd.	482,605	8,029
	Maruti Udyog Ltd.	348,119	7,468
	Reliance Capital Ltd.	560,144	7,259
	Tata Iron and Steel Co. Ltd.	664,220	7,219
	Gujarat Ambuja
	Cements Ltd.	2,724,113	7,090
*	Zee Telefilms Ltd.	1,046,736	7,002
	I-Flex Solutions Ltd.	207,712	6,968
	Gail India Ltd.	1,218,226	6,912
	Hero Honda Motors Ltd.	401,024	6,733
	Ranbaxy Laboratories Ltd.	729,458	6,455
	Reliance Energy Ltd.	535,114	5,721
	Associated
	Cement Cos. Ltd.	261,627	5,608
	Siemens India Ltd.	203,146	5,468
	UTI Bank Ltd.	560,706	5,415
	Indiabulls Financial
	Services Ltd.	565,533	5,302

State Bank of India	214,796	5,215
Sun Pharmaceutical
Industries Ltd.	240,301	4,830
Indian Hotels Co. Ltd.	1,530,060	4,803
Kotak Mahindra Bank	570,335	4,386
Tata Power Co. Ltd.	347,779	4,166
ABB (India) Ltd.	51,168	4,044
Bharat Forge Ltd.	501,087	3,979
* Bharat Petroleum Corp. Ltd.	377,935	3,359
Ultratech Cemco Ltd.	162,052	3,167
Hindustan
Petroleum Corp., Ltd.	419,185	3,015
Jaiprakash Associates Ltd.	229,393	2,959
Nestle India Ltd.	120,655	2,820
Mahanagar Telephone
Nigam Ltd.	899,061	2,804
GlaxoSmithKline
Pharmaceuticals
(India) Ltd.	105,701	2,698
Videsh Sanchar Nigam Ltd.	274,114	2,675
Jindal Steel & Power Ltd.	64,878	2,593
Indian
Petrochemicals Corp., Ltd.	400,102	2,581
Bajaj Hindusthan Ltd.	364,962	2,520
Infrastructure Development
Finance Co., Ltd.	1,405,789	2,451
Tata Tea Ltd.	143,237	2,431
Bank of Baroda	382,116	2,363
Glenmark
Pharmaceuticals Ltd.	249,638	2,306
Asian Paints (India) Ltd.	150,279	2,228
Bharat Electronics Ltd.	84,448	2,076
Satyam Computer
Services Ltd. ADR	84,720	1,873
Ashok Leyland Ltd.	1,911,109	1,861
HDFC Bank Ltd. ADR	26,095	1,807
Colgate-Palmolive
(India) Ltd.	174,910	1,610
State Bank of India GDR	25,368	1,596
Matrix Laboratories Ltd.	240,811	1,397
Moser Baer India Ltd.	268,276	1,389
Nicholas Piramal India Ltd.	269,168	1,343
Jet Airways (India) Ltd.	98,118	1,294
Biocon Ltd.	129,817	1,049
^Wipro Ltd. ADR	65,077	948
Arvind Mills Ltd.	627,487	862
Britannia Industries Ltd.	31,078	788
^Dr. Reddy’s
Laboratories Ltd. ADR	44,792	753
^Videsh Sanchar
Nigam Ltd. ADR	18,889	387
Mahanagar Telephone
Nigam Ltd. ADR	51,544	335

Infosys
Technologies Ltd. ADR	5,765	300
		740,953
Indonesia (1.6%)
PT Telekomunikasi
Indonesia Tbk	51,496,819	47,182
PT Bank Central Asia Tbk	31,334,760	15,954

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	PT Astra International Tbk	10,448,612	15,313
	PT Bank Rakyat
	Indonesia Tbk	28,022,500	15,032
	PT Perusahaan Gas
	Negara Tbk	9,266,892	11,556
	PT Bank Mandiri Tbk	30,729,340	9,155
	PT Bumi Resources Tbk	89,595,300	7,555
	PT Indonesian
	Satellite Corp. Tbk	12,489,763	7,139
	PT Bank Danamon Tbk	8,868,902	5,780
	PT United Tractors Tbk	6,675,166	4,781
	PT Unilever Indonesia Tbk	8,054,000	4,228
*	PT Kalbe Farma Tbk	23,901,196	3,556
	PT Indofood Sukses
	Makmur Tbk	22,591,452	3,285
	PT Gudang Garam Tbk	3,030,600	3,267
	PT Indocement Tunggal
	Prakarsa Tbk (Local)	4,890,000	2,674
	PT Aneka Tambang Tbk	3,500,815	2,658
	PT Semen Gresik Tbk	766,732	2,441
	PT Berlian Laju Tanker Tbk	11,873,500	2,431
	PT International Nickel
	Indonesia Tbk	770,900	2,218
	PT Bank International
	Indonesia Tbk	98,792,500	2,210
*	PT Bank Indonesia Tbk	40,345,155	2,205
	PT Astra Agro Lestari Tbk	2,051,180	2,190
*	PT Energi Mega
	Persada Tbk	22,848,613	1,299
	PT Ramayana Lestari
	Sentosa Tbk	12,943,120	1,189
*	PT Bank Pan Indonesia Tbk
	Warrants Exp. 7/10/09	7,066,431	136
			175,434
Israel (2.8%)
	Teva Pharmaceutical
	Industries Ltd.	3,547,700	117,195
	Bank Hapoalim Ltd.	4,896,999	24,454
	Bank Leumi Le-Israel	4,476,217	18,549
	Israel Chemicals Ltd.	3,149,386	17,962
*	Check Point Software
	Technologies Ltd.	747,341	15,485
	Makhteshim-Agan
	Industries Ltd.	1,546,435	7,763
*	NICE Systems Ltd.	249,296	7,681
*	M-Systems Flash Disk
	Pioneers Ltd.	201,125	7,339
	Bezeq Israeli

	Telecommunication
	Corp., Ltd.	5,291,206	7,214
	Elbit Systems Ltd.	199,986	6,306
	United Mizrahi Bank Ltd.	804,379	5,484
*	Israel Discount Bank Ltd.	2,575,778	5,317
	Africa-Israel
	Investments Ltd.	63,645	4,500
*	Syneron Medical Ltd.	166,143	4,275
	Partner
	Communications Co. Ltd.	364,516	3,901
*	Orbotech Ltd.	148,283	3,581
*^ Given Imaging Ltd.		186,998	3,890
*	Aladdin Knowledge
	Systems	214,411	3,829
*	Alvarion Ltd.	513,554	3,811
	IDB Development Corp. Ltd.	106,902	3,314
	The Israel Corp. Ltd.	7,094	3,306
*	Super Sol Ltd.	711,752	2,669
	Clal Insurance Enterprise
	Holdings Ltd.	116,078	2,668
	Discount
	Investment Corp. Ltd.	99,597	2,592
	Lipman Electronic
	Engineering Ltd.	103,054	2,576
	Harel Insurance
	Investments Ltd.	46,490	2,287
	Clal Industries and
	Investments Ltd.	403,778	2,207
	Migdal Insurance
	Holdings Ltd.	1,534,950	2,125
*	ECI Telecom Ltd.	206,739	1,534
*^ Audiocodes Ltd.		174,761	1,936
	Tadiran Communications
	Industries	47,197	1,800
*	Koor Industries Ltd.	36,545	1,771
*	Radware Ltd.	111,951	1,634
*	Retalix Ltd.	89,331	1,366
	Strauss-Elite Ltd.	120,342	1,185
			303,506
Malaysia (2.7%)
	Malayan Banking Bhd.	9,658,300	29,608
	Bumiputra-Commerce
	Holdings Bhd.	11,469,000	21,645
	IOI Corp. Bhd.	3,375,600	15,881
	Tenaga Nasional Bhd.	5,262,900	14,401
	Malaysia International
	Shipping Corp., Bhd.
	(Foreign)	5,838,800	14,060
	Sime Darby Bhd.	8,005,400	13,473
	Genting Bhd.	1,800,300	13,182
	Maxis
	Communications Bhd.	4,218,200	10,331
	Telekom Malaysia Bhd.	4,304,900	10,310

Public Bank Bhd.	5,359,200	10,050
British American
Tobacco Bhd.	763,800	8,833
Malakoff Bhd.	3,034,700	8,183
Resorts World Bhd.	2,370,900	7,721
PLUS Expressways Bhd.	7,245,600	5,709
AMMB Holdings Bhd.	7,283,300	5,321
Kuala Lumpur Kepong Bhd.	1,473,700	4,716
Petronas Gas Bhd.	1,909,100	4,656

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	YTL Corp., Bhd.	3,024,200	4,551
	Hong Leong Bank Bhd.	2,985,200	4,291
	Tanjong Public Limited Co.	1,276,300	4,226
	Berjaya Sports Toto Bhd.	3,258,800	4,084
	Astro All Asia
	Networks PLC	2,850,000	3,883
	Golden Hope
	Plantations Bhd.	2,813,600	3,773
	IJM Corp. Bhd.	2,228,600	3,750
	PPB Group Bhd.	2,779,200	3,485
	Shell Refining Co.
	Malaysia Bhd.	1,050,800	3,049
	Gamuda Bhd.	2,720,400	2,947
	Bursa Malaysia Bhd.	1,715,300	2,788
	Star Publications Bhd.	2,818,500	2,591
	Magnum Corp., Bhd.	4,143,300	2,573
	UMW Holdings
	Malaysia Bhd.	1,287,400	2,572
	SP Setia Bhd.	2,323,400	2,494
	RHB Capital Bhd.	3,076,800	2,465
	Petronas Dagangan Bhd.	1,867,800	2,309
	Transmile Group Bhd.	618,800	2,151
*	Kurnia Asia Bhd	6,346,700	2,085
	Pos Malaysia &
	Services Holding Bhd.	1,485,100	2,015
	Proton Holdings Bhd.	1,457,500	1,898
	Lafarge Malayan
	Cement Bhd.	6,955,500	1,827
*	Airasia Bhd.	3,959,900	1,625
	Guinness Anchor Bhd.	923,000	1,591
	Highlands & Lowlands Bhd.	1,182,600	1,501
	Road Builder Holdings Bhd.	1,883,400	1,499
	IOI Properties Bhd.	630,800	1,484
	IGB Corp., Bhd.	3,172,000	1,302
	KLCC Property
	Holdings Bhd.	2,028,200	1,299
	Media Prima Bhd.	2,334,700	1,297
*	Mulpha International Bhd.	3,627,800	1,289
	Hong Leong Financial
	Group Bhd.	1,004,400	1,287
	Malaysia Mining Corp., Bhd.	1,469,500	1,271
*	Malaysian Airline
	System Bhd.	1,209,400	1,152
	DRB-Hicom Bhd.	2,888,800	1,114
	Malaysian Pacific
	Industries Bhd.	405,000	1,097
	Malaysian Bulk Carriers Bhd.	1,157,400	849
*	Malaysian

	Resources Corp., Bhd.	3,713,800	842
	Tan Chong Motor
	Holdings Bhd.	2,105,400	760
	Scomi Group Bhd.	2,878,500	693
*	Multi-Purpose
	Holdings Bhd.	2,761,500	687
	TA Enterprise Bhd.	3,198,600	620
			287,146
Mexico (6.5%)
	America Movil SA de CV	94,173,446	201,799
*	Cemex SA CPO	34,737,520	107,007
	Telefonos de Mexico SA	50,347,995	66,670
	Grupo Televisa SA CPO	11,879,629	58,717
	Wal-Mart de Mexico SA	16,534,012	57,570
	Fomento Economico
	Mexicano UBD	3,819,069	36,961
	Grupo Financerio
	Banorte SA de CV	7,552,461	27,188
	Grupo Mexico SA de CV	5,727,752	20,013
	Grupo Modelo SA	3,049,862	14,664
	Grupo Carso SA de
	CV Series A1	3,570,882	11,962
	Kimberly Clark de
	Mexico SA de CV
	Series A	2,771,781	11,588
	Alfa SA de CV Series A	1,938,180	10,786
*	Corporacion
	GEO, SA de CV	2,194,721	10,142
	Grupo Bimbo SA	2,038,756	8,160
	Grupo Aeroportuario del
	Pacifico SA ADR	200,593	7,570
*	Empresas ICA SA de C.V.	2,066,022	7,084
	Coca-Cola Femsa SA de CV	1,739,569	5,966
*	Desarrolladora Homex
	SA de C.V.	758,999	5,597
	Grupo Aeroportuario del
	Sureste SA de CV	1,471,215	5,585
	Industrias Penoles SA
	Series CP	647,764	5,356
	Consorcio ARA SA de CV	851,087	4,820
	Controladora Comercial
	Mexicana SA de CV
	(Units)	2,332,735	4,739
*	URBI Desarrollos Urbanos
	SA de CV	1,406,593	4,308
	TV Azteca SA CPO	6,121,423	4,289
*	Carso Infraestructura y
	Construccion, SA	4,781,036	3,603
	Grupo Aeroportuario del
	Pacifico SA	347,690	1,312
*	Cemex SA de CV ADR	12,200	375
			703,831
Peru (0.5%)

Southern Peru Copper Corp.
(U.S. Shares)	259,084	13,312
Credicorp Ltd.	260,555	11,074
Southern Peru Copper Corp.	200,822	10,393
Compania de Minas
Buenaventura S.A.u	393,717	10,168
Minsur SA	2,101,577	3,727

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	Volcan Compania
	Minera SA	1,773,392	3,090
	Compania de Minas
	Buenaventura S.A.u. ADR	65,047	1,681
	Credicorp Ltd.	7,858	332
			53,777
Philippines (0.6%)
	Philippine Long Distance
	Telephone Co.	273,424	13,056
	Bank of Philippine Islands	5,562,273	6,909
	Ayala Land, Inc.	22,329,671	6,822
	SM Investments Corp.	1,014,327	5,696
	Ayala Corp.	534,279	5,247
	San Miguel Corp. Class B	2,988,415	4,464
	SM Prime Holdings, Inc.	20,342,799	3,710
	Globe Telecom, Inc.	140,789	3,162
	Metropolitan Bank &
	Trust Co.	3,192,341	3,007
	Jollibee Foods Corp.	3,341,843	2,646
*	Banco De Oro	1,954,491	1,689
	Megaworld Corp.	31,382,695	1,473
	First Philippine
	Holdings Corp.	1,251,003	1,315
*	Manila Electric Co.	1,895,393	1,197
	Petron Corp.	10,381,950	864
*	Filinvest Land, Inc.	24,165,647	832
			62,089
Poland (1.8%)
	Bank Polska Kasa Opieki
	Grupa Pekao SA	387,325	26,151
	Polski Koncern Naftowy SA	1,648,845	26,060
	Powszechna Kasa
	Oszczednosci Bank
	Polski SA	2,065,266	26,059
	Telekomunikacja Polska SA	3,332,777	24,518
	KGHM Polska Miedz SA	567,623	20,463
	Bank Przemyslowo
	Handlowy PBK SA	45,406	13,015
	Bank Zachodni WBK SA	127,825	8,700
*	Globe Trade Centre SA	662,098	7,276
	Polish Oil & Gas	6,609,561	6,773
*	Bank Rozwoju Eksportu SA	54,508	5,220
*	TVN SA	128,063	4,849
	Grupa Kety SA	61,465	3,995
	Mondi Packaging Paper
	Swieci SA	92,206	2,804
	Polska Grupa
	Farmaceutyczna	102,299	2,535
*	Budimex SA	101,353	2,437

	Orbis SA	144,475	2,427
	Prokom Software SA	60,068	2,376
	Agora SA	225,686	2,124
	Computerland SA	59,052	1,943
	Debica SA	53,849	1,252
*	Boryszew SA	109,625	1,036
	Softbank SA	69,082	928
			192,941
Russia (10.4%)
	OAO Gazprom ADR	12,356,409	524,373
	Lukoil Sponsored ADR	2,476,521	201,811
	Mining and Metallurgical
	Company Norilsk
	Nickel ADR	438,113	64,731
*	Mobile TeleSystems ADR	1,322,326	58,288
	Surgutneftegaz OJSC ADR	874,887	55,164
	RAO Unified Energy
	System GDR	490,640	36,945
*	OAO
	Vimpel-Communications
	Sponsored ADR	547,944	36,159
	Tatneft ADR	377,239	34,974
	NovaTek OAO GDR	451,675	26,396
*^ Polyus Gold ADR		490,968	23,370
	Sistema JSFC GDR	566,175	15,004
	^Rostelecom ADR	424,855	12,937
	Novolipetsk Steel GDR	613,608	12,892
	Comstar United
	Telesystems GDR	1,308,433	9,088
	Wimm-Bill-Dann
	Foods ADR	178,459	7,522
	Mechel OAO ADR	211,982	4,706
			1,124,360
South Africa (8.2%)
	Sasol Ltd.	3,012,503	103,220
	Standard Bank Group Ltd.	6,223,591	72,973
	MTN Group Ltd.	6,527,267	59,241
	Impala Platinum
	Holdings Ltd.	309,617	54,262
	Gold Fields Ltd.	2,548,297	42,252
	FirstRand Ltd.	14,480,774	37,727
	Anglo Platinum Ltd.	327,234	34,929
	AngloGold Ltd.	750,198	31,739
	Sanlan Ltd.	12,125,821	28,755
*	Harmony Gold
	Mining Co., Ltd.	1,834,151	28,196
	Naspers Ltd.	1,438,906	25,952
	Telkom South Africa Ltd.	1,382,948	25,546
	Barloworld Ltd.	1,124,676	21,704
	Bidvest Group Ltd.	1,268,943	20,991
	Nedbank Group Ltd.	1,174,244	19,344
	Imperial Holdings Ltd.	893,826	17,889
	Tiger Brands Ltd.	778,606	16,112

Sappi Ltd.	1,051,644	14,937
Steinhoff International
Holdings Ltd.	4,292,673	13,960
Edgars Consolidated
Stores Ltd.	2,792,236	13,887

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	Network Healthcare
	Holdings Ltd.	7,264,567	12,298
	Mittal Steel
	South Africa Ltd.	975,862	11,639
	Reunert Ltd.	1,035,163	11,072
	African Bank
	Investments Ltd.	2,977,476	11,070
	Investec Ltd.	982,550	9,859
	Aveng Ltd.	2,268,913	9,582
	JD Group Ltd.	914,641	9,486
	Murray &
	Roberts Holdings Ltd.	1,764,103	9,087
	Massmart Holdings Ltd.	1,087,796	8,735
	Woolworths Holdings Ltd.	4,044,727	8,652
	Truworths International Ltd.	2,471,967	8,619
	Shoprite Holdings Ltd.	2,234,189	8,157
	Foschini Ltd.	1,054,751	7,576
	Nampak Ltd.	2,673,637	6,987
	Aspen Pharmacare
	Holdings Ltd.	1,489,831	6,760
	Kumba Resources Ltd.	318,310	6,092
	Liberty Group Ltd.	595,206	6,005
	Pretoria Portland
	Cement Co., Ltd.	103,466	5,329
	Ellerine Holdings Ltd.	540,593	5,190
	Metropolitan Holdings Ltd.	2,889,383	5,028
	Spar Group Ltd.	877,162	4,740
	Pick’n Pay Stores Ltd.	1,127,725	4,610
	Allan Gray Property Trust	5,364,709	4,212
	Alexander Forbes Ltd.	1,995,400	4,073
	AVI Ltd.	1,618,213	3,796
	Lewis Group Ltd.	477,140	3,628
	Tongaat-Hulett Group Ltd.	270,184	3,479
	Consol Ltd.	1,613,250	3,454
	Grindrod Ltd.	1,706,450	3,398
*	Super Group Ltd.	1,793,425	2,911
			889,140
South Korea (16.7%)
	Samsung
	Electronics Co., Ltd.	557,547	361,049
	Kookmin Bank	1,609,751	127,642
	POSCO	307,497	86,000
	Hyundai Motor Co. Ltd.	783,512	63,589
	Samsung
	Electronics Co., Ltd. Pfd.	111,053	53,817
	Korea Electric Power Corp.	1,271,351	49,009
	Shinhan Financial
	Group Ltd.	1,017,152	47,012
	SK Corp.	570,405	41,875

	Shinsegae Co., Ltd.	72,187	41,584
	SK Telecom Co., Ltd.	173,833	37,649
	KT & G Corp.	583,862	36,062
	Hyundai Heavy
	Industries Co., Inc.	232,436	34,132
[2] Samsung
	Electronics Co., Ltd. GDR	95,247	30,827
	KT Corp.	673,824	30,588
	LG Electronics Inc.	481,087	29,066
	Samsung Fire &
	Marine Insurance Co.	186,571	28,888
	Hyundai Mobis	283,050	27,626
	Hana Financial Group Inc.	596,672	27,465
	Samsung Heavy
	Industries Co. Ltd.	884,820	23,685
	Samsung Corp.	678,810	22,625
*	POSCO ADR	291,232	20,538
*	NHN Corp.	190,522	18,871
	Lotte Shopping Co., Ltd.	45,775	17,338
	Daewoo Engineering &
	Construction Co., Ltd.	769,965	16,651
	S-Oil Corp.	243,548	16,602
	Hyundai Development Co.	321,070	16,170
	Korea Telecom Freetel	517,093	15,847
	Daewoo
	Shipbuilding & Marine
	Engineering Co., Ltd.	479,500	15,396
*	LG. Philips LCD Co., Ltd.	478,174	15,199
	Kia Motors	984,880	14,887
	Samsung
	Securities Co. Ltd.	267,909	14,469
	GS Engineering &
	Construction Corp.	178,881	13,899
	Samsung SDI Co. Ltd.	177,059	12,765
*	Samsung
	Electro-Mechanics Co.	299,420	12,692
*	Hyundai Engineering &
	Construction Co., Ltd.	227,048	12,679
	Kangwon Land Inc.	555,848	10,756
	CJ Corp.	94,724	10,692
	Daewoo Securities Co., Ltd.	571,690	10,592
	Daegu Bank	628,945	10,391
	Daelim Industrial Co.	130,818	9,993
	Cheil Industrial, Inc.	234,510	9,755
	Hyundai Motor Co.	196,697	9,278
	Woori Investment &
	Securities Co., Ltd.	464,919	9,248
	LG Chem Ltd.	226,042	9,201
	Samsung Techwin Co., Ltd.	231,564	9,124
*	Kookmin Bank-Spon ADR	112,894	8,959
	Korea Investment
	Holdings Co., Ltd.	185,520	8,861
	Pusan Bank	667,695	8,563

	Daewoo International Corp.	214,247	8,287
	Hyundai Mipo
	Dockyard Co., Ltd.	60,144	7,972
	Hankook Tire Co. Ltd.	530,920	7,648
*	Amorepacific Corp.	14,236	7,373
	Samsung
	Engineering Co., Ltd.	160,391	7,336

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	Hanjin Shipping Co., Ltd.	269,590	7,287
	SK Telecom Co. Ltd. ADR	298,536	7,189
	Kumkang Korea
	Chemical Co., Ltd.	23,728	6,946
	Hyundai Securities Co.	558,769	6,929
	Korea Zinc Co., Ltd.	61,481	6,778
	Hanjin Heavy
	Industries Co. Ltd.	227,520	6,722
	Yuhan Corp.	39,543	6,642
*	Korea Exchange Bank	484,860	6,457
	Korean Air Co. Ltd.	178,658	6,340
	Hyundai Department
	Store Co., Ltd.	73,788	6,171
	LG International Corp.	272,660	6,146
	Hite Brewery Co., Ltd.	48,114	5,713
	Doosan Infracore Co., Ltd.	294,940	5,675
	Woongjin Coway Co., Ltd.	204,259	5,357
*	Tong Yang Investment Bank	419,305	5,065
	LG Household &
	Health Care Ltd.	54,820	5,054
	Mirae Asset
	Securities Co., Ltd.	74,551	4,917
*	Hyundai Autonet Co., Ltd.	464,882	4,828
	ORION Corp.	17,785	4,809
	Lotte
	Confectionery Co., Ltd.	3,919	4,757
*	NCsoft Corp.	71,411	4,678
	Hyundai Marine &
	Fire Insurance Co., Ltd.	358,656	4,640
	Daishin Securities Co.	203,737	4,599
	Honam Petrochemical Corp.	71,930	4,504
	Nong Shim Co. Ltd.	15,919	4,323
*	Shinhan Financial
	Group Co., Ltd. ADR	46,148	4,264
	Dongbu Insurance Co., Ltd.	177,165	4,217
	Korean Reinsurance Co.	365,538	4,129
	S1 Corp.	95,300	4,099
	LS Cable Ltd.	96,930	4,070
	Cheil Communications Inc.	18,427	4,054
	Lotte Chilsung

	Beverage Co., Ltd.	3,102	3,911
	Dongkuk Steel Mill Co., Ltd.	197,710	3,731
	Hanwha Chemical Corp.	316,040	3,545
	Korea Electric Power Corp.
	ADR	175,702	3,475
	Hanmi Pharm Co., Ltd.	30,594	3,438
	LG Petrochemical Co., Ltd.	139,710	3,328
	LG Electronics Inc.	88,571	3,103
*	Asiana Airlines	451,233	3,042
*	Daum
	Communications Corp.	51,268	3,030
	Poongsan Corp.	117,080	2,576
*	Hyosung Corp.	117,513	2,484
	Samsung Fine
	Chemicals Co., Ltd.	87,110	2,224
	KT Corp. ADR	96,903	2,169
	Dae Duck Electronics Co.	190,093	1,653
	Pacific Corp.	10,547	1,466
			1,808,756
Taiwan (12.4%)[1]
	Taiwan Semiconductor
	Manufacturing Co., Ltd.	97,652,669	178,659
	Hon Hai Precision
	Industry Co., Ltd.	20,100,108	130,018
	Cathay Financial
	Holding Co.	27,507,431	53,321
	United
	Microelectronics Corp.	82,728,485	45,876
	High Tech Computer Corp.	1,528,720	37,846
	MediaTek Inc.	3,877,240	37,747
	China Steel Corp.	41,739,482	36,900
	Nan Ya Plastic Corp.	25,266,291	36,444
	AU Optronics Corp.	24,826,403	33,459
	Chunghwa
	Telecom Co., Ltd.	19,519,920	33,400
	Asustek Computer Inc.	12,610,663	30,614
	Mega Financial
	Holding Co. Ltd.	42,890,224	30,276
	Formosa Plastic Corp.	20,417,289	30,009
	Chinatrust Financial
	Holding	30,791,185	22,318
	Formosa Chemicals &
	Fibre Corp.	14,084,276	21,430
	Formosa
	Petrochemical Corp.	10,180,000	19,916
	Acer Inc.	10,975,270	19,884
	Delta Electronics Inc.	6,897,369	19,482
	Chi Mei
	Optoelectronics Corp.	17,860,718	18,450
	China Development
	Financial Holding Corp.	43,898,274	17,077
	Foxconn
	Technology Co., Ltd.	1,635,090	15,928

	Fubon Financial
	Holding Co., Ltd.	17,794,100	14,489
	First Financial
	Holding Co., Ltd.	21,005,707	14,387
*	Advanced Semiconductor
	Engineering Inc.	15,172,670	13,939
	SinoPac Holdings	27,052,214	13,673
	Compal Electronics Inc.	15,816,743	13,230
	Siliconware Precision
	Industries Co.	10,356,218	13,156
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	1,299,800	12,608
	Catcher
	Technology Co., Ltd.	1,440,806	12,418
	Quanta Computer Inc.	8,301,180	12,291

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
	Taiwan Cellular Corp.	12,193,360	12,157
*	Chang Hwa
	Commercial Bank	19,335,094	11,992
*	Taishin Financial Holdings	23,229,678	11,890
	Uni-President
	Enterprises Co.	13,193,590	11,741
	Hau Nan Financial
	Holdings Co., Ltd.	16,502,695	10,686
	Largan Precision Co., Ltd.	494,538	9,822
	Novatek Microelectronics
	Corp., Ltd.	2,056,485	9,722
	Far Eastern Textile Ltd.	12,058,173	9,127
	E.Sun Financial
	Holding Co., Ltd.	14,280,637	8,987
	Yuanta Core Pacific
	Securities Co.	12,822,300	8,974
	Lite-On Technology Corp.	7,199,868	8,697
	Pou Chen Corp.	9,134,646	7,824
	Taiwan Cement Corp.	8,706,988	6,867
*	Walsin Lihwa Corp.	13,159,970	6,347
	Nan Ya Printed Circuit
	Board Corporation	963,000	6,205
*	Tatung Co., Ltd.	16,876,000	5,877
	Asia Cement Corp.	6,999,533	5,707
	Taiwan Fertilizer Co., Ltd.	3,448,000	5,597
*	Chunghwa Picture
	Tubes, Ltd.	28,889,331	5,509
*	BENQ Corp.	10,521,692	5,219

*	Winbond Electronics Corp.	16,696,000	5,062
	President Chain Store Corp.	2,297,985	5,055
	Inventec Co., Ltd.	6,912,535	4,982
	Mitac International Corp.	4,701,634	4,912
	Premier Image
	Technology Corp.	2,548,149	4,815
*	Macronix
	International Co., Ltd.	13,929,486	4,667
	Yulon Motor Co., Ltd.	4,693,676	4,649
	Realtek
	Semiconductor Corp.	3,469,103	4,606
	Shin Kong
	Financial Holdings Co.	5,086,856	4,494
*	CMC Magnetics Corp.	14,512,700	4,313
*	Yageo Corp.	11,486,520	4,209
	Cheng Uei Precision
	Industry Co., Ltd.	1,192,814	4,122
	Eternal Chemical Co., Ltd.	2,305,871	3,695
	Wintek Corp.	4,275,607	3,631
*	HannStar Display Corp.	24,314,132	3,630
	Asia Optical Co., Inc.	848,330	3,605
	Ya Hsin Industrial Co., Ltd.	4,647,018	3,600
	D-Link Corp.	3,197,195	3,549
	Advantech Co., Ltd.	1,265,622	3,523
*	Polaris Securities Co., Ltd.	8,088,502	3,473
*	Via Technologies Inc.	4,689,379	3,436
	^United Microelectronics
	Corp. ADR	1,104,419	3,346
	Teco Electric &
	Machinery Co., Ltd.	8,448,000	3,300
	Synnex Technology
	International Corp.	3,556,028	3,247
	Cheng Shin Rubber
	Industry Co., Ltd.	3,173,555	3,059
	Compal
	Communications, Inc.	899,800	3,051
	Evergreen Marine Corp.	5,281,879	3,034
	Yang Ming Marine
	Transport	5,941,985	3,026
	China Motor Co., Ltd.	3,483,028	2,983
	Phoenix Precision
	Technology Corp.	2,808,584	2,980
*	Fuhwa Financial
	Holdings Co., Ltd.	6,566,754	2,880
*	Cathay Construction Corp.	4,720,779	2,879
	Wan Hai Lines Ltd.	5,178,370	2,848
*	China Airlines	6,349,082	2,748
*	Ritek Corp.	11,268,194	2,691
	U-Ming Marine
	Transport Corp.	2,238,600	2,622
	Fu Sheng
	Industrial Co., Ltd.	3,106,887	2,614
	EVA Airways Corp.	6,411,879	2,527

	AU Optronics Corp. ADR	184,869	2,511
	Taiwan Glass
	Industrial Corp.	3,434,207	2,502
	Formosa Taffeta Co., Ltd.	4,512,868	2,421
	Waterland Financial
	Holdings	7,740,000	2,313
	Yuen Foong Yu Paper
	Manufacturing Co., Ltd.	6,125,172	2,283
	Inventec Appliances Corp.	1,011,900	2,280
	Chunghwa
	Telecom Co., Ltd. ADR	123,619	2,261
	Zyxel
	Communications Corp.	1,943,554	2,205
	Gigabyte
	Technology Co., Ltd.	3,012,626	2,180
*	Compeq
	Manufacturing Co., Ltd.	4,935,750	2,112
	Taiwan Secom Corp., Ltd.	1,276,846	2,012
	Yieh Phui Enterprise	4,976,487	2,005
	Micro-Star
	International Co., Ltd.	3,640,797	1,954
	Kinpo Electronics, Inc.	5,427,477	1,948
	Phoenixtec Power Co., Ltd.	1,847,430	1,945
	Giant
	Manufacturing Co., Ltd.	1,049,270	1,640
	Oriental Union
	Chemical Corp.	2,629,016	1,564

Emerging Markets Stock Index Fund

			Market
			Value•
		Shares	($000)
*	Accton Technology Corp.	2,812,116	1,462
*	Optimax Technology Corp.	2,174,220	1,455
	Nien Made
	Enterprise Co., Ltd.	1,490,800	1,272
*	^Advanced Semiconductor
	Engineering Inc. ADR	274,957	1,254
	^Siliconware Precision
	Industries Co. ADR	157,967	1,019
			1,338,653
Thailand (1.7%)
	PTT Public Co., Ltd.
	(Foreign)	4,458,372	26,954
	PTT Exploration &
	Production Public Co. Ltd.
	(Foreign)	6,085,130	18,063
	Bangkok Bank
	Public Co. Ltd. (Foreign)	4,884,672	15,950
	Kasikornbank Public Co. Ltd.

	(Foreign)	5,998,036	11,709
	Advanced Info Service
	Public Co. Ltd. (Foreign)	4,655,840	11,446
	Siam Cement
	Public Co. Ltd. (Foreign)	1,550,740	11,215
	Siam Commercial Bank
	Public Co. Ltd. (Foreign)	4,516,491	8,056
	Bangkok Bank
	Public Co. Ltd. (Local)	1,839,944	5,750
	Krung Thai Bank
	Public Co. Ltd. (Foreign)	14,677,192	5,196
	Kasikornbank
	Public Co., Ltd. (Local)	2,631,600	4,932
	Siam Cement
	Public Co. Ltd. (Local)	685,990	4,514
	Airports of Thailand
	Public Co. Ltd. (Foreign)	2,319,300	4,169
*	Rayong Refinery PCL
	(Foreign)	6,845,000	3,598
	Thai Airways International
	Public Co. Ltd.	2,670,200	3,490
	Banpu Public Co. Ltd.
	(Foreign)	753,211	3,282
	PTT Chemical PCL
	(Foreign)	1,458,315	3,078
	Land and Houses
	Public Co. Ltd. (Foreign)	11,347,700	2,667
	Siam City Cement
	Public Co. Ltd. (Foreign)	367,006	2,459
	Ratchaburi Electricity
	Generating Holding
	Public Co. Ltd.	2,117,100	2,393
	Glow Energy Public Co. Ltd.
	(Foreign)	2,844,900	2,382
	Land and Houses
	Public Co. Ltd. (Local)	10,625,500	2,353
	BEC World Public Co. Ltd.
	(Foreign)	4,681,830	2,321
*	True Corp. Public Co. Ltd.
	(Foreign)	10,099,300	2,310
	Charoen Pokphand Foods
	Public Co., Ltd. (Foreign)	16,837,212	2,274
	Central Pattana
	Public Co. Ltd. (Foreign)	3,613,400	2,155
	Hana Microelectronics
	Public Co. Ltd. (Foreign)	2,829,800	2,081
	C.P. 7-Eleven Public Co. Ltd.
	(Foreign)	11,259,800	1,978
	Thanachart Capital
	Public Co. Ltd. (Foreign)	3,830,930	1,586
	Electricity Generating
	Public Co. Ltd. (Foreign)	625,748	1,523
	Precious Shipping

	Public Co. Ltd. (Foreign)	1,257,954	1,490
	Italian-Thai Development
	Public Co. Ltd. (Foreign)	7,951,018	1,342
	Bangkok Expressway
	Public Co. Ltd. (Foreign)	1,992,400	1,275
	Delta Electronics (Thailand)
	Public Co. Ltd. (Foreign)	2,531,750	1,248
	Siam Makro Public Co. Ltd.
	(Foreign)	560,700	1,199
	The Aromatics (Thailand)
	PLC (Foreign)	1,249,600	1,191
*	Sahaviriya Steel Industries
	Public Co., Ltd.	35,104,600	1,119
	Kiatnakin Finance
	Public Co. Ltd. (Foreign)	1,158,600	1,002
	Kim Eng Securities
	Thailand Public Co. Ltd.
	(Foreign)	1,432,300	885
	Electricity Generating
	Public Co. Ltd. (Local)	333,300	816
	TISCO Finance
	Public Co. Ltd. (Foreign)	1,074,013	789
	Thai Union Frozen Products
	Public Co., Ltd. (Foreign)	896,150	610
	Thai Union Frozen Products
	Public Co. Ltd. (Local)	784,050	534
	Sino Thai Engineering &
	Construction PCL
	(Foreign)	2,822,100	438
	Tisco Bank Public Co., Ltd.
	(Local)	474,300	335
*	Rayong Refinery
	Public Co. Ltd. (Local)	496,600	261
	Advanced Info Service
	Public Co., Ltd. (Local)	78,400	192
	Krung Thai Bank
	Public Co. Ltd. (Local)	311,748	110

Emerging Markets Stock Index Fund

		Market
		Value•
	Shares	($000)
Banpu Public Co. Ltd.
(Local)	17,600	77
PTT Public Co., Ltd. (Local)	12,000	72
PTT Exploration and
Production Public Co. Ltd.
(Local)	14,800	44
Siam Commercial Bank

	Public Co. Ltd. (Local)	16,400	29
	Airports of Thailand
	Public Co. Ltd. (Local)	10,800	19
	Thai Airways International
	Public Co. Ltd. (Local)	12,800	17
*	True Corp. Public Co. Ltd.
	(Local)	58,000	13
	Charoen Pokphand Foods
	Public Co. Ltd. (Local)	96,800	13
	PTT Chemical PCL (Local)	6,000	13
	Thanachart Capital
	Public Co. Ltd. (Local)	28,000	12
	Italian-Thai Development
	Public Co. Ltd. (Local)	68,000	11
	Precious Shipping
	Public Co., Ltd. (Local)	9,600	11
	Aromatics (Thailand)
	Public Co. Ltd. (Local)	11,600	11
*	Sahaviriya Steel Industries
	Public Co. Ltd. (Local)	340,400	11
	Siam City Cement
	Public Co. Ltd. (Local)	1,600	11
	True Corp. Public Co. Ltd.
	Warrants Exp. 4/30/2010	1,020,789	—
			185,084
Turkey (1.7%)
	Akbank T.A.S.	4,046,098	22,771
	Turkiye Is Bankasi A.S.
	C Shares	3,473,463	22,257
	Turkiye Garanti Bankasi A.S.	4,849,733	17,592
	Tupras-Turkiye Petrol
	Rafinerileri A.S.	717,426	11,844
	Turkcell Iletisim
	Hizmetleri A.S.	2,080,212	11,208
	Haci Omer Sabanci
	Holding A.S.	2,524,771	10,548
	Turkiye Vakiflar Bankasi
	TAO	2,018,221	10,537
	Anadolu Efes Biracilik ve
	Malt Sanayii A.S.	281,592	7,659
*	Yapi ve Kredi Bankasi A.S.	3,428,084	6,513
*	Migros Turk A.S.	539,564	6,163
	Dogan Sirketler Grubu
	Holding A.S.	1,329,818	5,623
	Eregli Demir ve Celik
	Fabrikalari A.S.	976,509	5,589
*	Dogan Yayin Holding A.S.	1,107,044	4,189
*	KOC Holding A.S.	1,043,994	4,012
	Aksigorta A.S.	847,897	3,507
	Arcelik A.S.	532,994	3,405
*	Turk Sise ve
	Cam Fabrikalari A.S.	792,792	3,036
	Hurriyet Azteccilik ve

	Matbaacillik A.S.	999,647	2,837
*	Petkim Petrokimya
	Holding A.S.	709,652	2,709
	Tofas Turk Otomobil
	Fabrikasi A.S.	752,395	2,470
	Is Gayrimenkul Yatirim
	Ortakligi A.S.	1,203,478	2,364
	Ford Otomotiv Sanayi A.S.	303,520	2,125
*	Turk Hava Yollari Anonim
	Ortakligi	370,204	1,659
	Trakya Cam Sanayii A.S.	570,685	1,583
	Akcansa Cimento A.S.	293,824	1,575
	Cimsa Cemento Sanayi ve
	Ticaret A.S.	255,832	1,553
	Adana Cimento
	Sanayii T.A.S.	189,761	1,415
*	Aygaz A.S.	547,774	1,404
	Dogus Otomotiv Servis
	ve Ticaret A.S.	258,985	1,256
	Ulker Gida Sanayi ve
	Ticaret A.S.	409,179	1,159
	Alarko Holdings A.S.	324,368	905
*	Ihlas Holding A.S.	1,851,651	730

* Vestel Elektronik Sanayi
ve Ticaret A.S.	252,815	664
		182,861
Total Common Stocks
(Cost $7,370,507)		10,773,844
Temporary Cash Investments (0.8%)[1]
[3] Vanguard Market
Liquidity Fund, 5.289%	46,098,361	46,098
[3] Vanguard Market
Liquidity Fund,
5.289%—Note F	39,998,567	39,999
Total Temporary Cash Investments
(Cost $86,097)		86,097
Total Investments (100.3%)
(Cost $7,456,604)		10,859,941
Other Assets and Liabilities (–0.3%)
Other Assets—Note B		174,959
Liabilities—Note F		(201,783)
		(26,824)
Net Assets (100%)		10,833,117

Emerging Markets Stock Index Fund

At October 31, 2006, net assets consisted of:[4]
Amount
($000)
Paid-in Capital	7,595,051
Undistributed Net Investment Income	178,233
Accumulated Net Realized Losses	(344,470)
Unrealized Appreciation
Investment Securities	3,403,337
Foreign Currencies	75
Swap Contracts	891
Net Assets	10,833,117

Investor Shares—Net Assets
Applicable to 326,569,684 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,201,560
Net Asset Value Per Share—
Investor Shares	$22.05

Admiral Shares—Net Assets
Applicable to 51,354,832 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,490,989
Net Asset Value Per Share—
Admiral Shares	$29.03
Amount
($000)
Institutional Shares—Net Assets
Applicable to 25,269,235 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	558,819
Net Asset Value Per Share—
Institutional Shares	$22.11

ETF Shares—Net Assets
Applicable to 22,624,744 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,581,749
Net Asset Value Per Share—
ETF Shares	$69.91

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of equity swap contracts. Investments in swap contracts increased the fund’s equity investments in China and Taiwan to 10.0% and 12.6%, respectively, of net assets. After giving effect to swap investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.4%, respectively, of net assets. See Note D in Notes to Financial Statements.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the value of this security represented 0.3% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

Emerging Markets Stock Index Fund

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Dividends[1]	231,990
Interest[2]	2,049
Security Lending	700
Total Income	234,739
Expenses
The Vanguard Group—Note B
Investment Advisory Services	126
Management and Administrative—Investor Shares	18,902
Management and Administrative—Admiral Shares	866
Management and Administrative—Institutional Shares	559
Management and Administrative—ETF Shares	1,612
Marketing and Distribution—Investor Shares	1,510
Marketing and Distribution—Admiral Shares	12
Marketing and Distribution—Institutional Shares	133
Marketing and Distribution—ETF Shares	202
Custodian Fees	10,798
Auditing Fees	36
Shareholders’ Reports
Investor Shares	197
Admiral Shares	2
Institutional Shares	—
ETF Shares	47
Trustees’ Fees and Expenses	9
Total Expenses	35,011
Expenses Paid Indirectly—Note C	(152)
Net Expenses	34,859
Net Investment Income	199,880
Realized Net Gain (Loss)
Investment Securities Sold	(141,886)
Foreign Currencies	(4,504)
Swap Contracts	(2,081)
Realized Net Gain (Loss)	(148,471)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,970,750
Foreign Currencies	93
Swap Contracts	3,567
Change in Unrealized Appreciation (Depreciation)	1,974,410
Net Increase (Decrease) in Net Assets Resulting from Operations	2,025,819

1 Dividends are net of foreign withholding taxes of $26,478,000.

2 Interest income from an affiliated company of the fund was $1,397,000.

Emerging Markets Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	199,880	107,594
Realized Net Gain (Loss)	(148,471)	22,918
Change in Unrealized Appreciation (Depreciation)	1,974,410	953,968
Net Increase (Decrease) in Net Assets Resulting from Operations	2,025,819	1,084,480
Distributions
Net Investment Income
Investor Shares	(96,914)	(53,935)
Admiral Shares	—	—
Institutional Shares	(9,315)	(5,623)
ETF Shares	(9,827)	—
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(116,056)	(59,558)
Capital Share Transactions—Note G
Investor Shares	746,446	1,461,564
Admiral Shares	1,395,891	—
Institutional Shares	(42,144)	134,814
ETF Shares	1,042,686	357,977
Net Increase (Decrease) from Capital Share Transactions	3,142,879	1,954,355
Total Increase (Decrease)	5,052,642	2,979,277
Net Assets
Beginning of Period	5,780,475	2,801,198
End of Period[1]	10,833,117	5,780,475

1 Net Assets–End of Period includes undistributed net investment income of $178,233,000 and $98,915,000.

Emerging Markets Stock Index Fund

Financial Highlights

Investor Shares

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.91	$12.88	$11.04	$7.48	$7.28
Investment Operations
Net Investment Income	.396	.307	.263	.170	.15
Net Realized and Unrealized Gain (Loss)
on Investments[1]	5.059	3.982	1.749	3.512	.25
Total from Investment Operations	5.455	4.289	2.012	3.682	.40
Distributions
Dividends from Net Investment Income	(.315)	(.259)	(.172)	(.122)	(.20)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.315)	(.259)	(.172)	(.122)	(.20)
Net Asset Value, End of Period	$22.05	$16.91	$12.88	$11.04	$7.48

Total Return[2]	32.55%	33.66%	18.43%	49.88%	5.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,202	$4,937	$2,556	$1,589	$841
Ratio of Total Expenses to
Average Net Assets	0.42%	0.45%	0.48%	0.53%	0.57%
Ratio of Net Investment Income to
Average Net Assets	2.20%	2.48%	2.44%	2.26%	1.67%
Portfolio Turnover Rate[3]	26%	15%	11%	16%	65%

1 Includes increases from redemption fees of $.01, $.00, $.00, $.00, and $.00.

2 Total returns do not reflect the 0.5% transaction fee on purchases; the 2% fee assessed until March 23, 2005, on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; the 0.5% fee on all other redemptions; or the $10 annual account maintenance fee applied on balances under $10,000.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Emerging Markets Stock Index Fund

Admiral Shares
June 23[1] to
Oct. 31,
For a Share Outstanding Throughout the Period	2006
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income	.222
Net Realized and Unrealized Gain (Loss) on Investments[2]	3.808
Total from Investment Operations	4.030
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$29.03

Total Return[3]	16.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,491
Ratio of Total Expenses to Average Net Assets	0.30%*
Ratio of Net Investment Income to Average Net Assets	2.32%*
Portfolio Turnover Rate[4]	26%

1 Inception.

2 Includes increases from redemption fees of $.01.

3 Total returns do not reflect the 0.5% transaction fee on purchases and the 0.5% fee assessed on redemptions.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

* Annualized.

Emerging Markets Stock Index Fund

Institutional Shares

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.95	$12.90	$11.05	$7.49	$7.29
Investment Operations
Net Investment Income	.443	.344	.287	.183	.165
Net Realized and Unrealized Gain (Loss)
on Investments[1]	5.059	3.982	1.749	3.512	.246
Total from Investment Operations	5.502	4.326	2.036	3.695	.411
Distributions
Dividends from Net Investment Income	(.342)	(.276)	(.186)	(.135)	(.211)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.342)	(.276)	(.186)	(.135)	(.211)
Net Asset Value, End of Period	$22.11	$16.95	$12.90	$11.05	$7.49

Total Return[2]	32.78%	33.92%	18.64%	50.06%	5.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$559	$468	$245	$137	$76
Ratio of Total Expenses to
Average Net Assets	0.25%	0.25%	0.33%	0.38%	0.41%
Ratio of Net Investment Income to
Average Net Assets	2.37%	2.64%	2.61%	2.41%	1.85%
Portfolio Turnover Rate[3]	26%	15%	11%	16%	65%

1 Includes increases from redemption fees of $.01, $.00, $.00, $.00, and $.00.

2 Total returns do not reflect the 0.5% transaction fee on purchases; the 2% fee assessed until March 23, 2005, on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the 0.5% fee on all other redemptions.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Emerging Markets Stock Index Fund

ETF Shares
	Year
	Ended	Mar. 4[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2006	2005
Net Asset Value, Beginning of Period	$53.61	$50.55
Investment Operations
Net Investment Income	1.333	.87
Net Realized and Unrealized Gain (Loss) on Investments[2]	16.044	2.19
Total from Investment Operations	17.377	3.06
Distributions
Dividends from Net Investment Income	(1.077)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.077)	—
Net Asset Value, End of Period	$69.91	$53.61

Total Return	32.74%	6.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,582	$375
Ratio of Total Expenses to Average Net Assets	0.30%	0.30%*
Ratio of Net Investment Income to Average Net Assets	2.32%	2.59%*
Portfolio Turnover Rate[3]	26%	15%

1 Inception.

2 Includes increases from redemption fees of $.03 and $.00.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Stock Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard International Equity Index Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares (formerly known as VIPER Shares). Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Admiral Shares were first issued on June 23, 2006. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

Emerging Markets Stock Index Fund

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected stocks in the fund’s target index, when investing through a swap provides a return advantage over buying the individual stocks. Under the terms of each swap, the fund receives the total return (either receiving the increase or paying the decrease) on a reference stock, applied to a notional amount that is the value of a designated number of shares of the stock at the beginning of the swap. The fund agrees to pay the counterparty a floating rate that is reset periodically based on short-term interest rates, less a specified interest rate spread, applied to the notional amount. The primary risks associated with the swaps are that a counterparty will default on its obligation to pay net amounts due to the fund, or that the fund will incur fees in the event it terminates a swap prior to the scheduled termination date.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2006, the fund had contributed capital of $1,048,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Emerging Markets Stock Index Fund

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2006, custodian fee offset arrangements reduced the fund’s expenses by $152,000.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2006, the fund realized $26,212,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, they have been reclassified from accumulated net realized gains to paid-in capital.

During the year ended October 31, 2006, the fund realized net foreign currency losses of $4,504,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized losses to undistributed net investment income. The fund’s realized gains (losses) for the year ended October 31, 2006, include realized gains on swaps of $228,000 and taxes paid on realized capital gains on Indian securities of ($242,000), which are treated as increases (decreases) to taxable income; accordingly these amounts have been reclassified from accumulated net realized losses to undistributed income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2006, the fund realized gains on the sale of passive foreign investment companies of $12,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on passive foreign investment company holdings at October 31, 2006, was $5,764,000, of which $1,565,000 has been distributed and is reflected in the balance of undistributed net income.

For tax purposes, at October 31, 2006, the fund had $191,048,000 of ordinary income available for distribution. For tax purposes, at October 31, 2006, the fund had available realized losses of $341,021,000 to offset future net capital gains of $73,850,000 through October 31, 2007, $64,992,000 through October 31, 2010, $12,244,000 through October 31, 2011, $22,603,000 through October 31, 2012, and $167,332,000 through October 31, 2014.

Emerging Markets Stock Index Fund

At October 31, 2006, the cost of investment securities for tax purposes was $7,465,814,000. Net unrealized appreciation of investment securities for tax purposes was $3,394,127,000, consisting of unrealized gains of $3,597,455,000 on securities that had risen in value since their purchase and $203,328,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2006, the fund had the following open swap contracts with Citigroup Global Markets as counterparty:

					Unrealized
		Notional	Interest Rate	Market	Appreciation
	Termination	Amount	Received	Value	(Depreciation)
Country/Reference Entity	Date	($000)	(Paid)[1]	($000)	($000)
China
Bank of China	08/14/07	19,481	(1.40%)	18,652	(829)
					(829)
Taiwan
Taiwan Cement Corp.	11/20/06	1,224	(1.58%)	1,601	377
Taiwan Cement Corp.	11/20/06	1,478	(1.58%)	1,977	499
Lite-On Technology Corp.	11/27/06	4,747	(2.83%)	5,428	681
AU Optronics Corp.	11/28/06	4,951	(1.83%)	5,819	868
Shin Kong Financial Holdings Co.	06/26/07	7,754	(2.40%)	7,049	(705)
					1,720

E. During the year ended October 31, 2006, the fund purchased $5,604,574,000 of investment securities and sold $2,413,567,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at October 31, 2006, was $38,047,000, for which the fund received cash collateral of $39,999,000.

1 Based on one-month London InterBank Offered Rate (LIBOR). Each contract provides for the payment of interest based on LIBOR less a fixed interest rate spread. If the spread is greater than LIBOR, the result is net interest received by the fund.

Emerging Markets Stock Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2006			2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,240,704	156,096	1,871,867	120,102
Issued in Lieu of Cash Distributions	89,932	4,718	49,567	3,457
Redeemed[1]	(2,584,190)	(126,252)	(459,870)	(30,082)
Net Increase (Decrease)—Investor Shares	746,446	34,562	1,461,564	93,477
Admiral Shares
Issued	1,441,290	53,000	—	—
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(45,399)	(1,645)	—	—
Net Increase (Decrease)—Admiral Shares	1,395,891	51,355	—	—
Institutional Shares
Issued	105,839	5,028	183,235	11,719
Issued in Lieu of Cash Distributions	7,301	382	3,532	246
Redeemed[1]	(155,284)	(7,780)	(51,953)	(3,311)
Net Increase (Decrease)—Institutional Shares	(42,144)	(2,370)	134,814	8,654
ETF Shares
Issued	1,139,196	17,234	367,775	7,191
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(96,510)	(1,600)	(9,798)	(200)
Net Increase (Decrease)—ETF Shares	1,042,686	15,634	357,977	6,991

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1 Net of redemption fees of $6,249,000 and $1,927,000 (fund totals).

Total International Stock Index Fund

Fund Profile

As of October 31, 2006

Portfolio Characteristics
Fund
Expense Ratio	0.00%
Acquired Fund Fees and Expenses[1]	0.32%

Sector Diversification (% of portfolio)
		Target	Broad
	Fund[2]	Index[3]	Index[4]
Consumer Discretionary	11%	11%	11%
Consumer Staples	8	7	7
Energy	9	9	10
Financials	28	29	29
Health Care	7	7	6
Industrials	10	10	10
Information Technology	7	7	7
Materials	9	9	9
Telecommunication
Services	6	6	6
Utilities	5	5	5

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[3]	Broad Index[4]
R-Squared	0.99	0.99
Beta	1.00	1.00

Allocation to Underlying Vanguard Funds

European Stock Index Fund Investor Shares	58.5%
Pacific Stock Index Fund Investor Shares	26.6%
Emerging Markets Stock Index Fund
Investor Shares	14.9%

Country Diversification (% of portfolio)
		Target
	Fund[2]	Index[3]
Europe
United Kingdom	20%	21%
France	8	9
Germany	6	6
Switzerland	6	6
Spain	4	4
Netherlands	4	2
Italy	3	3
Sweden	2	2
Belgium	1	1
Denmark	1	1
Finland	1	1
Greece	1	1
Ireland	1	1
Norway	1	1
Subtotal	59%	59%
Pacific
Japan	20%	20%
Australia	5	5
Hong Kong	1	1
Singapore	1	1
Subtotal	27%	27%
Emerging Markets
South Korea	3%	3%
Brazil	2	2
Russia	2	2
Taiwan	2	2
China	2	2
India	1	1
Mexico	1	1
South Africa	1	1
Subtotal	14%	14%

1 This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the fund invests. The fund does not have any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2 Reflects holdings of underlying funds.

3 Total International Composite Index.

4 MSCI All Country World Index ex USA.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 121.

Total International Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total International Stock Index Fund[1]	27.84%	15.67%	7.35%	$20,317
MSCI All Country World Index ex USA	28.91	16.67	8.15	21,896
Total International Composite Index[2]	28.28	15.79	7.31	20,257
Average International Fund[3]	26.31	13.42	7.24	20,115

1 Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.

2 Consists of the MSCI Europe Index (58.3%), the MSCI Pacific Index (26.9%), and the MSCI Emerging Markets Index (14.8%) as of October 31, 2006.

3 Derived from data provided by Lipper Inc.

Total International Stock Index Fund

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Total International Stock Index Fund[2]	4/29/1996	18.79%	15.42%	6.80%

1 Consists of the MSCI Europe Index (58.3%), the MSCI Pacific Index (26.9%), and the MSCI Emerging Markets Index (14.8%) as of October 31, 2006.

2 Returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.

Note: See Financial Highlights table on page 94 for dividend and capital gains information.

Total International Stock Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
International Stock Funds (100.0%)
Vanguard European Stock Index Fund Investor Shares	306,866,692	10,639,068
Vanguard Pacific Stock Index Fund Investor Shares	399,486,304	4,845,769
Vanguard Emerging Markets Stock Index Fund Investor Shares	122,953,435	2,711,123

Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.289%	6,537,329	6,537
Total Investment Companies (Cost $12,860,675)		18,202,497
Other Assets and Liabilities (0.0%)
Other Assets		25,584
Liabilities		(28,012)
		(2,428)
Net Assets (100%)
Applicable to 1,076,819,534 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		18,200,069
Net Asset Value Per Share		$16.90

At October 31, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	12,905,314	$11.99
Undistributed Net Investment Income	3,085	—
Accumulated Net Realized Losses	(50,152)	(.05)
Unrealized Appreciation	5,341,822	4.96
Net Assets	18,200,069	$16.90

• See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Total International Stock Index Fund

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Income Distributions Received	256,922
Net Investment Income—Note B	256,922
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	1,573
Realized Net Gain (Loss)	1,573
Change in Unrealized Appreciation (Depreciation) of Investment Securities	3,233,656
Net Increase (Decrease) in Net Assets Resulting from Operations	3,492,151

Total International Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	256,922	168,316
Realized Net Gain (Loss)	1,573	(471)
Change in Unrealized Appreciation (Depreciation)	3,233,656	1,438,347
Net Increase (Decrease) in Net Assets Resulting from Operations	3,492,151	1,606,192
Distributions
Net Investment Income	(254,606)	(168,772)
Realized Capital Gain	—	—
Total Distributions	(254,606)	(168,772)
Capital Share Transactions—Note E
Issued	5,216,842	3,624,696
Issued in Lieu of Cash Distributions	232,227	154,147
Redeemed[1]	(1,817,473)	(1,201,975)
Net Increase (Decrease) from Capital Share Transactions	3,631,596	2,576,868
Total Increase (Decrease)	6,869,141	4,014,288
Net Assets
Beginning of Period	11,330,928	7,316,640
End of Period[2]	18,200,069	11,330,928

1 The fund collected redemption fees of $719,000 and $266,000, which were reallocated proportionately to the funds in which it invests.

2 Net Assets–End of Period includes undistributed net investment income of $3,085,000 and $769,000.

Total International Stock Index Fund

Financial Highlights

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.49	$11.48	$9.84	$7.79	$8.99
Investment Operations
Net Investment Income	.294	.255	.19	.157	.165
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	3.410	2.010	1.64	2.050	(1.200)
Total from Investment Operations	3.704	2.265	1.83	2.207	(1.035)
Distributions
Dividends from Net Investment Income	(.294)	(.255)	(.19)	(.157)	(.165)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.294)	(.255)	(.19)	(.157)	(.165)
Net Asset Value, End of Period	$16.90	$13.49	$11.48	$9.84	$7.79

Total Return[1]	27.84%	19.91%	18.80%	28.94%	–11.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,200	$11,331	$7,317	$4,538	$2,884
Ratio of Expenses to
Average Net Assets—Note B	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.76%	1.54%	1.75%	1.70%
Portfolio Turnover Rate	2%	3%	3%	2%	5%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.

2 The acquired fund fees and expenses were 0.32%.

See accompanying Notes, which are an integral part of the Financial Statements.

Total International Stock Index Fund

Notes to Financial Statements

Vanguard Total International Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR® Funds. The fund seeks to match the performance of its target index by investing in the European, Pacific, and Emerging Markets Stock Index Funds. The fund’s indirect investments in foreign securities involve investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2006, the fund had $2,958,000 of ordinary income available for distribution. The fund had available realized losses of $49,989,000 to offset future net capital gains of $6,119,000 through October 31, 2009, and $43,870,000 through October 31, 2010.

At October 31, 2006, the cost of investment securities for tax purposes was $12,860,710,000. Net unrealized appreciation of investment securities for tax purposes was $5,341,787,000, consisting of unrealized gains of $5,341,822,000 on securities that had risen in value since their purchase and $35,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended October 31, 2006, the fund purchased $3,939,507,000 of investment securities and sold

$309,213,000 of investment securities, other than temporary cash investments.

Total International Stock Index Fund

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	338,604	284,989
Issued in Lieu of Cash Distributions	16,161	12,332
Redeemed	(118,102)	(94,276)
Net Increase (Decrease) in Shares Outstanding	236,663	203,045

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Developed Markets Index Fund

Fund Profile

As of October 31, 2006

Portfolio Characteristics
Fund
Expense Ratio	0.00%
Acquired Fund Fees and Expenses[1]	0.27%

Sector Diversification (% of portfolio)
		Target	Broad
	Fund[2]	Index[3]	Index[4]
Consumer Discretionary	12%	12%	11%
Consumer Staples	8	8	7
Energy	8	8	10
Financials	30	30	29
Health Care	7	7	6
Industrials	11	11	10
Information Technology	6	6	7
Materials	8	8	9
Telecommunication
Services	5	5	6
Utilities	5	5	5

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[3]	Broad Index[4]
R-Squared	0.99	0.97
Beta	1.00	0.92

Allocation to Underlying Vanguard Funds

European Stock Index Fund Investor Shares	68.7%
Pacific Stock Index Fund Investor Shares	31.3%

Country Diversification (% of portfolio)
		Target
	Fund[2]	Index[3]
United Kingdom	23%	24%
Japan	23	23
France	10	10
Switzerland	7	7
Germany	7	7
Australia	5	6
Netherlands	5	3
Spain	4	4
Italy	4	4
Sweden	2	2
Hong Kong	2	2
Finland	1	1
Belgium	1	1
Singapore	1	1
Denmark	1	1
Ireland	1	1
Norway	1	1
Greece	1	1
Austria	1	1

1 This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the fund invests. The fund does not have any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2 Reflects holdings of underlying funds.

3 MSCI EAFE Index.

4 MSCI All Country World Index ex USA.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 121.

Developed Markets Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 8, 2000–October 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2006			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Developed Markets Index Fund[2]	27.27%	14.43%	4.89%	$13,623
MSCI All Country World Index ex USA	28.91	16.67	6.28	14,842
MSCI EAFE Index	27.52	14.56	4.90	13,636
Average International Fund[3]	26.31	13.42	3.84	12,764

1 May 8, 2000.

2 Total return figures do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.

3 Derived from data provided by Lipper Inc.

Developed Markets Index Fund

Fiscal-Year Total Returns (%): May 8, 2000–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
Developed Markets Index Fund[1]	5/8/2000	18.90%	14.14%	4.34%

1 Total return figures do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.

Note: See Financial Highlights table on page 103 for dividend and capital gains information.

Developed Markets Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
Vanguard European Stock Index Fund Investor Shares	50,966,708	1,767,015
Vanguard Pacific Stock Index Fund Investor Shares	66,350,007	804,826
Total Investment Companies (Cost $1,800,102)		2,571,841
Other Assets and Liabilities (0.0%)
Other Assets		12,377
Liabilities		(12,311)
		66
Net Assets (100%)
Applicable to 211,624,852 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,571,907
Net Asset Value Per Share		$12.15

At October 31, 2006, net assets consisted of:[1]
	Amount	Per
	($000)	Share
Paid-in Capital	1,799,557	$8.50
Overdistributed Net Investment Income	(108)	—
Accumulated Net Realized Gains	719	—
Unrealized Appreciation	771,739	3.65
Net Assets	2,571,907	$12.15

• See Note A in Notes to Financial Statements.

1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Developed Markets Index Fund

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Income Distributions Received	37,273
Net Investment Income—Note B	37,273
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	1,323
Realized Net Gain (Loss)	1,323
Change in Unrealized Appreciation (Depreciation) of Investment Securities	440,326
Net Increase (Decrease) in Net Assets Resulting from Operations	478,922

Developed Markets Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,273	24,039
Realized Net Gain (Loss)	1,323	(117)
Change in Unrealized Appreciation (Depreciation)	440,326	186,905
Net Increase (Decrease) in Net Assets Resulting from Operations	478,922	210,827
Distributions
Net Investment Income	(37,455)	(24,120)
Realized Capital Gain	—	—
Total Distributions	(37,455)	(24,120)
Capital Share Transactions—Note E
Issued	949,160	701,583
Issued in Lieu of Cash Distributions	31,783	20,916
Redeemed[1]	(473,513)	(323,823)
Net Increase (Decrease) from Capital Share Transactions	507,430	398,676
Total Increase (Decrease)	948,897	585,383
Net Assets
Beginning of Period	1,623,010	1,037,627
End of Period[2]	2,571,907	1,623,010

1 The fund collected redemption fees of $22,000 and $260,000, which were reallocated proportionately to the funds in which it invests.

2 Net Assets–End of Period includes undistributed (overdistributed) net investment income of ($108,000) and $74,000.

Developed Markets Index Fund

Financial Highlights

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.75	$8.43	$7.22	$5.80	$6.83
Investment Operations
Net Investment Income	.219	.19	.143	.116	.12
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.400	1.32	1.210	1.420	(1.03)
Total from Investment Operations	2.619	1.51	1.353	1.536	(.91)
Distributions
Dividends from Net Investment Income	(.219)	(.19)	(.143)	(.116)	(.12)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.219)	(.19)	(.143)	(.116)	(.12)
Net Asset Value, End of Period	$12.15	$9.75	$8.43	$7.22	$5.80

Total Return[1]	27.27%	18.07%	18.94%	27.06%	–13.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,572	$1,623	$1,038	$597	$308
Ratio of Expenses to
Average Net Assets—Note B	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.82%	1.77%	1.52%	1.48%	1.30%
Portfolio Turnover Rate	9%	10%	4%	7%	5%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.

2 The acquired fund fees and expenses were 0.27%.

See accompanying Notes, which are an integral part of the Financial Statements.

Developed Markets Index Fund

Notes to Financial Statements

Vanguard Developed Markets Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR Funds. The fund seeks to match the performance of its target index by investing in the European and Pacific Stock Index Funds. The fund’s indirect investments in foreign securities involve investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2006, the fund had $1,001,000 of ordinary income and $18,000 of long-term capital gains available for distribution.

At October 31, 2006, the cost of investment securities for tax purposes was $1,800,510,000. Net unrealized appreciation of investment securities for tax purposes was $771,331,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D. During the year ended October 31, 2006, the fund purchased $694,594,000 of investment securities and sold $186,854,000 of investment securities, other than temporary cash investments.

Developed Markets Index Fund

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	85,083	75,689
Issued in Lieu of Cash Distributions	3,089	2,291
Redeemed	(42,944)	(34,735)
Net Increase (Decrease) in Shares Outstanding	45,228	43,245

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Institutional Developed Markets Index Fund

Fund Profile

As of October 31, 2006

Portfolio Characteristics
Fund
Expense Ratio	0.00%
Acquired Fund Fees and Expenses[1]	0.12%

Sector Diversification (% of portfolio)
		Target	Broad
	Fund[2]	Index[3]	Index[4]
Consumer Discretionary	12%	12%	11%
Consumer Staples	8	8	7
Energy	8	8	10
Financials	30	30	29
Health Care	7	7	6
Industrials	11	11	10
Information Technology	6	6	7
Materials	8	8	9
Telecommunication
Services	5	5	6
Utilities	5	5	5

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[3]	Broad Index[4]
R-Squared	0.99	0.97
Beta	1.00	0.93

Allocation to Underlying Vanguard Funds

European Stock Index Fund
Institutional Shares	68.7%
Pacific Stock Index Fund
Institutional Shares	31.3%

Country Diversification (% of portfolio)
		Target
	Fund[2]	Index[3]
United Kingdom	23%	24%
Japan	23	23
France	10	10
Switzerland	7	7
Germany	7	7
Australia	5	6
Netherlands	5	3
Spain	4	4
Italy	4	4
Sweden	2	2
Hong Kong	2	2
Finland	1	1
Belgium	1	1
Singapore	1	1
Denmark	1	1
Ireland	1	1
Norway	1	1
Greece	1	1
Austria	1	1

1 This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the fund invests. The fund does not have any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2 Reflects holdings of underlying funds.

3 MSCI EAFE Index.

4 MSCI All Country World Index ex USA.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 121.

Institutional Developed Markets Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 1, 2000–October 31, 2006

Initial Investment of $5,000,000

	Average Annual Total Returns
	Periods Ended October 31, 2006			Final Value of
			Since	a $5,000,000
	One Year	Five Years	Inception[1]	Investment
Institutional Developed Markets Index Fund[2]	27.41%	14.60%	4.94%	$6,812,917
MSCI All Country World Index ex USA	28.91	16.67	6.34	7,416,191
MSCI EAFE Index	27.52	14.56	4.98	6,827,060
Average International Fund[3]	26.31	13.42	3.74	6,327,499

1 June 1, 2000.

2 Total return figures do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

3 Derived from data provided by Lipper Inc.

Institutional Developed Markets Index Fund

Fiscal-Year Total Returns (%): June 1, 2000–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
Institutional Developed
Markets Index Fund[1]	6/1/2000	19.08%	14.31%	4.38%

1 Total return figures do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

Note: See Financial Highlights table on page 112 for dividend and capital gains information.

Institutional Developed Markets Index Fund

Financial Statements

Statement of Net Assets

As of October 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
International Stock Funds (100.0%)
Vanguard European Stock Index Fund Institutional Shares	71,324,875	2,477,826
Vanguard Pacific Stock Index Fund Institutional Shares	92,827,351	1,127,852

Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.289%	2,956,279	2,956
Total Investment Companies (Cost $2,779,352)		3,608,634
Other Assets and Liabilities (0.0%)
Other Assets		1,637
Liabilities		(3,385)
		(1,748)
Net Assets (100%)
Applicable to 299,259,072 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,606,886
Net Asset Value Per Share		$12.05

At October 31, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	2,785,840	$9.31
Undistributed Net Investment Income	1,006	—
Accumulated Net Realized Losses	(9,242)	(.03)
Unrealized Appreciation	829,282	2.77
Net Assets	3,606,886	$12.05

• See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Institutional Developed Markets Index Fund

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Income Distributions Received	42,789
Net Investment Income—Note B	42,789
Realized Net Gain (Loss)
Capital Gain Distributions Received	—
Investment Securities Sold	736
Realized Net Gain (Loss)	736
Change in Unrealized Appreciation (Depreciation) of Investment Securities	523,353
Net Increase (Decrease) in Net Assets Resulting from Operations	566,878

Institutional Developed Markets Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	42,789	25,345
Realized Net Gain (Loss)	736	(124)
Change in Unrealized Appreciation (Depreciation)	523,353	180,422
Net Increase (Decrease) in Net Assets Resulting from Operations	566,878	205,643
Distributions
Net Investment Income	(41,783)	(25,836)
Realized Capital Gain	—	—
Total Distributions	(41,783)	(25,836)
Capital Share Transactions—Note E
Issued	1,734,502	760,509
Issued in Lieu of Cash Distributions	29,979	19,681
Redeemed[1]	(430,784)	(122,676)
Net Increase (Decrease) from Capital Share Transactions	1,333,697	657,514
Total Increase (Decrease)	1,858,792	837,321
Net Assets
Beginning of Period	1,748,094	910,773
End of Period[2]	3,606,886	1,748,094

1 The fund collected redemption fees of $119,000 and $10,000, which were reallocated proportionately to the funds in which it invests.

2 Net Assets–End of Period includes undistributed net investment income of $1,006,000 and $0.

Institutional Developed Markets Index Fund

Financial Highlights

	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.67	$8.35	$7.16	$5.76	$6.78
Investment Operations
Net Investment Income	.229	.20	.158	.126	.132
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.380	1.32	1.190	1.400	(1.020)
Total from Investment Operations	2.609	1.52	1.348	1.526	(.888)
Distributions
Dividends from Net Investment Income	(.229)	(.20)	(.158)	(.126)	(.132)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.229)	(.20)	(.158)	(.126)	(.132)
Net Asset Value, End of Period	$12.05	$9.67	$8.35	$7.16	$5.76

Total Return[1]	27.41%	18.37%	19.05%	27.13%	–13.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,607	$1,748	$911	$567	$261
Ratio of Expenses to
Average Net Assets—Note	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.72%	1.86%	1.81%	1.80%	1.75%
Portfolio Turnover Rate	14%	6%	19%	11%	9%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2 The acquired fund fees and expenses were 0.12%.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Developed Markets Index Fund

Notes to Financial Statements

Vanguard Institutional Developed Markets Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard STAR Funds. The fund seeks to match the performance of its target index by investing in the European and Pacific Stock Index Funds. The fund’s indirect investments in foreign securities involve investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2006, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2006, the fund had $1,006,000 of ordinary income available for distribution. The fund had available realized losses of $8,789,000 to offset future net capital gains through October 31, 2011.

At October 31, 2006, the cost of investment securities for tax purposes was $2,779,805,000. Net unrealized appreciation of investment securities for tax purposes was $828,829,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D. During the year ended October 31, 2006, the fund purchased $1,681,816,000 of investment securities and sold $348,509,000 of investment securities, other than temporary cash investments.

Institutional Developed Markets Index Fund

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	155,289	82,904
Issued in Lieu of Cash Distributions	2,939	2,175
Redeemed	(39,690)	(13,398)
Net Increase (Decrease) in Shares Outstanding	118,538	71,681

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered

Public Accounting Firm

To the Trustees of International Equity Index Funds and the Shareholders of Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, Vanguard Emerging Markets Stock Index Fund, Vanguard Total International Stock Index Fund, Vanguard Developed Markets Index Fund and Vanguard Institutional Developed Markets Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, Vanguard Emerging Markets Stock Index Fund, Vanguard Total International Stock Index Fund, Vanguard Developed Markets Index Fund and Vanguard Institutional Developed Markets Index Fund (separate portfolios of Vanguard International Equity Index Funds, hereafter referred to as the “Funds”) at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for the Vanguard Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2006

Special 2006 tax information (unaudited) for Vanguard European Stock Index Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $327,009,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $670,633,000 and foreign taxes paid of $30,710,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2007.

Special 2006 tax information (unaudited) for Vanguard Pacific Stock Index Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $87,578,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $196,643,000 and foreign taxes paid of $6,593,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2007.

Special 2006 tax information (unaudited) for Vanguard Emerging Markets Stock Index Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $70,527,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $256,795,000 and foreign taxes paid of $26,152,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2007.

Special 2006 tax information (unaudited) for Vanguard Total International Stock Index Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $204,983,000 of qualified dividend income to shareholders during the fiscal year.

Special 2006 tax information (unaudited) for Vanguard Developed Markets Index Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $61,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $30,987,000 of qualified dividend income to shareholders during the fiscal year.

Special 2006 tax information (unaudited) for Vanguard Institutional Developed Markets Index Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $34,584,000 of qualified dividend income to shareholders during the fiscal year.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Stock Index Funds
Periods Ended October 31, 2006
	One	Five	Ten
	Year	Years	Years
European Stock Index Fund Investor Shares[1]
Returns Before Taxes	31.63%	14.84%	10.63%
Returns After Taxes on Distributions	31.06	14.18	9.94
Returns After Taxes on Distributions and Sale of Fund Shares	20.94	12.65	9.05

Pacific Stock Index Fund Investor Shares[1]
Returns Before Taxes	18.39%	13.69%	2.24%
Returns After Taxes on Distributions	18.05	13.36	1.93
Returns After Taxes on Distributions and Sale of Fund Shares	12.16	11.85	1.74

Emerging Markets Stock Index Fund Investor Shares[2]
Returns Before Taxes	31.24%	26.81%	8.42%
Returns After Taxes on Distributions	30.75	26.28	7.76
Returns After Taxes on Distributions and Sale of Fund Shares	20.49	23.70	6.99

1 Returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000. The funds assess a 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2 Performance figures are adjusted for the 0.50% transaction fee on purchases and redemptions. Returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

Average Annual Total Returns: International Stock Index Funds
Periods Ended October 31, 2006
	One	Five	Ten
	Year	Years	Years
Total International Stock Index Fund[1]
Returns Before Taxes	27.84%	15.67%	7.35%
Returns After Taxes on Distributions	27.36	15.05	6.68
Returns After Taxes on Distributions and Sale of Fund Shares	18.40	13.41	6.02

Developed Markets Index Fund[1]
Returns Before Taxes	27.27%	14.43%	4.89%[2]
Returns After Taxes on Distributions	26.78	13.81	4.35[2]
Returns After Taxes on Distributions and Sale of Fund Shares	18.05	12.29	3.88[2]

Institutional Developed Markets Index Fund[1]
Returns Before Taxes	27.41%	14.60%	4.94%[2]
Returns After Taxes on Distributions	26.89	13.92	4.35[2]
Returns After Taxes on Distributions and Sale of Fund Shares	18.16	12.40	3.89[2]

1 For the Total International Stock Index Fund and the Developed Markets Index Fund, returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000. The funds assess a 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2 Returns since inception. Inception dates are May 8, 2000, for the Developed Markets Index Fund and June 1, 2000, for the Institutional Developed Markets Index Fund.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. “Funds of funds,” such as the Developed Markets Index Fund, Institutional Developed Markets Index Fund, and Total International Stock Index Fund, have no direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs are calculated using each fund’s acquired fund fees and expenses.

The table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include low-balance fees, account maintenance fees, or the transaction fees on redemptions. These fees are described fully in the prospectus; they also are noted on the Performance Summary pages in this report. If the fees were applied to your account, your costs would be higher. The funds do not carry “sales loads.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios, in the Financial Statements sections of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended October 31, 2006[1]
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Stock Index Fund	4/30/2006	10/31/2006	Period[2]
Based on Actual Fund Return
European
Investor Shares	$1,000.00	$1,076.37	$1.41
Admiral Shares	1,000.00	1,076.90	0.89
Institutional Shares	1,000.00	1,077.21	0.63
ETF Shares	1,000.00	1,076.96	0.94
Pacific
Investor Shares	$1,000.00	$964.23	$1.34
Admiral Shares	1,000.00	964.42	0.84
Institutional Shares	1,000.00	964.29	0.59
ETF Shares	1,000.00	964.28	0.89
Emerging Markets
Investor Shares[3]	$995.00	$965.66	$7.03
Institutional Shares[3]	995.00	966.16	6.24
ETF Shares	1,000.00	970.97	1.49
Total International	$1,000.00	$1,029.23	$1.59
Developed Markets	$1,000.00	$1,038.46	$1.39
Institutional Developed Markets	$1,000.00	$1,039.69	$0.62
Based on Hypothetical 5% Yearly Return
European
Investor Shares	$1,000.00	$1,023.84	$1.38
Admiral Shares	1,000.00	1,024.35	0.87
Institutional Shares	1,000.00	1,024.60	0.61
ETF Shares	1,000.00	1,024.30	0.92
Pacific
Investor Shares	$1,000.00	$1,023.84	$1.38
Admiral Shares	1,000.00	1,024.35	0.87
Institutional Shares	1,000.00	1,024.60	0.61
ETF Shares	1,000.00	1,024.30	0.92
Emerging Markets
Investor Shares[3]	$995.00	$1,018.02	$7.08
Institutional Shares[3]	995.00	1,018.83	6.27
ETF Shares	1,000.00	1,023.69	1.53
Total International	$1,000.00	$1,023.64	$1.58
Developed Markets	$1,000.00	$1,023.84	$1.38
Institutional Developed Markets	$1,000.00	$1,024.60	$0.61

1 This table does not include data for funds or share classes of funds with fewer than six months of history.

2 The calculations are based on expenses incurred in the most recent six-month period. Annualized six-month expense ratios for the

European, Pacific, and Emerging Markets funds are as follows: European Stock Index Fund—0.27% for Investor Shares, 0.17% for Admiral Shares, 0.12% for Institutional Shares, and 0.18% for ETF Shares; Pacific Stock Index Fund—0.27% for Investor Shares. 0.17% for Admiral Shares, 0.12% for Institutional Shares, and 0.18% for ETF Shares; Emerging Markets Stock Index Fund—0.41% for Investor Shares, 0.25% for Institutional Shares, and 0.30% for ETF Shares. The other funds’ annualized acquired fund fees and expenses as of October 31, 2006, were (in top-to-bottom order as listed above) 0.31%, 0.27%, and 0.12%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent 6-month period, then divided by the number of days in the most recent 12-month period.

3 Calculations reflect the fund’s 0.5% purchase fee, which is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
144 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
144 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
144 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
144 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
144 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
144 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
144 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
144 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director since 2006,
Secretary since July 2005	General Counsel since 2005, and Secretary of The Vanguard Group, Inc., and of each
144 Vanguard Funds Overseen	of the investment companies served by The Vanguard Group since 2005; Principal of
The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
144 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™>www.vanguard.com

Fund Information > 800-662-7447		Vanguard, Admiral, STAR, Connect with Vanguard, and
the ship logo are trademarks of The Vanguard Group, Inc
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services >	800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction
with the offering of shares of any Vanguard		You can obtain a free copy of Vanguard’s proxy voting
fund only if preceded or accompanied by		guidelines by visiting our website, www.vanguard.com,
the fund’s current prospectus.		and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q720 122006

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2006: $110,700
Fiscal Year Ended October 31, 2005: $92,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2006: $2,347,620
Fiscal Year Ended October 31, 2005: $2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2006: $530,000
Fiscal Year Ended October 31, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2006: $101,300
Fiscal Year Ended October 31, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2006: $0
Fiscal Year Ended October 31, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2006: $101,300
Fiscal Year Ended October 31, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 15, 2006

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 15, 2006

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.